i
SECURITIES PURCHASE AGREEMENT
By and Among
ECHO LAKE FOODS, INC.,
ELT, LLC,
ECHO LAKE HUNTINGTON, INC.,
XENITEL, INC.,
ECHO LAKE HUNTINGTON 435, LLC,
BLUE GRASS REAL ESTATE CO, LLC,
ECHO YORKVILLE, LLC,
ECHO LAKE PROPERTIES, LLC,
ELKIN PROPERTIES, LLC,
THE VOTING SECURITYHOLDERS SIGNATORY HERETO,
SCOTT MEINERZ, in his capacity as Sellers’

Representative,
and
CAL-MAINE FOODS, INC.
Dated as of April 8, 2025

i
ARTICLE I DEFINITIONS; CERTAIN INTERPRETIVE MATTERS

.........................................

2
1.1
Definitions

............................................................................................................

2
1.2
Certain Interpretive Matters ...............................................................................

19
ARTICLE II SALE AND PURCHASE OF SECURITIES; CLOSING

.......................................

21
2.1
Pre-Closing Actions; Sale and Purchase of Equity ............................................

21
2.2
Closing Date Payment

........................................................................................

23
2.3
Closing Certificate

..............................................................................................

24
2.4
Post-Closing Adjustment

....................................................................................

24
2.5
Withholding Rights ............................................................................................

27
2.6
Closing

................................................................................................................

27
2.7
Relationship Among the Sellers; Sellers’ Representative

..................................

27
ARTICLE III REPRESENTATIONS AND WARRANTIES OF

THE SELLERS REGARDING THE
COMPANY GROUP

AND TRANSFERORS...............................................................................

29
3.1
Organization; Qualification; Authorization

........................................................

29
3.2
Non-Contravention; Consents

............................................................................

30
3.3
Governmental Authorizations ............................................................................

30
3.4
Capitalization

......................................................................................................

31
3.5
Financial Statements

...........................................................................................

31
3.6
No Adverse Changes

..........................................................................................

32
3.7
Sufficiency of Assets

..........................................................................................

32
3.8
Real Property

......................................................................................................

33
3.9
Title to Assets

.....................................................................................................

34
3.10
Litigation, Orders, Etc.

.......................................................................................

34
3.11
Compliance With Laws ......................................................................................

34
3.12
Intellectual Property and Intellectual Property Licenses; Data Protection

.........

34
3.13
Material Contracts

..............................................................................................

37
3.14
Environmental Laws

...........................................................................................

39
3.15
Taxes ..................................................................................................................

40
3.16
Employee Plans

..................................................................................................

42
3.17
Labor Matters .....................................................................................................

44
3.18
Company Group Employee List; Contractor List ..............................................

45
3.19
Brokerage Agreements

.......................................................................................

46
3.20
Suppliers

.............................................................................................................

46
3.21
Customers

...........................................................................................................

46
3.22
Product Liability

.................................................................................................

46
3.23
Food Safety Requirements .................................................................................

47
3.24
Inventory ............................................................................................................

48
3.25
Certain Business Relationships with the Company Group ................................

48
3.26
Insurance ............................................................................................................

48
3.27
Certain Payments

................................................................................................

48
3.28
Trade Control Laws; Sanctions ..........................................................................

49
3.29
No Other Representations or Warranties

............................................................

49
ARTICLE IV REPRESENTATIONS AND

WARRANTIES OF SECURITYHOLDERS

...........

50
4.1
Representations of the Securityholders

..............................................................

50
ARTICLE V REPRESENTATIONS AND

WARRANTIES OF BUYER ....................................

52
5.1
Organization and Qualification ..........................................................................

52
5.2
Authorization of Agreement; No Violation; No Consents; No Litigation .........

52

5.3
Financial Ability

.................................................................................................

53
5.4
Brokerage Agreements

.......................................................................................

53
5.5
Investment Intention

...........................................................................................

53
ARTICLE VI CERTAIN COVENANTS

......................................................................................

53
6.1
Conduct of the Business Prior to the Closing Date

............................................

53
6.2
Access by Buyer

.................................................................................................

56
6.3
Satisfaction of Closing Conditions; Competition Filings; Required Consents

..

57
6.4
Further Actions

...................................................................................................

58
6.5
D&O Indemnification; D&O Insurance

.............................................................

58
6.6
Employee Matters

...............................................................................................

60
6.7
Tax Matters

.........................................................................................................

62
6.8
Confidentiality

....................................................................................................

67
6.9
Access to Books and Records ............................................................................

68
6.10
R&W Insurance Policy

.......................................................................................

69
6.11
Notices of Certain Events

...................................................................................

69
6.12
Director, Manager and Officer Resignations .....................................................

70
6.13
Termination of Affiliate

Contracts

.....................................................................

70
6.14
Exclusivity

..........................................................................................................

70
6.15
Non-Compete and Non-Solicit

...........................................................................

71
ARTICLE VII CONDITIONS TO CLOSING

..............................................................................

72
7.1
Conditions of Buyer to Closing

..........................................................................

72
7.2
Conditions of the Sellers to Closing

...................................................................

73
ARTICLE VIII NON-SURVIVAL OF REPRESENTATIONS

.....................................................

74
8.1
Survival of Representations and Warranties ......................................................

74
8.2
Survival of Covenants and Agreements

.............................................................

74
8.3
Statute of Limitations

.........................................................................................

74
8.4
No Post-Closing Liability for Representations or Pre-Closing Covenants

........

74
ARTICLE IX SPECIAL INDEMNIFICATION

............................................................................

75
9.1
Indemnification Provision

..................................................................................

75
9.2
Indemnification Procedure .................................................................................

75
9.3
Determination of Losses

.....................................................................................

76
9.4
Payments ............................................................................................................

77
9.5
Tax Treatment

of Indemnification Payments

.....................................................

77
9.6
Potential Partial Release from the Indemnification Escrow Account

................

77
ARTICLE X TERMINATION, AMENDMENT

AND WAIVER

.................................................

78
10.1
Termination ........................................................................................................

78
10.2
Effect of Termination .........................................................................................

79
ARTICLE XI MISCELLANEOUS

...............................................................................................

79
11.1
No Third-Party Beneficiaries .............................................................................

79
11.2
Expenses

.............................................................................................................

79
11.3
Notices

................................................................................................................

80
11.4
Headings

.............................................................................................................

80
11.5
Entire Agreement ...............................................................................................

80
11.6
Waiver ................................................................................................................

81
11.7
Amendment ........................................................................................................

81
11.8
Public Statements ...............................................................................................

81

11.9
Assignment

.........................................................................................................

81
11.10
Independent Covenants ......................................................................................

81
11.11
Governing Law

...................................................................................................

81
11.12
Jurisdiction; Venue .............................................................................................

81
11.13
Counterparts .......................................................................................................

82
11.14
Withholding or Granting of Consent

..................................................................

82
11.15
Specific Enforcement .........................................................................................

83
11.16
Non-Recourse

.....................................................................................................

83
11.17
Waiver of

Conflicts ............................................................................................

84
ARTICLE XII CAPITALIZED

TERMS USED BUT NOT DEFINED IN THIS EXHIBIT A (THESE
“ACCOUNTING PRINCIPLES”) SHALL HAVE

THE RESPECTIVE MEANINGS ASCRIBED TO
SUCH TERMS IN THE AGREEMENT. .......................................................................................

2
ARTICLE XIII THE CLOSING CERTIFICATE

AND CLOSING STATEMENT

(TOGETHER, THE
“STATEMENTS

”) SHALL BE PREPARED

ON A COMBINED BASIS FOR THE COMPANY

GROUP
IN ACCORDANCE WITH THE FOLLOWING POLICIES AND PROCEDURES IN THE
FOLLOWING ORDER OF PRIORITY: ........................................................................................

2
13.1
the accounting principles, policies, practices, methodologies and procedures set out in these Accounting Principles (“Specific Accounting Policies”); .................................................

2
13.2
to the extent not covered by clause 13.1 above, consistent with accounting principles, policies, treatments, categorizations, practices, methods, and bases as were used in the preparation of the unaudited combined interim balance sheets as of February 28, 2025, included in the Unaudited
Financial Statements; and

............................................................................................................

2
13.3
to the extent not covered by clauses 13.1 and 13.2 above, in accordance with GAAP as of the Calculation Time. ..................................................................................................................

2
ARTICLE XIV THE SOLE REFERENCE FOR THE PREPARATION

OF THE STATEMENTS

SHALL
BE THE ASSOCIATED

DEFINITIONS SET OUT IN THE AGREEMENT AND THESE
ACCOUNTING PRINCIPLES, AND IN THE EVENT OF A CONFLICT BETWEEN THE
DEFINITIONS SET OUT IN THE AGREEMENT AND THESE ACCOUNTING PRINCIPLES THE
DEFINITIONS SET OUT IN THE AGREEMENT SHALL PREVAIL.

......................................

2
ARTICLE XV THE STATEMENTS

SHALL:

...............................................................................

2
15.1
be prepared on the basis the Company Group is a going concern and shall exclude the effect of any change of Law or GAAP after the Calculation Time.

............................................

2
15.2
be interpreted to avoid double counting (whether positive or negative) of any item to be included in the Statements.

..........................................................................................................

2
15.3
be prepared in accordance with the specific procedures that would be adopted at a financial year-end, including detailed analyses of prepayments and accruals and performance of cut-off procedures.

2
15.4
be prepared in a format set out in Schedule B-1 to the Agreement (the “Reference
Balance Sheet”) by reference to the trial balance account codes of the Company Group.

The underlying
assets and liabilities shall be classified between the columns labeled “Cash,” “Working Capital,”
“Indebtedness,” “Company Group Expenses,” “Tax Liability Amount” and “Other” on a basis consistent with the classification of the equivalent line item set forth in the Reference Balance Sheet.

To the extent the methodologies utilized in calculating the underlying amounts set forth in the
Reference Balance Sheet conflict with the Accounting Principles, the Accounting Principles shall prevail.

To the extent any new account codes are created between the date of the Reference Balance
Sheet and the Calculation Time, the amounts included therein will be (i) classified and allocated to an existing trial balance account code based on the nature of the new account code and (ii) included in or excluded from “Cash,” “Working

Capital,” “Indebtedness,” “Company Group Expenses,” “Tax
Liability Amount” and “Other” on a basis consistent with the existing account code. ..............

2

15.5
exclude any right-of-use assets or liabilities required to be recorded as such by FASB
Accounting Standards Codification Topic 842, Accounting for Leases, in respect of any operating leases (except for any past due related liabilities, which shall be included as a liability in Working
Capital).

3
15.6
not exclude any item or amount solely on the grounds of materiality. ................

3
ARTICLE XVI ANY INTERCOMPANY

BALANCES BETWEEN OR AMONG THE COMPANY
GROUP SHALL BE RECONCILED AND ELIMINATED

PRIOR TO THE CALCULATION

TIME.

ANY BALANCES THAT

ARE NOT RECONCILED AS OF THE CALCULATION

TIME SHALL BE
EXCLUDED FROM WORKING CAPITAL.

................................................................................

3
ARTICLE XVII FOR PURPOSE OF CALCULATING

WORKING CAPITAL:

........................

3
17.1
there shall be no change in the classification (i) to a current asset or a current liability of any asset or liability that has not previously been characterized as a current asset or current liability in the Reference Balance Sheet or (ii) to a long-term asset or long-term liability of any asset or liability that has not previously been characterized as a long-term asset or long-term liability in the Reference
Balance Sheet, in each case, other than such a change resulting solely from the passage of time between the date of the Reference Balance Sheet and the Calculation Time.

...........................................

3
17.2
prepayments made as of the Calculation Time shall be included in Working

Capital only
to the extent they give rise to an economic benefit to Buyer after the Closing...........................

3
ARTICLE XVIII THE OBLIGATION

FOR FISCAL YEAR 2025 ANNUAL BONUS EARNED AND
UNPAID

AS OF IMMEDIATELY

PRIOR TO CLOSING SHALL BE INCLUDED IN
INDEBTEDNESS, CALCULATED

ON A PRO RATA

BASIS, BASED ON (A) THE NUMBER OF
DAYS

BETWEEN JANUARY 1, 2025 AND THE CLOSING DATE

AND (B) THE EMPLOYEE
BONUS BUDGET FOR FISCAL YEAR 2025.

FOR AVOIDANCE

OF DOUBT, THE EMPLOYER
PORTION OF ANY TAXES

DUE ON SUCH AMOUNTS SHALL BE CALCULATED

AND
INCLUDED IN INDEBTEDNESS IN ADDITION TO THE PRO RATA

PORTION OF THE UNPAID
BONUSES EARNED AS OF IMMEDIATELY

PRIOR TO CLOSING.

TO THE EXTENT THE
BONUS IS EXPECTED TO EXCEED THE EMPLOYEE BONUS BUDGET FOR FISCAL YEAR
2025, THE BONUS LIABILITY SHALL BE EQUAL TO THE PRO-RATA

AMOUNT BASED ON
THE REVISED EMPLOYEE BONUS BUDGET FOR FISCAL YEAR 2025.

............................

3
ARTICLE XIX THE REFUND FROM KENTUCKY RELATED

TO SALES AND USE TAX
RECORDED IN
ACCOUNT #1212-00 (TAX RECEIVABLES)
, SHALL BE INCLUDED IN THE
CALCULATION

OF CASH.

..........................................................................................................

3
ARTICLE XX ESTIMATED

ADJUSTMENT AMOUNT:

...........................................................

5
20.1
Estimated Cash

.....................................................................................................

5
20.2
Estimated Company Group Expenses

..................................................................

5
20.3
Estimated Indebtedness

........................................................................................

5
20.4
Estimated Working

Capital over Target

Working Capital ...................................

5
20.5
Target

Working Capital over Estimated Working

Capital

...................................

5
20.6
Estimated Tax Liability Amount ..........................................................................

5
20.7
Estimated Adjustment Amount

(I.A minus I.B minus I.C plus the excess, if any, of I.D
minus the excess, if any, of I.E minus I.F)

..................................................................................

5
ARTICLE XXI ESTIMATED

ADJUSTED EQUITY PRICE:

......................................................

5
21.1
Purchase Price ......................................................................................................

6
21.2
Estimated Adjustment Amount ............................................................................

6
1.
Echo Lake Foods Group

.......................................................................................

6
2.
Echo Lake Properties Group ................................................................................

6
3.
Elkin Properties Group

.........................................................................................

6

v
21.3
Adjustment Escrow Amount ................................................................................

6
21.4
Indemnification Escrow Amount .........................................................................

6
21.5
Estimated Adjusted Equity Price
(II.A minus II.B, if II.B is negative or plus II.B, if
II.B is positive minus II.C minus II.D) .......................................................................................

6
1.
Echo Lake Foods Group

.......................................................................................

6
2.
Echo Lake Properties Group ................................................................................

6
3.
Elkin Properties Group

.........................................................................................

6
ARTICLE XXII CLOSING DATE

PAYMENT:

............................................................................
$[●]

6
ARTICLE XXIII ALLOCATION

OF PURCHASE PRICE:

.........................................................

9
THE PURCHASE PRICE SHALL BE ALLOCATED

AMONG THE TRANSFEROR GROUPS AS
FOLLOWS:

9
23.1
Echo Lake Foods Group

.......................................................................................

9
23.2
Echo Lake Properties Group ................................................................................

9
23.3
Elkin Properties Group

.........................................................................................

9
ARTICLE XXIV ESTIMATED

ADJUSTMENT AMOUNT / FINAL ADJUSTMENT AMOUNT (
AS
APPLICABLE
):

9
24.1
Estimated Cash / Closing Cash (as applicable)

....................................................

9
24.2
Estimated Company Group Expenses / Company Group Expenses (as applicable)

9
24.3
Estimated Indebtedness / Closing Indebtedness (as applicable) ..........................

9
24.4
Estimated Working

Capital over Target

Working Capital / Closing Working

Capital over
Target

Working Capital (as applicable) ......................................................................................

9
24.5
Target

Working Capital over Estimated Working

Capital / Target

Working Capital over
Closing Working

Capital (as applicable) ....................................................................................

9
24.6
Estimated Tax Liability Amount / Closing Tax

Liability Amount (as applicable)9
24.7
Estimated Adjustment Amount / Final Adjustment Amount (as applicable)

(II.A
minus II.B minus II.C plus the excess, if any, of II.D minus the excess, if any,

of II.E minus II.F)

9
ARTICLE XXV ESTIMATED

ADJUSTED EQUITY PRICE / FINAL ADJUSTED EQUITY PRICE (
AS
APPLICABLE
):

10
25.1
Purchase Price ....................................................................................................

10
1.
Echo Lake Foods Group

.....................................................................................

10
2.
Echo Lake Properties Group ..............................................................................

10
3.
Elkin Properties Group

.......................................................................................

10
25.2
Estimated Adjustment Amount / Final Adjustment Amount (as applicable)

.....

10
1.
Echo Lake Foods Group

.....................................................................................

10
2.
Echo Lake Properties Group ..............................................................................

10
3.
Elkin Properties Group

.......................................................................................

10
25.3
Adjustment Escrow Amount (allocated in the same proportions as the Purchase Price)
10
1.
Echo Lake Foods Group

.....................................................................................

10
2.
Echo Lake Properties Group ..............................................................................

10
3.
Elkin Properties Group

.......................................................................................

10
25.4
Indemnification Escrow Amount (allocated in the same proportions as the Purchase
Price)

10
1.
Echo Lake Foods Group

.....................................................................................

10
2.
Echo Lake Properties Group ..............................................................................

10
3.
Elkin Properties Group

.......................................................................................

10
25.5
Estimated Adjusted Equity Price / Final Adjusted Equity Price (as applicable)
(III.A
minus III.B, if III.B is negative or plus III.B, if III.B is positive minus III.C minus III.D)

......

10

1.
Echo Lake Foods Group

.....................................................................................

10
2.
Echo Lake Properties Group ..............................................................................

10
3.
Elkin Properties Group

.......................................................................................

10

ARTICLE XXVI EFFECTIVE AS OF IMMEDIATELY

AFTER THE CONVERSIONS, ASSIGNOR
HEREBY DISTRIBUTES, TRANSFERS AND ASSIGNS TO ASSIGNEE ALL RIGHT,

TITLE AND
INTEREST IN AND TO THE EXCLUDED ASSETS, AND ASSIGNEE HEREBY ACCEPTS SUCH
ASSIGNMENT.

12
ARTICLE XXVII THE PARTIES

AGREE THAT

THE TRANSACTIONS CONTEMPLATED

BY
THIS AGREEMENT ARE INTENDED TO BE TREATED

AS DISREGARDED FOR FEDERAL AND
APPLICABLE STATE

AND LOCAL INCOME TAX PURPOSES, AND SHALL FILE ALL TAX
RETURNS IN A MANNER CONSISTENT WITH SUCH INTENT. ........................................

12
ARTICLE XXVIII IN THOSE CASES WHERE (A) ANY EXCLUDED ASSET IS NOT BY ITS
TERMS ASSIGNABLE OR (B) THE ASSIGNMENT OF SUCH EXCLUDED ASSETS REQUIRES
THE CONSENT OF A THIRD PARTY

IN CONNECTION WITH THE TRANSACTIONS
CONTEMPLATED

BY THIS AGREEMENT, ASSIGNOR AND ASSIGNEE WILL, PRIOR TO

AND
AFTER THE CLOSING, COOPERATE

AND USE THEIR RESPECTIVE REASONABLE BEST
EFFORTS TO OBTAIN

ALL CONSENTS AND WAIVERS

AND TO RESOLVE

ALL
IMPRACTICALITIES OF ASSIGNMENTS AND TRANSFERS NECESSARY TO CONVEY OR GIVE
ASSIGNEE THE RIGHT TO ANY SUCH EXCLUDED ASSETS.

IF ASSIGNOR COLLECTS ANY
PAYMENTS

WITH RESPECT TO THE EXCLUDED ASSETS, ASSIGNOR WILL REMIT SUCH
AMOUNTS, WITHOUT OFFSET OR HOLDBACK, TO ASSIGNEE NO LATER

THAN FIVE
BUSINESS D
AY
S AFTER THE DATE

ON WHICH SUCH COLLECTION OCCURS.

.........

12
ARTICLE XXIX THE TERMS AND CONDITIONS OF THIS AGREEMENT SHALL BE BINDING
UPON AND SHALL INURE TO THE BENEFIT OF THE PARTIES

AND THEIR RESPECTIVE
SUCCESSORS, ASSIGNS AND HEIRS.

THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE

OF DELAWARE,
REGARDLESS OF CONFLICT OF LAW PRINCIPLES.

THIS AGREEMENT MAY

BE EXECUTED
IN ONE OR MORE COUNTERPARTS,

EACH OF WHICH SHALL BE DEEMED AN ORIGINAL
AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE DOCUMENT.

THIS AGREEMENT
MAY

BE SIGNED AND DELIVERED BY FACSIMILE OR ELECTRONICALLY

IN PORTABLE
DOCUMENT FORMAT

(“.PDF”) OR ANY SIMILAR ELECTRONIC FORMAT,

AND FACSIMILE
OR .PDF SIGNATURES

SHALL BE BINDING FOR ALL PURPOSES HEREOF. ................ 12
1.
THE CERTIFICATE

OF FORMATION

OF THE COMPANY,

FILED WITH THE
DELAWARE

SECRETARY

OF STATE

,

EFFECTIVE AS OF [__], 2025, PURSUANT TO THE
CONVERSION OF ECHO LAKE FOODS, INC., A WISCONSIN CORPORATION,

INTO A
DELAWARE

LIMITED LIABILITY COMPANY

,

IS HEREBY ADOPTED, RATIFIED

AND
CONFIRMED.

15
2.
THIS OPERATING

AGREEMENT, TOGETHER

WITH THE APPLICABLE
PROVISIONS OF THE DELAWARE

LIMITED LIABILITY COMPANY

ACT (THE “ACT”), AS
SUPPLEMENTED BY THIS OPERATING

AGREEMENT, SHALL GOVERN ALL RIGHTS AND
OBLIGATIONS

OF THE MEMBER.

..........................................................................................

15
3.
THE SOLE MEMBER AND EQUITY OWNER OF THE COMPANY

SHALL BE THE
MEMBER, WHO SHALL OWN 100% OF THE ISSUED AND OUTSTANDING EQUITY INTERESTS
IN THE COMPANY,

CONSISTING OF ONE CLASS CALLED LIMITED LIABILITY COMPANY
MEMBERSHIP INTERESTS.

......................................................................................................

15
4.
THE MEMBER SHALL BE ENTITLED TO A 100% INTEREST IN THE
CONTRIBUTIONS, PROFITS, LOSSES AND DISTRIBUTIONS OF THE COMPANY.

ANY
DISTRIBUTION OR RETENTION OF THE PROFITS AND ASSETS OF THE COMPANY

SHALL BE
MADE IN THE DISCRETION OF THE MEMBER. ..................................................................

15

5.
THE COMPANY

SHALL BE MEMBER-MANAGED AND SHALL CONDUCT
SUCH OPERATIONS

AND BUSINESS AS THE MEMBER SHALL DETERMINE ARE IN THE
COMPANY

’S BEST INTERESTS.

..............................................................................................

15
6.
UNLESS OTHERWISE SET FORTH

IN A WRITTEN AGREEMENT, ALL DEBTS,
OBLIGATIONS

AND LIABILITIES OF THE COMPANY,

WHETHER ARISING IN CONTRACT OR
OTHERWISE, SHALL BE THE DEBTS, OBLIGATIONS

AND LIABILITIES OF THE COMPANY
AND NOT OF ANY MEMBER.

..................................................................................................

15
7.
THE MEMBER IS HEREBY AUTHORIZED AND DIRECTED, FOR AND ON
BEHALF OF THE COMPANY,

TO TAKE

ANY ACTIONS AND EXECUTE, DELIVER AND
PERFORM ANY DOCUMENTS, AGREEMENTS AND OTHER INSTRUMENTS AS THE MEMBER
DEEMS NECESSARY OR APPROPRIATE

TO ORGANIZE THE COMPANY

AND CONDUCT ITS
BUSINESS.

ALL OF SUCH DOCUMENTS, AGREEMENTS AND OTHER INSTRUMENTS ARE TO
BE IN SUCH FORM AND CONTAIN SUCH PROVISIONS AS THE MEMBER EXECUTING THE
SAME SHALL APPROVE, AND THE SIGNATURE

OF THE MEMBER APPEARING THEREON
SHALL BE CONCLUSIVE EVIDENCE OF ITS APPROVAL

THEREO
F.
.............................

15
8.
THE MEMBER MAY

BESTOW UPON EMPLOYEES OR REPRESENTATIVES

OF
THE COMPANY

SUCH TITLES AS THE MEMBER DEEMS NECESSARY OR EXPEDIENT TO
ENABLE IT TO CARRY OUT ITS DUTIES ON BEHALF OF THE COMPANY

.

SUCH TITLES MAY
INCLUDE “CHAIR,” “PRESIDENT,”

“CHIEF EXECUTIVE OFFICER,” “CHIEF FINANCIAL
OFFICER,” ONE OR MORE “VICE PRESIDENTS,” “TREASURER” OR “SECRETARY

,” OR SUCH
OTHER POSITIONS OR TITLES AS THE MEMBER DEEMS ADVISABLE.

SUCH PERSONS, IN
THEIR RESPECTIVE ROLES AS OFFICERS OF THE COMPANY,

MUST DISCHARGE THEIR
DUTIES IN GOOD FAITH WITH THE CARE THAT

AN ORDINARY,

PRUDENT PERSON IN A
LIKE POSITION WOULD EXERCISE UNDER SIMILAR CIRCUMSTANCES, AND IN A MANNER
THE MEMBER REASONABLY

BELIEVES TO BE IN THE BEST INTERESTS OF THE COMPANY.
15
9.
NO OFFICER OR AGENT APPOINTED BY THE MEMBER SHALL BE LIABLE,
RESPONSIBLE OR ACCOUNTABLE IN DAMAGES OR OTHERWISE

TO THE COMPANY

OR
THE MEMBER FOR ANY ACTS PERFORMED OR OMITTED BY SUCH PERSON IN GOOD
FAITH, EXCEPT FOR ACTS OR OMISSIONS THAT

CONSTITUTE GROSS NEGLIGENCE OR
WILLFUL MISCONDUCT.

THE OFFICERS SHALL BE INDEMNIFIED AND HELD HARMLESS
BY THE COMPANY,

TO THE EXTENT OF THE COMPANY

’S ASSETS, AGAINST OBLIGATIONS
AND LIABILITIES ARISING OR RESULTING

FROM OR INCIDENTAL TO

THE MANAGEMENT
OF THE COMPANY

’S AFFAIRS AND, IN ALL CASES, TO

THE EXTENT THAT

THE ACT
PROVIDES FOR INDEMNIFICATION

OF SUCH PERSONS; PROVIDED, HOWEVER, THAT

NO
PARTY

SHALL BE ENTITLED TO INDEMNIFICATION

HEREUNDER FOR ACTS OR
OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. .....

16
10.
AT

ANY TIME WHEN THERE IS ONLY

ONE MEMBER OF THE COMPANY

AND
THERE IS AN EVENT OF DISSOCIATION,

INCLUDING A MEMBER CEASING TO BE A
MEMBER OF THE COMPANY

BY REASON OF DEATH,

A SALE OR OTHER TRANSFER OF
INTEREST OR BANKRUPTCY,

ANY PERSON OR ENTITY SUCCEEDING TO THE MEMBER’S
INTEREST AS A RESULT

OF SUCH EVENT OF DISSOCIATION

SHALL BE A MEMBER
WITHOUT FURTHER ACTION ON THE PART

OF THE TRANSFEREE, THE COMPANY

OR THE
DISSOCIATED

MEMBER, AND SUCH EVENT OF DISSOCIATION

SHALL NOT CAUSE OR
RESULT

IN THE DISSOLUTION OF THE COMPANY. ..........................................................

16

LIST OF SCHEDULES
Schedule A

Employment Agreement Counterparties
Schedule B-1

Reference Balance Sheet
Schedule B-2

Allocation Methodology
Schedule C

R&W Insurance Policy
Schedule
1.1-
1

Company Group Employees Employed by Company Group Affiliates
Schedule
1.1-
2

Excluded Assets
Schedule
1.1-
3(a)

Knowledge of the Company Group
Schedule
1.1-
3(b)

Knowledge of Buyer
Schedule
1.1-
4

Permitted Liens
Schedule
3.1(a)

Foreign Qualification
Schedule
3.2

Non-Contravention; Consents
Schedule
3.3

Governmental Authorizations
Schedule
3.4

Capitalization Matters
Schedule
3.5(a)

Financial Statements
Schedule
3.5(b)

Deviations from GAAP
Schedule
3.5(c)

Liabilities
Schedule
3.5(d)

Internal Controls
Schedule
3.6

No Adverse Changes
Schedule
3.7

Sufficiency of Assets
Schedule
3.8(a)

Owned Real Property
Schedule
3.8(b)

Leased Real Property
Schedule
3.8(c)

Improvements
Schedule
3.10(a)

Litigation
Schedule
3.10(b)

Orders
Schedule
3.11

Compliance with Laws
Schedule
3.12(a)-
1

Registered Intellectual Property
Schedule
3.12(a)-
2

Unregistered Trademarks
Schedule
3.12(b)

Domain Names
Schedule
3.12(c)

Intellectual Property Exceptions
Schedule
3.12(d)

Intellectual Property Licenses
Schedule
3.12(f)

Personal Data
Schedule
3.13

Material Contracts
Schedule
3.13(b)

Material Contract Breaches and Defaults
Schedule
3.14(a)

Environmental Laws
Schedule
3.14(b)

Environmental Proceedings
Schedule
3.14(c)

Environmental Permits
Schedule
3.14(d)

Environmental Notices
Schedule
3.14(e)

Releases
Schedule
3.15

Taxes
Schedule
3.16(a)

Employee Plans
Schedule
3.16(b)

Employee Plans
Schedule
3.16(h)

Employee Plans
Schedule
3.17

Labor Matters
Schedule
3.18(a)

Company Group Employees
Schedule
3.18(b)

Consultants and Individual Independent Contractors
Schedule
3.19

Brokerage Agreements
Schedule
3.20

Suppliers
Schedule
3.21

Customers
Schedule
3.22

Product Liability

x
Schedule
3.24

Inventory
Schedule
3.25

Affiliate Transactions
Schedule
3.26

Insurance
Schedule
6.1

Pre-Closing Conduct of the Business
Schedule
6.13

Termination of Affiliate Contracts
Schedule
6.15(a)

Restricted Parties
Schedule
9.1

Specified Liabilities
LIST OF EXHIBITS
Exhibit A

Accounting Principles
Exhibit B

Form of Closing Certificate
Exhibit C

Form of Consideration Allocation Schedule
Exhibit D

Form of Excluded Asset

Assignment Agreement
Exhibit E

Form of Echo Lake LLC Agreement

SECURITIES PURCHASE AGREEMENT
This Securities

Purchase Agreement (this

“Agreement”), dated

as of

the 8th day

of April, 2025, is
by and among:
(a) Cal-Maine Foods, Inc., a Delaware corporation (“Buyer”);
(b)
the

following companies

to

be

acquired,

directly

or

indirectly,

by

Buyer

on

the

terms

and
subject to

the conditions

set forth

in this Agreement

(each, a

“Company” and,

collectively,
the “Companies” or the “Company Group”):
(i) Echo Lake Foods, Inc., a Wisconsin corporation (“Echo Lake Foods”);
(ii) ELT, LLC, a Wisconsin limited liability company (“ELT”);
(iii) Echo Lake Huntington, Inc., a Wisconsin corporation (“Huntington”);
(iv) Xenitel, Inc., a Wisconsin corporation (“Xenitel”);
(v)
Echo

Lake

Huntington

435,

LLC,

a

Wisconsin

limited

liability

company
(“Huntington 435”);
(vi)
Blue

Grass Real

Estate Co,

LLC, a

Wisconsin

limited liability

company (“Blue
Grass”); and
(vii) Echo Yorkville, LLC, a Wisconsin limited liability company (“Yorkville”);
(c) the following transferring entities and securityholders (each, a “Seller” and, collectively, the
“Sellers”):
(i)
Echo Lake

Properties, LLC,

a Wisconsin

limited liability

company (“Echo

Lake
Properties”);
(ii)
Elkin

Properties,

LLC,

a

Wisconsin

limited

liability

company

(“Elkin
Properties”);
(iii) the holders, collectively, of 100% of the issued and outstanding shares of Class A voting

common

stock

of

Echo

Lake

Foods,

as

set

forth

on

the

signature

pages
hereto

(each,

a

“Voting

Securityholder”

and,

collectively,

the

“Voting
Securityholders”); and
(d) Scott Meinerz, in his capacity as Sellers’ Representative.
The

Persons

listed

above

in

subparagraphs
(a)

–
(d)

are

sometimes

referred

to

individually

as

a
“Party” and

collectively as

the “Parties.”

Capitalized terms

used but

not defined

elsewhere in

the text

of
this Agreement have the respective meanings set forth in
Article I

below.
WITNESSETH
WHEREAS, the Securityholders collectively own all of the issued and outstanding Equity Interests of Echo

Lake Foods

(the “Echo

Lake Foods

Equity Interests”),

ELT (the

“ELT Equity

Interests”), Echo

Lake
Properties

and

Elkin

Properties

in

the

respective

amounts

set

forth

on

Schedule
3.4
,

in

each

case

which
interests are the only issued and outstanding Equity Interests of those Companies;
WHEREAS, Echo Lake

Foods owns all

of the issued

and outstanding Equity

Interests of Huntington
and Xenitel;
WHEREAS,

Echo

Lake

Properties

owns

all

of

the

issued

and

outstanding

Equity

Interests

of
Huntington 435 (the “Huntington 435 Equity Interests”);

WHEREAS, Elkin Properties owns all of the issued and outstanding

Equity Interests of Blue Grass
(the “Blue Grass Equity Interests”) and of Yorkville (the “Yorkville Equity Interests”);
WHEREAS, on the

terms and subject

to the conditions

of this Agreement, the

Sellers wish to

sell,
and Buyer wishes to purchase,

(a) all of the Echo

Lake Foods Equity Interests, (b) the

ELT Equity Interests,
(c) the

Huntington

435

Equity

Interests,

(d) the

Blue

Grass

Equity

Interests

and

(e) the Yorkville

Equity
Interests (collectively, the “Purchased Equity Interests”); and
WHEREAS, prior to or concurrently with

the execution of this

Agreement, and as a condition to

the
willingness

of,

and

material

inducement

to,

Buyer

to

enter

into

this

Agreement,

each

person

listed

on
Schedule A has entered

into an

employment agreement

with Buyer

or one

of its Affiliates,

each of

which
restrictive

covenant

agreements

and

employment

agreements

shall

become

effective

at

and

conditioned
upon the Closing;
NOW, THEREFORE,

in consideration

of the

foregoing and

of the

mutual representations,

warranties
and covenants

contained herein,

as well

as other

good and

valuable consideration,

the receipt

and sufficiency
of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS; CERTAIN INTERPRETIVE MATTERS
1.1 Definitions
.

In addition to the terms defined elsewhere herein, the following terms have the following respective meanings when used herein with initial capital letters:
“2023 Financial Statements” has the meaning set forth in Section
3.5(a).
“2024 Financial Statements” has the meaning set forth in Section
3.5(a).
“Accounting

Principles”

the

accounting

methods,

policies,

practices,

principles,

bases

and
procedures, including classification and estimation methodology as set forth on Exhibit A.
“Adjusted Equity

Price” means

the Estimated Adjusted

Equity Price

or the

Final Adjusted Equity
Price, as applicable.
“Adjustment Escrow

Account” means a

bank account designated

in writing by

the Escrow

Agent for
the purpose of holding and administering the Adjustment Escrow

Amount.
“Adjustment Escrow Amount” means an amount equal to

$4,000,000, as established in accordance
with

Section
2.2(d)(i)
,

together

with

any

interest

or

other

earnings

accrued

thereon

while

held

in

the
Adjustment Escrow Account.
“Affiliate” means, with respect to a specified entity, an entity that directly, or indirectly through one
or more intermediaries,

controls, is controlled

by or is

under common control

with, the entity

specified.

The
term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”)

means

the

possession,

directly

or

indirectly,

of

the

power

to

direct

or

cause

the

direction

of

the
management and

policies of

a Person,

whether through

the ownership

of voting

securities, by

contract or
otherwise.
“Affiliate Contracts” has the meaning set forth in Section
3.13(a)(iv).
“Agreement” has the meaning set forth in the Preamble.

“Allocation Methodology” has the meaning set forth in Section
6.7(e).
“Ancillary

Agreements”

means

each

of

the

Escrow

Agreement

and

the

Transition

Services
Agreement.
“Annual Financial Statements” has the meaning set forth in Section
3.5(a).
“Anti-Corruption Laws” has the meaning set forth in Section
3.27.
“Blue Grass” has the meaning set forth in the Preamble.
“Blue Grass Equity Interests” has the meaning set forth in the Recitals.
“Business” means the business of the Company Group, as conducted as of the date hereof.
“Business Day”

means any

day other

than (a) a

Saturday or

Sunday or

(b) a day

on which

the national
banking institutions in New York, New York or Milwaukee,

Wisconsin are required to be closed.
“Buyer” has the meaning set forth in the Preamble.
“Buyer

Closing

Date

Transaction”

means

any

transaction

engaged

in

by

any

member

of

the
Company Group

on the

Closing Date

that occurs

after the Closing

or at

the direction

of Buyer,

that is outside
the ordinary

course of

business, including

any transaction

engaged in

by any

member of

the Company

Group
in connection with the financing of any obligations of Buyer (or its Affiliate) to make a payment under this
Agreement.
“Buyer Indemnified Parties” has the meaning set forth in Section
9.1.
“Buyer Plan” has the meaning set forth in Section
6.6(d).
“Buyer Prepared Return” has the meaning set forth in Section
6.7(b)(iii).
“Buyer Tax Claim” has the meaning set forth in Section
6.7(d).
“Calculation

Time”

means

11:59 p.m. (Milwaukee,

Wisconsin

time)

on

the

day

immediately
preceding the Closing Date.
“Capital

Lease

Obligations”

means,

with

respect

to

any

Person,

for

any

applicable

period,

the
obligations of such

Person that are

required to be

classified and accounted

for as capital

obligations under
GAAP, and the amount of such obligations at any date will be the capitalized amount of such obligations at
such

date

determined

by

the

Company

Group

(but

calculated

separately

based

on

the

subtotals

for

each
Transferor Group) in accordance with the Accounting Principles.
“Cash” means, with respect to

the Company Group (but calculated

separately based on the subtotals
for each

Transferor Group),

at any

particular time,

the sum

of the

fair market

value (expressed

in United
States dollars)

of the

aggregate cash

and cash

equivalents determined

in accordance

with the Accounting
Principles

(including

marketable

securities,

deposits,

short

term

investments,

treasury

bills

and

treasury
notes with,

in each

case, an

original maturity

date of

three months

or less,),

held by

the Company

Group.

Cash

shall

(a) not

include

any

cash

security

deposits

made

or

held

by

the

Company

Group,

cash
collateralizing

any

obligation,

cash

in

reserve,

custodial

cash

and

cash

subject

to

a

dominion,

control

or
similar agreement (other than those terminated at Closing)

or otherwise subject to any legal, contractual or
other restriction on the ability to freely transfer or use

such cash for any lawful purpose, including any cash
subject to

repatriation and

the imposition

of any

withholding Taxes

or other

Taxes on

any such

cash if

it

were to be distributed or otherwise repatriated to the Company Group, (b) not include any cash held in any third-party account owned solely by

one or more Excluded Companies,

(c) be reduced by all overdrafts

and
issued and uncleared

checks in excess

of bank balances

that would be

reported as accounts

payable or short-
term borrowings

under GAAP

and (d) not

include any

amounts paid

to satisfy

or discharge

any Indebtedness,
Company

Group

Expenses

or

any

cash

distributions

by

the

Company

Group,

in

each

case

where

such
amounts

are paid

after

the Calculation

Time

but immediately

prior

to the

Closing.

For the

avoidance of
doubt, Closing

Cash will

be reduced

for checks,

drafts and

other wire

transfers issued

but not

yet cleared
and will include checks,

other wire transfers and

drafts deposited or available

for deposit but not

yet cleared
for the account of the Company Group.
“cGMP” has the meaning set forth in Section
3.23(a).
“Closing” has the meaning set forth in Section
2.6.
“Closing Cash”

means the

aggregate sum

of Cash

held by

Company Group

(but calculated

separately
based on the subtotals for each Transferor Group) as of immediately prior to the Closing.
“Closing Certificate” has the meaning set forth in Section
2.3.
“Closing Date” has the meaning set forth in Section
2.6.
“Closing Date Payment” has the meaning set forth in Section
2.2(c).
“Closing Indebtedness”

means the

aggregate sum

of the

Indebtedness of

the Company

Group (but
calculated

separately

based

on

the

subtotals

for

each

Transferor

Group)

as

of

immediately

prior

to

the
Closing.
“Closing Statement” has the meaning set forth in Section
2.4(a).
“Closing

Tax

Liability Amount”

means

the

Tax

Liability Amount

as

of

immediately

prior

to

the
Closing.
“Closing

Working

Capital”

means

the

Working

Capital

as

of

the

Calculation

Time,

which,

for
accounting purposes,

shall be

based on the

facts and

circumstances and

information available

to Buyer

as
of the date on which the Closing Statement is delivered by Buyer to Sellers’

Representative with regards to
conditions

as

they

exist

as

of

the

Calculation

Time

in

accordance

with

Financial Accounting

Standards
Board Accounting Standard

Codification Topic 855,

Subsequent Events

and shall

exclude (a) all

fees and
expenses

incurred

by

or

for

the

account

of

Buyer

or

any

of

its

Affiliates,

(b) the

effects

of

purchase
accounting arising from the Transactions, and

(c) the effects of any actions

taken by Buyer or its Affiliates
after the Closing and (d) any asset in respect of which any amounts have been included in Closing Cash.
“Code” means the Internal Revenue Code of 1986.
“Company” has the meaning set forth in the Preamble.
“Company Group” has the meaning set forth in the Preamble.
“Company Group Access Contact” has the meaning set forth in Section
6.2.
“Company Group

Data” means

all data

contained in the

Company Group Information

Technology
Systems

or

the

Company

Group’s

databases

and

all

other

information

and

data

compilations

used

by,

or
necessary to the Business.

“Company Group Domain Names” has the meaning set forth in Section
3.12(b).
“Company Group Employee List” has the meaning set forth in Section
3.18(a).
“Company

Group

Employees”

means

individuals

who

(a) are

employed

by

a

member

of

the
Company Group

or (b) (i) are

employed by

an Affiliate of

a member

of the

Company Group,

(ii) provide
services primarily in respect of the Business, and (iii) are listed on Schedule
1.1-
1.
“Company

Group

Expenses”

means,

without

duplication,

all

fees,

charges,

expenses

and

other
payments incurred or payable

by the Company Group (but

calculated separately based on the

subtotals for
each

Transferor

Group)

prior

to

the

Closing

and

in

connection

with

the

negotiation,

preparation

and
execution

of

this

Agreement

and

the

consummation

of

the

Transactions

(including

the

Pre-Closing
Restructuring) that have not

been paid as of immediately

prior to the Closing (but

calculated assuming the
Closing has

been consummated),

including (a) fees

and disbursements

of attorneys,

accountants, investment
bankers and

other advisory

or transaction

service providers

that are

payable by

the Company

Group and
(b) all

severance

payments

or

similar

benefits,

and

all

change

of

control,

transaction,

sale

or

retention
bonuses or other

similar payments (other

than grants or

other issuances of

Equity Interests) that

any member
of the Company Group is obligated to pay

in connection with the Transactions and that have not

been paid
as

of

immediately

prior

to

the

Closing

(including,

in

each

case,

the

employer

portion

of

any

associated
payroll, employment, social security,

Medicare, national insurance, contributions,

unemployment or similar
Taxes

or

similar

obligations

related

to

any

such

payments,

determined

without

regard

to

whether

the
remittance of any

such amounts to

the applicable Governmental

Authority has been

deferred), but excluding
any arrangements implemented at the direction of

Buyer or its

Affiliates; provided, however, that Company
Group Expenses

shall in

no event

include, without

duplication, (i) the portion

of the

costs, fees and

expenses
of the

D&O Tail

Policy to

be paid

by Buyer

pursuant to

Section
6.5
, (ii) the

portion of

the costs

fees and
expenses of the R&W

Insurance Policy to be paid

by Buyer pursuant to Section
6.10
, (iii) any such items to
the extent

included in

the computation

of Closing

Indebtedness or

Working Capital

and (iv) any

fees and
expenses to the extent they have been paid by or on behalf of the Company Group prior to the Closing.
“Company

Group

Information

Technology

Systems”

has

the

meaning

set

forth

in
Section
3.12(c)(vi).
“Company Group Intellectual Property” means

any and all Intellectual Property

used or held for

use
by, owned or

purported to be

owned by, or

licensed to, any

member of the

Company Group, in

each case,
that is material to the Business, excluding Open Source Licenses and Off the Shelf Software.
“Company Group

Lease” means

any Contract

pursuant to

which any

member of

the Company

Group
leases, subleases, licenses or

occupies Leased Real Property

from another Person, and any

amendments or
modifications thereto.
“Company

Group

Plan”

means

any

Employee

Plan

that

(a) is

sponsored

by

a

member

of

the
Company Group or (b) primarily covers current or former Company Group Employees.
“Company Group Privacy and Data Security

Policies” means the Company Group’s past

or present,
internal or public-facing

policies, notices and

statements concerning the

privacy, security or

Processing of
Personal Data.
“Competing Business” has the meaning set forth in Section
6.15(a)(i).
“Competitive Activity”

means

being

directly

or

indirectly

engaged

in

and/or

being

employed

by,
promoting, assisting (financially or otherwise), consulting for the benefit of, having any governance role

or
rights

with

respect

to

or

having

a

financial

or

ownership

interest

in,

any

Competing

Business;

provided,

however, that

a passive

investment in

the capital

stock or

other interest

of an

issuer whose

securities are
listed on

a national securities

exchange or quotation

system or traded

in the over-the-counter

market shall
not

constitute

a

Competitive Activity

so

long

as

such

Person

does

not,

directly

or

indirectly

(including
through

such Person’s

Affiliates), hold

in the

aggregate

more than

2% of

the outstanding

shares or

other
interests so listed or traded.
“Confidential Information” has the meaning set forth in Section
6.8.
“Confidentiality

Agreement”

means

that

certain

confidentiality

agreement,

dated

as

of
November 20, 2024, by and between Echo Lake Foods and Buyer.
“Conflicting Transaction”

means any (a) reorganization,

liquidation, dissolution or

recapitalization
involving

any

member

of

the

Company

Group

or

any

Transferor

thereof,

(b) merger

or

consolidation
involving any member

of the Company

Group or any

Transferor thereof, (c) sale

of all

or any material

assets
of

any

of

the

members

of

the

Company

Group

(other

than

sales

of

inventory

in

the

ordinary

course

of
business and sales

of assets that

are obsolete or

no longer useful

to the business

of the applicable

member
of the

Company Group) or,

except as not

prohibited by Section
6.1,

all or any

equity securities (including
any rights to

acquire, or securities

convertible into or

exchangeable for, any

such equity securities)

of any
member of the

Company Group or

any Transferor

thereof or (d) similar

transaction or business

combination
involving

any

member

of

the

Company

Group,

any

Transferor

thereof

or

their

respective

businesses

or
assets.
“Consideration Allocation Schedule” has the meaning set forth in Section
2.3.
“Continuing Employee” has the meaning set forth in Section
6.6(a).
“Contract” means any contract, agreement, indenture, note, bond, loan, license, instrument, lease or other

agreement,

whether

oral

or

written,

and

in

each

case,

that

is

legally

binding,

but

excluding

any
Employee Plans or purchase orders.
“Conversions” has the meaning set forth in Section
2.1(a)(v).
“Copyrights”

means

all

copyrights

and

works

of

authorship

(including

any

moral

and

economic
rights however

denominated), and

all copyright

registrations and

pending copyright

applications, and

any
renewals or extensions of any of the foregoing.
“D&O Expenses” has the meaning set forth in Section
6.5(b).
“D&O Indemnifiable Claim” has the meaning set forth in Section
6.5(b).
“D&O Indemnified Party” has the meaning set forth in Section
6.5(b).
“D&O Indemnifying Party” has the meaning set forth in Section
6.5(b).
“D&O Losses” has the meaning set forth in Section
6.5(b).
“D&O Tail Policy” has the meaning set forth in Section
6.5(c).
“Domain Names” means all Internet domain names and all Uniform Resource Locators (URLs).
“Echo Lake Foods” has the meaning set forth in the Preamble.
“Echo Lake Foods Contribution”

has the meaning set forth in Section
2.1(a)(ii).

“Echo Lake Foods Equity Interests” has the meaning set forth in the Recitals.
“Echo Lake Foods Group” means, collectively, Echo Lake Foods, Huntington and Xenitel.
“Echo Lake Foods Transferor”

has the meaning set forth in Section
2.1(a)(i).
“Echo

Lake LLC

Agreement”

means

the

Limited Liability

Company Agreement

of the

Delaware
limited liability company

into which Echo

Lake Foods, Inc.

is converted pursuant

to Section
2.1(a)(v)(A)
,
the form of which is attached hereto as Exhibit E.
“Echo Lake Properties” has the meaning set forth in the Preamble.
“Echo Lake Properties Group” means, collectively, Huntington 435 and ELT.
“Elkin Properties” has the meaning set forth in the Preamble.
“Elkin Properties Group” means, collectively, Blue Grass and Yorkville.
“ELT” has the meaning set forth in the Preamble.
“ELT Contribution” has the meaning set forth in Section
2.1(a)(vi).
“ELT Equity Interests” has the meaning set forth in the Recitals.
“Employee

Plan”

means

each

“employee

benefit

plan”

(as

defined

in

Section 3(3)

of

ERISA,
whether or not subject

to ERISA), and each

other compensation or benefit

plan, contract, program, policy,
arrangement or agreement, including any

severance, termination, retention, change in

control, incentive or
bonus,

deferred

compensation,

pension,

profit

sharing,

retirement,

welfare,

unemployment

benefits,

sick
leave, vacation pay, paid time

off, disability, hospitalization, health, medical,

life insurance, fringe benefit,
tax gross-up, tuition reimbursement,

flexible spending account or

scholarship, stock purchase, stock option,
equity or equity-based incentive compensation, employment, consulting or similar plan, contract, program, policy, arrangement

or agreement,

in each

case, whether

written or

unwritten, and

that is

(a) sponsored or
maintained by

any member

of the

Company Group

or to

which any

member of

the Company

Group is

a
party, (b) to which any

member of the Company

Group is required to contribute,

(c) in which any employee
or service provider of any member of the Company Group

participates related to their services provided to
such member of the Company Group

or (d) with respect to which any

member of the Company Group has
any liability or obligation (including contingent liability).
“Environmental Laws”

means all

Laws pertaining

to the

prevention of

pollution and

protection of
health and

safety (to

the extent

relating to

Hazardous Materials),

the environment

or natural

resources or
relating

to

the

use,

generation,

management,

manufacture,

processing,

treatment,

storage,

transportation,
remediation,

cleanup,

handling,

disposal

or

Release

or

threatened

Release

of,

or

exposure

to,

Hazardous
Materials currently in effect

in any and all

jurisdictions in which the

Company Group’s facilities are

located
or in

which its

operations are

conducted, including

the Clean Air Act,

the Comprehensive

Environmental
Response, Compensation, and Liability Act of

1980, the Federal Water Pollution Control

Act, the Resource
Conservation and

Recovery Act of

1976, the

Safe Drinking Water Act,

the Toxic Substances

Control Act,
the Hazardous Materials Transportation

Act, the Emergency Planning and Community Right-to-Know Act,
the Oil

Pollution Act, the

Occupational Safety

and Health Act

and any

state or

local Laws

similar thereto
and any regulations promulgated under any of the foregoing Laws.
“EPIA” has the meaning set forth in Section
3.23(a).
“Equity Interests” has the meaning set forth in Section
3.4.

“Equity Purchase” has the meaning set forth in Section
2.1(b).
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA

Affiliate” means any trade or business (whether or not incorporated) that together with any member of

the Company

Group would

be treated

as a

single employer

under Section 414

of the

Code or
Section 4001 of ERISA.
“Escrow Agent” means Citibank, N.A.,

as the Escrow Agent under the Escrow

Agreement.
“Escrow Agreement” means the Escrow

Agreement, to be entered into at the Closing by and

among
the Sellers’

Representative, Buyer and

the Escrow

Agent, in a

form mutually agreeable

to the parties

thereto.
“Estimated

Adjusted

Equity

Price”

means

an

amount

with

respect

to

the

Company

Group

(but
calculated separately based

on the subtotals

and Purchase Price

allocations for each

Transferor Group) equal
to (a) the Purchase Price, minus

(b) if the Estimated Adjustment

Amount is a negative number, the absolute
value

of

the

Estimated Adjustment

Amount,
plus
(c) if

the

Estimated Adjustment

Amount

is

a

positive
number,

the

Estimated

Adjustment

Amount,
minus

(d) the

Adjustment

Escrow

Amount,
minus

(e) the
Indemnification Escrow Amount.
“Estimated

Adjustment

Amount”

means

an

amount

with

respect

to

the

Company

Group

(but
calculated separately based

on the subtotals

for each

Transferor Group) equal

to, without duplication,

(a) the
Estimated Cash, minus

(b) the Estimated Company Group Expenses,
minus (c) the Estimated Indebtedness,
plus

(d) the excess, if any, of the Estimated Working Capital

over the Target Working Capital,
minus

(e) the
excess, if any,

of the Target Working

Capital over the

Estimated Working Capital,
minus (f) the Estimated
Tax Liability Amount.
“Estimated Cash”

means the

estimated Closing

Cash, as

set forth

on the

Closing Certificate

delivered
to Buyer pursuant to Section
2.3.
“Estimated Company Group Expenses”

means the estimated

Company Group Expenses, as

set forth
in the Closing Certificate delivered to Buyer pursuant to Section
2.3.
“Estimated

Indebtedness”

means

the

estimated

Closing

Indebtedness,

as

set

forth

on

the

Closing
Certificate delivered to Buyer pursuant to Section
2.3.
“Estimated Tax

Liability Amount”

means

the

estimated Tax

Liability Amount,

as

set

forth

in

the
Closing Certificate delivered to Buyer pursuant to Section
2.3.
“Estimated

Working

Capital”

means

the

estimated

Working

Capital

of

the

Company

Group

(but
calculated

separately

based

on

the

subtotals

for

each

Transferor

Group),

as

set

forth

on

the

Closing
Certificate delivered to Buyer pursuant to Section
2.3.
“Excluded Asset Assignment Agreement” means the

Excluded Asset Assignment Agreement to be
entered into between

Echo Lake Foods

and Echo Lake

Foods Transferor to distribute

the Excluded Assets
from Echo Lake Foods to Echo Lake Foods Transferor, which instrument shall be substantially in the form
set forth on Exhibit D.
“Excluded

Assets”

means

those

assets,

properties,

claims,

rights

and

interests

set

forth

on
Schedule
1.1-
2.
“Excluded Assets Distribution” has the meaning set forth in Section
2.1(a)(v)(D).

“Excluded Companies” means, collectively,

The Elkin Company, LLC,

a Wisconsin limited

liability
company,

Elkin

Operations,

Inc.,

a

Wisconsin

corporation,

Ailco

Equipment

Finance

Group,

Inc.,

a
Wisconsin

corporation, Aluma Tec

Industries, Inc.,

a Wisconsin

corporation, Seller

Tank Truck

Services,
Inc., a Wisconsin corporation.
“Existing Credit

Facility” means

that certain

Credit Agreement, dated

as of

July 31, 2018, by

and
among Associated Bank,

National Association, as

administrative agent,

Echo Lake

Foods and

the lenders
party thereto, as the same has been amended from time to time.
“F Reorganization” has the meaning set forth in Section
2.1(a)(iii).
“FCPA” has the meaning set forth in Section
3.27.
“FDA” means the U.S. Food and Drug Administration.
“FDCA” has the meaning set forth in Section
3.23(a).
“Final Adjusted Equity

Price” means an amount with respect

to the Company Group (but calculated
separately based on the subtotals and Purchase Price allocations for each Transferor Group) equal to (a) the
Purchase Price, minus

(b) if the

Final Adjustment Amount is a

negative number,

the absolute

value of

the
Final

Adjustment

Amount,
plus
(c) if

the

Final

Adjustment

Amount

is

a

positive

number,

the

Final
Adjustment

Amount,
minus

(d) the

Adjustment

Escrow

Amount,
minus

(e) the

Indemnification

Escrow
Amount.
“Final Adjustment Amount” means an amount

with respect to

the Company Group

(but calculated
separately based

on the

subtotals for

each Transferor

Group) equal

to, without

duplication, (a) Closing

Cash,
minus

(b) Company

Group

Expenses,
minus

(c) Closing

Indebtedness,
plus

(d) the

excess,

if

any,

of

the
Closing Working

Capital over

the Target

Working Capital,
minus

(e) the excess,

if any,

of the

Target Working
Capital over the Closing Working Capital, minus

(f) the Closing Tax Liability Amount.
“Final Adjustment Amount Determination Date” has the meaning set forth in Section
2.4(d).
“Final Closing Certificate” has the meaning set forth in Section
2.3.
“Financial Statements” has the meaning set forth in Section
3.5(b).
“Food and Beverage Laws” has the meaning set forth in Section
3.23(a).
“Fraud” means, with

respect to any

Party, an actual

and intentional fraud

involving a knowing

and
intentional misrepresentation

or a

knowing and

intentional omission,

in each

case, of

a material

fact with
respect to

the applicable

representations and

warranties made

by such

Party in Article
III,
IV

or
V

in this
Agreement or any certificate delivered pursuant to this

Agreement, made with the specific intent to deceive
or mislead (as opposed to any

fraud claim based on constructive knowledge,

negligent misrepresentation or
omission or a similar theory).
“FSIS” has the meaning set forth in Section
3.23(c).
“FTC” means the Federal Trade Commission.
“FTCA” has the meaning set forth in Section
3.23(d).
“GAAP” means generally

accepted accounting principles

in effect from

time to time

in the United
States of America.

“Governmental Authority”

means any international

organization or agency,

any U.S. and

non-U.S.
national, federal, state, county, city,

local, municipal and any other

political subdivision or government, any
governmental, regulatory or

quasi-governmental authority of

any nature (including

any agency, department,
commission,

board,

branch,

self-regulatory

organization,

court,

official,

entity,

arbitrator,

bureau

or
instrumentality)

and

any

body

exercising,

or

entitled

to

exercise

any

administrative,

executive,

judicial,
legislative, police, regulatory or Tax authority or power of any nature.
“Hazardous Material”

means any substance,

material or waste

that is listed,

classified or regulated
as

hazardous

or

toxic

or

as

a

pollutant

or

contaminant

pursuant

to

any

Environmental

Law,

or

that

is
otherwise

regulated

by

or

for

which

liability

or

standards

of

care

may

be

imposed

under

Environmental
Laws,

including

petroleum

or

petroleum

products,

radioactive

materials,

asbestos

or

asbestos-containing
material, lead or

lead-containing materials, urea

formaldehyde foam insulation,

polychlorinated biphenyls
and per- and polyfluoroalkyl substances.
“HSR Act” means the Hart-Scott-Rodino

Antitrust Improvements Act of 1976.
“Huntington” has the meaning set forth in the Preamble.
“Huntington 435” has the meaning set forth in the Preamble.
“Huntington 435 Equity Interests” has the meaning set forth in the Recitals.
“Improvements” has the meaning set forth in Section
3.8(c).
“Inactive Company Group Employee” has the meaning set forth in Section
6.6(b).
“Income Tax”

means the

United States

federal income

Tax and

any United

States state

or local

or
non-U.S. net

income Tax or

any franchise

or business

profits Tax

incurred in

lieu of

a Tax

on net

income
(but

excluding,

for

the

avoidance

of

doubt,

any

sales,

use,

real

or

personal

property,

transfer

or

similar
Taxes).
“Indebtedness” means, with respect

to the Company Group

(but calculated separately based

on the
subtotals and Purchase Price allocations

for each Transferor

Group), at any date, without

duplication, (a) all
obligations

of

the

Company

Group

for

borrowed

money

(or

issued

in

substitution

for

or

exchange

of
indebtedness

for

borrowed money),

whether

short-term

or long-term,

and whether

secured

or unsecured,
(b) all obligations of the Company Group

evidenced by bonds, debentures, notes or

similar instruments and
all reimbursement obligations of the Company

Group under or pursuant to letters

of credit or other similar
instruments

or

arrangements

by

which

the

Company

Group

assures

a

creditor

against

loss,

in

each

case,
solely

to

the

extent

drawn,

(c) all

obligations

of

the

Company

Group

upon

which

interest

charges

are
customarily paid (other

than any Taxes or

any trade payables

incurred in the

ordinary course of

business),
(d) all obligations of the Company Group under conditional sale or other title retention agreements relating to property or assets purchased

by the Company Group, (e) all

guarantees, whether direct or indirect,

by the
Company Group of Indebtedness of others

or Indebtedness of any other Person

secured by any assets of the
Company Group, (f) all Capital Lease

Obligations of the Company Group,

(g) any “applicable employment
taxes” (as defined

in Section 2302(d)(1) of

the CARES Act) that

the Company Group

has elected to

defer
in

respect

of a

Pre-Closing Tax

Period

pursuant

to

Section 2302

of

the

CARES Act,

in

each

case,

to

the
extent not subsequently paid prior to the Closing; (h) all obligations in respect of (i) non-qualified deferred compensation, post-retirement welfare benefits and/or

pensions under any Employee Plan, in

each case, to
the

extent

unfunded

or

underfunded,

(ii) accrued

deferred

compensation

and

gain

and

profit

sharing
obligations,

(iii) accrued

severance

expense

or

similar

accrued

exit

payments

or

termination

indemnities
payable

to

any

current

or

former

employee,

director,

officer

or

independent

contractor

of

the

Company
Group (but excluding for clarity, any such expenses, payments and indemnities that can be triggered solely due to an

involuntary termination

or constructive termination

(e.g., good reason

event) of

employment by
Buyer,

or

any

member

of

the

Company

Group

after

Closing),

(i) the

employer-side

employment

Taxes,
social or national insurance contributions or similar obligations payable with respect to the items described in the foregoing clause (h), (j) any

dividends or distributions payable by

the Company Group on

or after the
Calculation Time

to

any

pre-Closing

holder

of

Equity

Interests,

(k) any

payables

between

the

Company
Group, on

the one

hand, and

any Seller

or any Affiliate of

any Seller,

on the

other hand

(to the

extent not
included in

Company Group

Expenses); (l) all

obligations of

the Company

Group for

accrued but

unpaid
interest, unpaid prepayment

or redemption penalties,

overdrafts, premiums or

payments and unpaid

fees and
expenses that are payable in

connection with retirement or prepayment

of any of the foregoing

obligations
as if

such obligations

were repaid

at the

Closing, (m) all

outstanding legal

expense obligations

related to
litigation settled on or prior to Closing, including

obligations related to unpaid legal settlements and

unpaid
legal fees, in each case, whether or not accrued, (n) all accounts receivable credit balances of the Company
Group, (o) all remaining obligations related to fiscal year 2024 audit fees, (p) all obligations under forward currency

exchanges,

interest

rate

protection

agreements,

swap

agreements

and

hedging

arrangements,

in
each

case,

at

the

value

due

assuming

the

obligation

is

terminated

or

settled

at

the

Closing,

and

(q) all
obligations

of

any

deferred

or

unpaid

purchase

price

of

property,

business,

asset,

equipment,

service,
purchase price

settlement or

adjustment obligations,

and contingency

payments (other

than accounts

payable
included

in

the

calculation

of

Working

Capital),

in

each

case,

to

the

maximum

amount

payable.

Indebtedness shall not include (1) any amounts reflected in Working Capital or Company Group Expenses,
(2) any amounts available under

any debt instrument to

the extent undrawn or

uncalled, (3) trade payables
incurred in

the ordinary

course of

business, (4) any

amounts reflected

in the

Tax Liability

Amount, or

(5) any
payables or indebtedness between a member of the Company Group, on the one hand, and another member
of the Company Group, on the other hand.
“Indemnification Escrow

Account” means

a bank

account designated

in writing

by the

Escrow

Agent
for the purpose of holding and administering the Indemnification Escrow Amount.
“Indemnification

Escrow

Amount”

means

an

amount

equal

to

$5,000,000,

as

established

in
accordance with Section
2.2(d)(ii)
, together with any

interest or other earnings

accrued thereon while held
in the

Indemnification Escrow Account;

provided, however,

that a

portion of

the Indemnification

Escrow
Amount may be released

on the terms and

subject to the conditions

set forth in accordance

with Section
9.6.
“Indemnified Taxes” means, without

duplication, any of

the following:

(a) all Taxes of any

Seller,
Securityholder or their respective

Affiliates imposed on any member of the Company Group,

including any
Taxes

of

any

Seller,

Securityholder

or

their

respective

Affiliates

resulting

from

the

Pre-Closing
Restructuring;

(b) all Taxes

imposed

on

any

member

of

the Company

Group

that

are

incurred

for

a

Pre-
Closing Tax Period; (c) all Taxes for which any member

of the Company Group is held liable

by reason of
being included

in any

“affiliated group”

(as defined

in Section 1504(a)

of the

Code without

regard to

the
limitations contained in Section 1504(b) of the Code) or any other group of corporations filing

Tax Returns
on a

combined, consolidated,

unitary or

similar basis

that, at

any time

on or

before the

Closing Date,

includes
or has included any member of the Company Group or any direct or indirect predecessor of any member of
the Company Group;

(d) all Taxes

of any Person

(other than the

members of the

Company Group) for

which
any member of the

Company Group is liable

as a transferee or

successor, by contract, or

otherwise, which
Taxes are

attributable to

an event

or transaction

occurring

prior to

the Closing,

(e) all Transfer

Taxes for
which Sellers

are

liable pursuant

to Section
6.7(e)
, and

(f) all Taxes

attributable to

Echo Lake

Foods not
qualifying as an

“S corporation” for purposes

of Subchapter S of

the Code and

Huntington and Xenitel each
not qualifying as a “qualified subchapter S subsidiary” as defined under Section 1361(b)(3)(B) of the Code
(and, in each case, as of the respective

Qualification Dates set forth in Section
3.15(n))
; provided, however,
that “Indemnified Taxes”

shall not include any

Taxes included as a

liability for purposes of

determining Tax
Liability Amount,

Working

Capital,

Company

Group

Expenses,

or

Indebtedness,

in

each

case,

as

finally
determined under this Agreement.

“Independent Accountant”

means

Grant

Thornton;

provided,

however,

that

if

Grant

Thornton

is
unable

or

unwilling

to

accept

such

engagement,

then

the

Independent Accountant

will

be

a

nationally
recognized

independent accounting,

financial

advisory

or boutique

specialty firm

with an

active practice
area

focused

on

post-mergers

and

acquisitions

purchase

price

dispute

resolution

that

is

reasonably
acceptable to both the Sellers and Buyer.
“Intellectual Property” means all

Patents, Copyrights, Marks and Trade Secrets,

including the right
to

sue

or

otherwise

recover

for

any

and

all

past,

present

and

future

infringements

and

misappropriations
thereof.
“Intellectual Property

Licenses” means

(a) licenses or

sublicenses of

Intellectual Property

granted
by any member

of the Company

Group to any

third party (excluding non-exclusive

licenses and sublicenses
of

Intellectual

Property

entered

into

in

the

ordinary

course

of

business);

(b) licenses

or

sublicenses

of
Intellectual Property or

Software granted by

any third party

to any member

of the Company

Group (other
than

licenses

for

Off-the-Shelf

Software

and

Open

Source

Licenses)

and

(c) trademark

co-existence

or
consent agreements.
“Intended Tax Treatment” has the meaning set forth in Section
6.7(f).
“IRS” means the Internal Revenue Service.
“Key Customers” has the meaning set forth in Section
3.21.
“Key Suppliers” has the meaning set forth in Section
3.20.
“Knowledge” and any derivations thereof

means, the actual knowledge, after

reasonable inquiry of
those employees reporting directly

to such Persons who

would reasonably be expected

to have knowledge
of the fact, event or circumstance in

question that is in their area of

responsibility of (a) with respect to the
Company

Group

or

any

Transferor,

the

individuals

identified

on

Schedule
1.1-
3(a);

(b) with

respect

to
Buyer, the

individuals identified

on Schedule
1.1-
3(b); and

(c) with respect

to any

Voting Securityholder,
such Voting Securityholder.
“Law” means any

U.S. federal,

state, county, city

and any non-U.S.

or other government

statute, law,
regulation, rule, Order, ordinance, principle

of common law or

code and any permit or

license granted by or
under the authority of any of the foregoing.
“Leased Real

Property” means

the real

property that

is leased,

subleased, licensed

or occupied

by
any member of the Company Group from another Person.
“Lien”

means

with

respect

to

any

property

or

asset,

any

mortgage,

deed

of

trust,

lien,

pledge,
hypothecation, assignment,

license, charge,

easement, encumbrance

or security

interest in

respect of

such
property or asset.
“Losses” means,

without duplication,

losses, damages,

claims, reasonable

and documented

costs and
expenses, interest,

awards, judgments

and penalties

(including reasonable

and documented

attorneys’ and
consultants’ fees

and

expenses

and

other

reasonable

costs

of

defending,

investigating

or

settling

claims)
suffered or incurred by an indemnified party.
“Marks”

means all

trademarks, service

marks,

trade dress,

trade names,

logos,

slogans, corporate
names, fictitious

and other

business names

used in

connection with

the conduct

of an

entity’s business

to
identify any

product, service,

business or

company, and

registrations and

applications for

registration and

any renewals or extensions thereof, together in each

case with the goodwill of the business connected

with
the use of or symbolized by each of the foregoing.
“Material

Adverse

Effect”

means

any

change,

event,

circumstance,

occurrence,

state

of

facts,
development or

effect that,

individually or

in the

aggregate, (a) has,

or could

reasonably be

expected to

have,
a material adverse effect

on the business, assets,

results of operations or

financial condition of the

Company
Group, taken as

a whole or

(b) prevents or materially

impairs, or could

reasonably be expected

to prevent
or

materially

impair,

the

consummation

of

the

Transactions;

provided,

however,

that,

with

respect

to
clause (a),

changes,

events,

circumstances,

occurrences,

facts,

developments

or

effects

relating

to

the
following shall

not be

taken into

account in

determining whether

a Material Adverse Effect

has occurred:

(i) changes

in economic,

financial,

regulatory

or political

conditions

or events

or the

financing,

banking,
currency or

capital markets;

(ii) changes after

the date

hereof in

Laws or

Orders or

interpretations thereof
or

changes

after

the

date

hereof

in

accounting

rules

(including

GAAP)

or

any

interpretation

thereof;
(iii) changes affecting generally

any of the industries

(or segments thereof),

markets or geographical

areas
in

which

the

Company

Group

conducts

the

Business;

(iv) any

disaster,

calamity,

epidemic,

pandemic,
weather

condition,

military

action,

armed

hostilities

or

war

(regardless

of

whether

declared)

or

any
escalation or worsening thereof,

regardless of whether occurring

or commenced before or

after the date of
this Agreement; (v) any national or international political, labor or social conditions, (vi) any failure by the
Company Group to meet

any projections, forecasts, estimates

or financial analyses (provided,

however, that
the underlying cause

or causes of

such failure may

constitute a Material Adverse Effect);

(vii) any actions
taken or omitted

to be taken

by, with the

express written consent

of, or at

the express request

of, Buyer or
any of

its Affiliates (other than

compliance with Section
6.1)
; or

(viii) the negotiation

or execution

of this
Agreement of

the announcement

or existence

thereof, the

identity of

Buyer or

its

Affiliates or

the compliance
by any Person with any term of any agreement,

certificate or document in connection with the

Transactions
(including,

in

each

case,

the

impact

thereof

on

relationships,

contractual

or

otherwise,

with,

or

actual

or
potential

loss

or

impairment

of,

customers,

suppliers,

vendors,

partners,

employees

or

Governmental
Authorities); provided, however,

that, in the

case of the

foregoing clauses (i), (ii),

(iii), (iv) and

(v), any such
change,

event,

circumstance,

occurrence,

state

of

facts,

development

or

effect

shall

not

be

deemed

to

be
excluded solely to the extent it

has a materially disproportionate adverse effect

on the results of operations
or

financial

condition

of

the

Company

Group,

taken

as

a

whole,

as

compared

to

other

Persons

similarly
situated in

the same

industry.

For the

avoidance of

doubt, a

“Material Adverse Effect”

will be

measured
against

only

past

performance

of

the

Company

Group

and

not

against

any

forward-looking

statements,
projections or forecasts of the Company Group or any other Person.
“Material Contracts” has the meaning set forth in Section
3.13(a).
“Maximum Premium” has the meaning set forth in Section
6.5(c).
“Nonparty Affiliates” has the meaning set forth in Section
11.16.
“Objection Notice” has the meaning set forth in Section
2.4(c).
“Off-the-Shelf

Software”

means

non-exclusive

licenses

for

software

that

is

(a) licensed

under
“shrink-wrap”

or

“click-through”

contracts

or

agreements;

(b) generally

commercially

available;

and
(c) licensed for a fee of no more than $100,000 per year.
“Open Source License”

means non-exclusive licenses

for software

that (a) licenses software

or other
material as “free software” or

“open source software” or (b) is,

or is substantially similar to,

a license now
or in

the future

approved by

the Open

Source Initiative

and listed

at http://www.opensource.org/licenses,
which

licenses

include

all

versions

of

the

GNU

GPL,

the

GNU

LGPL,

the

GNU Affero

GPL,

the

MIT
license, the

Eclipse Public

License, the

Common Public

License, the

CDDL, the

Mozilla Public

License,
the Academic Free License, the BSD license and the

Apache License.

“Order”

means

any

judgment,

injunction,

order,

ruling,

award,

writ

or

decree

that

is

issued

by

a
Governmental Authority.
“Organizational Documents”

means any

charter, certificate

of incorporation,

certificate of

formation,
articles

of

association,

bylaws,

limited

liability

company

agreement,

operating

agreement,

partnership
agreement

or

similar

formation

or

governing

documents

and

instruments

of

(a) each

member

of

the
Company Group and (b) the respective Transferors thereof.
“Other Indemnitors” has the meaning set forth in Section
6.5(f).
“Outside Date” has the meaning set forth in Section
10.1(d).
“Owned

Real

Property”

means

all

real

property

that

is

owned

by

any

member

of

the

Company
Group.
“Party” or “Parties” has the meaning set forth in the Preamble.
“Passthrough Return” has the meaning set forth in Section
6.7(b)(ii).
“Patents” means all patents and patent

applications of any kind, including design

patents and design
registrations,

utility

models,

gebrauchsmuster,

patentable

inventions

and

invention

disclosures

and

all
reissues,

divisionals,

continuations,

continuations-in-part,

provisionals,

reexaminations,

substitutes

and
extensions of any of the foregoing.
“PCI DSS” has the meaning set forth in Section
3.12(f).
“Permits” has the meaning set forth in Section
3.3.
“Permitted Equity Interest Encumbrances” means Liens arising pursuant to applicable federal, state and provincial

securities Laws,

Liens arising

as a

result of

actions taken

by Buyer

or any

of its Affiliates,
and Liens imposed by the Organizational Documents.
“Permitted Liens”

means

(a) Liens

for

utilities, Taxes,

assessments

or other

similar governmental
charges that

are not

delinquent, that

may hereafter

be paid

without penalty,

or that

are being

contested in
good

faith

by

appropriate

proceedings

and

for

which

appropriate

reserves

have

been

established

in
accordance

with

GAAP,

(b) any

construction,

mechanics’,

carriers’,

workmen’s,

repairmen’s,
materialmen’s,

warehousemen’s

and

other

similar

Liens

arising

or

incurred

in

the

ordinary

course

of
business, (c) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business,
(d) Liens under the Existing Credit Facility, to the extent

paid off in full at the Closing, (e) Liens arising

in
the ordinary

course of

business that are

immaterial, individually

or in

the aggregate,

(f) Liens reflected

or
reserved against or otherwise disclosed on the balance sheets included in the Financial Statements or notes
thereto

or securing

liabilities reflected

in such

balance sheets

or notes

thereto;

(g) Liens arising

under or
created by this Agreement or any of the Ancillary Agreements; (h) zoning, entitlement, building codes and other land

use Laws

regulating the

use or

occupancy of

real property

or the

activities conducted

thereon;
(i) Liens arising under workmen’s

compensation, unemployment insurance, social

security, retirement and
similar Laws; (j) pledges and deposits to secure the performance of bids, trade Contracts, leases, surety and
appeal

bonds,

performance

bonds

and

other

obligations

of

a

similar

nature,

in

each

case

in

the

ordinary
course of business; and (k) Liens listed on Schedule
1.1-
4.
“Person”

means

an

individual,

a

corporation,

a

partnership,

a

limited

liability

company,

an
association, a trust, a joint

stock company, a joint venture, an

unincorporated organization, a business entity
or any Governmental Authority.

“Personal

Data”

means

any

information

defined

as

“personal

data,”

“personally

identifiable
information,”

“individually

identifiable

health

information,”

or

“personal

information”

or

similar

or
comparable term under any Privacy Law.
“Pre-Closing Covenant” has the meaning set forth in Section
8.2.
“Pre-Closing Restructuring” has the meaning set forth in Section
2.1(a)(vi).
“Pre-Closing Tax Period”

means (a) for

purposes of Income

Taxes, any Tax

period that

ends on or
before the Closing Date,

and with respect to

any Straddle Period, the

portion of such Straddle

Period ending
on and including the Closing Date,

and (b) for purposes of non-Income Taxes, any Tax period that ends on
or before the Calculation Time, and

with respect to any Straddle Period, the

portion of such Straddle Period
ending on the Calculation Time.
“Privacy Laws”

means all

Laws relating

to the

protection or

Processing of

Personal Data

that are
applicable to the Company Group.
“Pro Rata

Share” means,

with respect

to each

Transferor, the

applicable percentage

as set

forth in
the Closing Statement of any additional payments or

liabilities to which such Transferor is

entitled or liable
pursuant to this Agreement following the Closing Date.
“Proceedings” has the meaning set forth in Section
3.10(a).
“Processing” means

any operation

performed on

Personal Data,

including the

collection, creation,
receipt,

access,

use,

handling,

compilation,

analysis,

monitoring,

maintenance,

retention,

storage,
transmission, transfer, protection, disclosure, distribution or disposal of Personal Data.
“Property Taxes” has the meaning set forth in Section
6.7(b)(iv).
“Proposed Allocation” has the meaning set forth in Section
6.7(f).
“PTE Election” means any

election under applicable state

or local Income

Tax Law made by

or with
respect to any member of the Company Group pursuant to

which such member of the Company Group will
incur or

otherwise be

liable for any

state or

local Income Tax

liability under applicable

state or local

Law
that would have been borne (in whole or in part) by the direct or indirect equity owners of such member of
the Company

Group had

no such

election been

made (including

any “Specified

Income Tax Payment”

as
defined in IRS Notice 2020-75).
“Purchase Price” means an amount equal to $258,080,663.
“Purchased Equity Interests” has the meaning set forth in the Recitals.
“QSub Election” has the meaning set forth in Section
2.1(a)(iii).
“Qualification Dates” has the meaning set forth in Section
3.15(n).
“Qualifying Order” has the meaning set forth in Section
9.6.
“R&W Insurance Policy”

means any

Buyer-Side Representations

and Warranties Insurance

Policy
obtained by Buyer, a copy of which is attached hereto as Schedule C.
“Registered Intellectual Property” has the meaning set forth in Section
3.12(a).

“Reinhart” has the meaning set forth in Section
11.17.
“Related Parties” has the meaning set forth in Section
3.13(a)(iv).
“Release”

means

any

release,

spill,

emission,

leaking,

pumping,

pouring,

emptying,

escape,
injection,

deposit,

disposal, discharge,

dispersal, dumping,

leaching

or migration

of Hazardous

Materials
into or through

the indoor or

outdoor environment or

into or out

of any property,

including the movement
of Hazardous Materials through or in the air, soil, sediment, surface water or groundwater.
“Restricted Party” has the meaning set forth in Section
6.15(a).
“Restricted Territory” has the meaning set forth in Section
6.15(a)(i).
“Sanctioned Country” means

a country that

is, at the

then-relevant time, the

target of comprehensive
territory-based applicable

Sanctions (which,

as of

the date

of this

Agreement, includes

the so-called

People’s
Republic of Luhansk, and

the so-called People’s Republic

of Donetsk, and the

Crimea regions of Ukraine,
Cuba, Iran, North Korea and Syria).
“Sanctions”

means

economic

or

financial

sanctions or

trade

embargoes

imposed,

administered

or
enforced from

time to

time by

(a) the U.S.

government, including

those administered

by OFAC,

the U.S.
Department of State,

the USDA

and the FDA,

(b) the United Nations

Security Council,

the European Union,
any

European

Union

member

state

or

Her

Majesty’s

Treasury

of

the

United

Kingdom,

or

(c) any

other
applicable economic or

financial sanctions or

trade embargoes imposed,

administered, or enforced

by any
other country, except to the extent inconsistent with U.S. Law.
“Schedule”

means

any

disclosure

schedule

delivered

in

connection

with

the

execution

of

this
Agreement.
“Securities Act” has the meaning set forth in Section
5.5.
“Security Incident” has the meaning set forth in Section
3.12(g).
“Securityholders”

means

the

holders,

collectively,

of

100%

of

the

issued

and

outstanding

Equity
Interests of Echo Lake Foods, Echo Lake Properties, ELT and Elkin Properties.
“Seller Returns” has the meaning set forth in Section
6.7(b)(i).
“Seller Tax Claim” has the meaning set forth in Section
6.7(d).
“Sellers” has the meaning set forth in the Preamble.
“Sellers’ Representative” has the meaning set forth in Section
2.7(a).
“Software”

means

computer

software

programs,

including

tool

sets,

compilers,

higher

level
“proprietary” languages and related documentation, whether

in source code, object code or

human readable
form; provided, however, that Software does not include Off-the-Shelf Software.
“Specified Liabilities” has the meaning set forth in Section
9.1.
“Specified

Tax

Refund”

means

the

Kentucky

sales

and

use

Tax

refund

receivable

by

Echo

Lake
Foods with

respect

to the

2018 through

2021 Tax

period

in an

estimated amount

equal to

approximately
$900,000.

“Statement Date” has the meaning set forth in Section
3.5(a).
“Straddle Period”

means (a) for

purposes of

Income Taxes, any

Tax period

that includes

(but does
not end on) the Closing

Date, and (b) for purposes of non-Income Taxes,

any Tax period that includes (but
does not end on) the Calculation Time.
“Submission” has the meaning set forth in Section
2.4(d).
“Submission Deadline” has the meaning set forth in Section
2.4(d).
“Subsidiary”

means,

with

respect

to

a

specified

entity,

(a) in

the

case

of

a

corporation

or

limited
liability company,

25% or

more of

the capital

stock or

membership interests,

as applicable, the

holders of
which are regularly entitled to vote for the election of directors or managers, is owned directly or indirectly
by such entity, or (b) in the case of a trust, partnership or other entity, a trust, partnership or entity of which such specified entity owns directly or indirectly 25% or more of the beneficial interest or equity.
“Target Working Capital” means an amount equal to $36,000,000.
“Tax Claim” has the meaning set forth in Section
6.7(d).
“Tax Liability Amount”

means with

respect to

the Company

Group (but

calculated separately

for
each

Transferor

Group),

without

duplication

and

determined

as

of

the

Closing

Date,

the

amount

of

any
unpaid Income Taxes

of any member

of the

Company Group itself

(whether or not

then due) for

any Pre-
Closing Tax Period

and solely to

the extent such

unpaid Income

Taxes relate to

Tax Returns of

the Company
Group that have not

yet come due and

been filed as of

the Closing Date or

a Tax Return

with respect to such
Income Taxes has been filed but the amount shown as due thereon has not been paid as of the Closing Date
(which amount shall not be an amount less than zero in any jurisdiction or in the aggregate), which amount shall

be

calculated:

(i) by

calculating

any

Income

Taxes

for

Straddle

Periods

in

accordance

with
Section
6.7(f)

herein;

(ii) by

including

any

Income Taxes

incurred

as

a

result

of

a

PTE

Election;

(iii) by
treating any agreed or required

adjustments initiated prior to Closing

in respect of a Tax period

(or portion
thereof) ending after

the Closing Date

pursuant to Section 481

of the Code

(or any similar

provision of state,
local

or

non-U.S. Law)

for

any

Pre-Closing Tax

Period

as

having

occurred in

a

Pre-Closing Tax

Period;
(iv) by using the Company Group’s past practices to the extent permitted by applicable Law under a “more likely

than

not”

(or

higher)

level

of

authority;

(v) by

taking

into

account

any

applicable

prepayments

or
estimated payments of Income Taxes by the Company

Group on or before the Closing Date;

(vi) by taking
into

account

any

Transaction

Tax

Deductions

to

the

extent

deductible

by

the

applicable

member

of

the
Company Group under

applicable Law under

a “more likely

than not” (or

higher) level of

authority to the
extent they will actually reduce the relevant unpaid Income Tax liability as a matter of applicable Law; and
(vii) by

excluding

all

deferred

Tax

liabilities

and

deferred

Tax

assets;

provided,

however,

that

the

Tax
Liability Amount shall

not include

any Taxes

included as

a liability

for purposes

of determining Working
Capital,

Company

Group

Expenses,

or

Indebtedness,

in

each

case,

as

finally

determined

under

this
Agreement.
“Tax Refund” has the meaning set forth in Section
6.7(h).
“Tax Return” means

any report, statement,

form, return, election,

schedule, claim for

refund or other
document

or

information

relating

to

Taxes

or

required

to

be

supplied

to

a

Governmental

Authority

in
connection with Taxes, including any amendment or supplement thereto.
“Taxes” means

any and

all U.S.

federal, state,

local or

non-U.S. income,

franchise, gross

receipts,
alternative or add-on

minimum, ad valorem,

property, sales, use,

value added, excise,

stamp, withholding,
payroll, employment, unemployment, occupation, license, excise or windfall profit tax or any customs

duty

and any other tax, levy or other

similar assessment by a Governmental

Authority or other tax of any kind

or
any

charge

of

any

kind

in

the

nature

of

(or

similar

to)

taxes

whatsoever

imposed

by

a

Governmental
Authority, together with any interest,

fine, penalty or other

additional amount imposed by

a Governmental
Authority with respect thereto.
“Third Party Claim” has the meaning set forth in Section
9.2.
“Trade Control Laws” means

all applicable trade, export

control, import and antiboycott

Laws and
regulations imposed, administered or enforced by the U.S. government, including the

Arms Export Control
Act

(22

U.S.C. § 1778),

the

International

Emergency

Economic

Powers Act

(50

U.S.C. §§ 1701–1706),
Section 999 of the

Internal Revenue Code,

the U.S. customs

laws at Title

19 of the

U.S. Code, the

Export
Control Reform Act

of 2018

(50 U.S.C. §§ 4801-4861),

the International Traffic

in Arms Regulations

(22
C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1 and the Foreign Trade Regulations (15 C.F.R. Part 30).
“Trade

Secrets”

means

all

trade

secrets,

know-how

and

confidential

or

proprietary

information,
including ideas, research in progress, algorithms, data, designs, processes, formulae, drawings, schematics, blueprints, flow charts,

models, strategies, prototypes,

customer lists, supplier

lists, mailing lists,

business
plans and techniques that derive independent economic value, actual or potential, from not being generally
known or

readily ascertainable

by others,

including all

rights to

limit the

use or

disclosure thereof

by any
Person.
“Transaction Tax

Deduction”

means all

Tax deductions

or losses

of any

member of

the Company
Group resulting

from the

payment of

the following

amounts related

to the

Transactions, without

duplication:

(a) any Company Group Expenses, or (b) any fees, expenses, interest (including unamortized original issue
discount and other amounts treated as

interest for federal Income Tax

purposes), prepayment premiums and
penalties

paid or

payable

with

respect

to

the

prepayment

of

debt and

the

write-off

or

acceleration

of

the
amortization of deferred financing

costs incurred by any

member of the Company

Group with respect to

the
repayment or termination of Indebtedness.
“Transactions” means

the Equity

Purchase, the

F Reorganization, the

ELT Contribution

and the

other
transactions contemplated hereby and by the Ancillary

Agreements.
“Transfer Taxes” has the meaning set forth in Section
6.7(e).
“Transferor” means

(a) with respect

to the

Echo Lake

Foods Group,

Echo Lake

Foods Transferor,
(b) with respect to the Echo Lake Properties Group, Echo Lake Properties,

and (c) with respect to the Elkin
Properties Group, Elkin Properties.
“Transferor Group”

means each

of the

Echo Lake

Foods Group,

the Echo

Lake Properties

Group
and the Elkin Properties Group.
“Transition Services

Agreement” means a

Transition Services

Agreement to be

entered into between
the Excluded Companies and

the Company Group to

provide certain transition services

to and/or from the
Company Group in a form mutually acceptable to Buyer and the Sellers’ Representative.
“Unaudited Financial Statements” has the meaning set forth in Section
3.5(a).
“USDA” means the United States Department of Agriculture.
“Voting Securityholders” has the meaning set forth in the Preamble.

“WARN Act” means

the federal

Worker Adjustment and

Retraining Notification Act

of 1988,

and
similar applicable Laws related to plant closings, relocations, mass layoffs and employment losses.
“Working Capital” means,

with respect to

the Company Group

(but calculated separately

based on
the subtotals for each

Transferor Group), (a) the

current assets of

the Company Group,
minus

(b) the current
liabilities of the Company

Group, in each case,

calculated as of the

Calculation Time in

accordance with the
Accounting Principles, as

set forth in

Exhibit A; provided, however,

that Working Capital will

not include
(i) Cash,

(ii) Indebtedness,

(iii) Company

Group

Expenses,

(iv) the

Tax

Liability

Amount,

but

for

the
avoidance of

doubt, will

include any

sales, use,

real or

personal property,

payroll Taxes or

any other

non-
Income

Taxes

of

the

Company

Group,

(v) any

deferred

Tax

assets

and

liabilities

or

(vi) any

assets

or
liabilities to the

extent specifically excluded

from such calculations

as set forth

in the

Accounting Principles
on Exhibit A;

provided further

that Working

Capital shall

include any

receivables between

the Company
Group, on the one

hand, and any Seller

or any Affiliate of

any Seller, on the other

hand, to the extent

arising
in the ordinary course

of business and settled

to an account owned

by the Company Group

within 30 days
of Closing.

Solely for illustrative purposes,

set forth on Schedule

B-1 is a

Reference Balance Sheet as

if the
Closing had occurred on the Statement Date.
“Xenitel” has the meaning set forth in the Preamble.
“Yorkville” has the meaning set forth in the Preamble.
“Yorkville Equity Interests” has the meaning set forth in the Recitals.
1.2 Certain Interpretive Matters
.

For purposes of this Agreement:
(a)
unless otherwise specified, all references to Sections,

Articles, Schedules or Exhibits
are to the Sections, Articles, Schedules or Exhibits of or to this

Agreement;
(b) each term defined in this Agreement has the meaning assigned to it;
(c)
each

accounting

term

not

otherwise

defined

in

this

Agreement

has

the

meaning
commonly applied to it in accordance with GAAP;
(d)
words in the singular

include the plural and
vice versa,

unless the context otherwise
expressly requires;
(e)
pronouns

in

masculine,

feminine

or

neuter

genders

shall

be

construed

to

state

and
include any other gender;
(f)
the

words

“herein,”

“hereby,”

“hereof,”

“hereunder”

and

other

words

of

similar
import

refer

to

this

Agreement

as

a

whole

and

not

to

any

particular

Section,

Article

or

other
subdivision;
(g) the term “including” means “including, without limitation,”;
(h)
with respect to

the Company

Group, the

term “ordinary

course of business”

will be
deemed to refer

to the conduct

of the business

of the Company

Group in a

manner consistent with
the ordinary course of business of the Company Group consistent with past practice;
(i)
all references

to “$”

or dollar

amounts will

be to

the lawful

currency of

the United
States;

(j)
to

the

extent

the

term

“day”

or

“days”

is

used,

it

will

mean

calendar

days

unless
otherwise specified;
(k)
all references to any federal, state, local or foreign Law shall be deemed to also refer
to all rules and regulations promulgated thereunder, unless the context requires otherwise;
(l)
except

as

otherwise

specifically

provided

in

this

Agreement,

any

statute,

rule

or
regulation

defined

or

referred

to

herein

means

such

statute

as

from

time

to

time

amended,
supplemented

or

modified,

including

by

succession

of

comparable

successor

statutes,

rules

or
regulations, as applicable;
(m)
unless the context

otherwise requires, all

references to any

agreement or instrument
means

such

agreement

or

instrument

as

from

time

to

time

amended,

modified

or

supplemented,
including by waiver or consent;
(n)
no provision of this Agreement will be

interpreted in favor of,

or against, any of

the
Parties by

reason of

the extent

to which

any such

Party

or its

counsel participated

in the

drafting
thereof or

by reason

of the

extent to

which any

such provision

is inconsistent

with any

prior draft
hereof or thereof;
(o)
any document

or item

will be

deemed “delivered,”

“provided” or

“made available”
within the meaning of this Agreement if such document or item (i) is included in the electronic data
room or

(ii) actually delivered

or provided

to Buyer

or any

of its

representatives, including

via email,
in each case, at least one day prior to the date of this Agreement;
(p)
in the computation

of periods of

time from a

specified date to a

later specified date,
the word

“from” means

“from and

including” and

the words

“to” and

“until” mean

“to but

excluding”
and the

word “through”

means “to

and including.”

Whenever the

last day

for the

exercise of

any
privilege or the discharge of any duty hereunder shall fall upon a day that is not a Business Day, the
Party having such privilege

or duty may exercise such

privilege or discharge such

duty on the next
succeeding day that is a Business Day; and
(q)
The

Schedules

constitute

a

part

of

this Agreement

and

are

incorporated

into

this
Agreement for all purposes as if fully set forth herein.

Any disclosure made in any Schedule to this
Agreement shall

be deemed

to be

disclosures made

with respect

to all

representations, warranties,
covenants

and

Schedules

contained

in

this

Agreement

to

the

extent

the

applicability

thereto

is
reasonably

apparent

from

the

disclosure.

Neither

the

specification

of

any

dollar

amount

in

any
representation, warranty or

covenant contained in

this Agreement nor the

inclusion of any

specific
item in any Schedule is intended to imply that

such amount, or higher or lower amounts, or

the item
so included or other items, are or are

not material.

No Party shall use the fact of setting forth

of any
such amount or the inclusion

of any such item in any

dispute or controversy between the

Parties as
to whether any

obligation, item or

matter not described

herein or included

in any Schedule

is or is
not material

or could

have a

Material Adverse Effect

for purposes

of this Agreement.

Neither the
specification

of

any

item

or

matter

in

any

representation,

warranty

or

covenant

contained

in

this
Agreement nor

the inclusion

of such

specific item

in any

Schedule is

intended to

imply that

such
item or matter, or other items or matters, are or are not in the ordinary course of business.

No Party
shall use the fact of the setting forth or the inclusion of any specific item or matter in any dispute or controversy between the Parties as to whether any

obligation, item or matter not described herein or
included

in

any

Schedule

is

or

is

not

in

the

ordinary

course

of

business

for

purposes

of

this
Agreement.

Matters included in

the Schedules are

not necessarily limited

to matters required

by this
Agreement

to

be

included

in

the

Schedules

and

such

matters

may

be

set

forth

for

informational
purposes and do not necessarily include other matters of a similar nature.

The information set forth

in this Agreement and

the Schedules is

disclosed solely for

the purposes of

this Agreement and no
information set forth herein or therein shall be deemed to be an admission by any Party to any third party

of

any

matter

whatsoever,

including

any

violation

of

any

Law

or

breach

of

any

Contract.

Nothing

in

the

Schedules

is

intended

to

broaden

the

scope

of

any

representation

or

warranty
contained in this Agreement or to create any covenant.
ARTICLE II
SALE AND PURCHASE OF

SECURITIES; CLOSING
2.1 Pre-Closing Actions; Sale and Purchase of Equity .
(a)
Prior to the

Closing, the Sellers will

take the following actions

or cause the following
actions

to

be

taken

and

deliver

to

Buyer

for

review

and

comment,

five

Business

Days

prior

to
execution, drafts of documents reflecting the following steps:
(i)
At

least

two

Business

Days

prior

to

the

Closing,

each

Securityholder

will
cause a new corporation, Meinerz Holdings, Inc., to be duly incorporated under the Laws of the State of Wisconsin (such new corporation, the “Echo Lake Foods Transferor”);
(ii)
The

Securityholders

will

contribute

all

issued

and

outstanding

Echo

Lake
Foods Equity

Interests to

Echo Lake

Foods Transferor,

in exchange

for shares

of capital

stock
of the Echo Lake Foods Transferor,

which the Securityholders will

own in the same classes
and

the

same

proportions

in

which

they

hold

their

Echo

Lake

Foods

Equity

Interests

(the
“Echo Lake Foods Contribution”);
(iii)
On, and effective as of, the date of the Echo

Lake Foods Contribution and as
an integrated “reorganization” effected in accordance with Section 368(a)(1)(F) of the Code and Rev.

Rul. 2008-18, Echo

Lake Foods

Transferor shall

file a

valid IRS

Form 8869 electing
to

treat

Echo

Lake

Foods

as

a

“qualified

subchapter

S

subsidiary”

(as

defined

in
Section 1361(b)(3)(B) of

the Code)

for federal

and applicable

state Income

Tax purposes

(the
“QSub Election”);
(iv)
Echo Lake

Foods Transferor

will join

in the

execution of

this Agreement as
an

additional

Party

hereto,

with

the

rights

and

obligations

set

forth

herein

for

Echo

Lake
Foods Transferor as both a Transferor and a Seller;
(v)
At least one

Business Day after

the effective time

for and mailing

of the QSub
Election:
(A)
Echo

Lake

Foods

will

convert

from

a

Wisconsin

corporation

to

a
Delaware limited liability company;
(B)
Echo

Lake

Foods

will

cause

Xenitel

to

convert

from

a

Wisconsin
corporation to a Delaware limited liability company;
(C)
Echo Lake Foods will cause Huntington to convert from

a Wisconsin
corporation to a Delaware limited liability company

(such conversion, together with
the

conversions

set

forth

in

subparagraphs
(A)

and
(B)
,

the

“Conversions”

and,
together

with

the

Echo

Lake

Foods

Contribution

and

the

QSub

Election,

the
“F Reorganization”).

(D)
Echo

Lake

Foods

will

distribute

the

Excluded Assets

to

Echo

Lake
Foods

Transferor

pursuant

to

the

Excluded

Asset

Assignment

Agreement

(the
“Excluded Assets Distribution”).
(E) Except as expressly set forth herein or the context otherwise requires, any reference to Echo Lake Foods, Xenitel

or Huntington herein includes Echo Lake
Foods, Inc.,

Xenitel, Inc.

and Echo

Lake Huntington,

Inc., respectively,

as well

as,
for

all

periods

after

the

Conversions,

the

Delaware

limited

liability

company

into
which such entity was converted.
(vi)
The Securityholders who own

ELT Equity Interests will

contribute all of the
ELT Equity Interests

to Echo Lake

Properties as a

capital contribution for

no consideration
(the “ELT

Contribution” and,

collectively with

the F Reorganization

and the

Excluded

Assets
Distribution, the “Pre-Closing Restructuring”).
(vii)
The Sellers

will

complete the

Pre-Closing

Restructuring no

later

than three
Business Days

after all

other conditions

to Closing

set forth

in Section
7.1

have been

satisfied
(other

than

those

that

by

their

terms

are

to

be

satisfied

at

the

Closing,

but

subject

to

the
satisfaction thereof);

provided, however,

that if

the Sellers

fail to

meet that

deadline solely
because of one or more

Governmental Authority’s failure

to process, or provide evidence

of,
the Pre-Closing Restructuring within

such time period, then

such failure shall not

be deemed
to

be

a

breach

of

this

covenant;

provided

further

that

the

closing

condition

set

forth

in
Section
7.1(c)

shall nevertheless not be met until all such required actions are taken by each such Governmental Authority.

Buyer and

its representatives

shall have

the right,

acting in
good

faith,

to

review

and

comment

upon

the

documentation

used

for

the

Pre-Closing
Restructuring.

The

Sellers’

Representative

will

review

Buyer’s

comments

to

the
documentation used

for the

Pre-Closing Restructuring

in good

faith and

shall incorporate

any
reasonable comments timely provided by Buyer with respect thereto.
(b)
At

the

Closing,

upon

the

terms

and

subject

to

the

conditions

contained

herein,

the
following transactions will occur (collectively, the “Equity Purchase”).
(i)
The Sellers will cause Echo Lake Foods Transferor to sell to

Buyer, free and clear of
any and

all Liens

(other than

Permitted Equity

Interest Encumbrances),

and Buyer
agrees to

purchase from

Echo Lake

Foods Transferor

all of

the issued

and outstanding
Echo Lake Foods Equity Interests;
(ii)
The Sellers

will cause

Echo Lake

Properties to

sell to

Buyer, free

and clear

of any
and all Liens (other

than Permitted Equity Interest

Encumbrances), and Buyer agrees
to purchase,

all

of the

issued and

outstanding Huntington

435 Equity

Interests

and
ELT Equity Interests; and
(iii)
The Sellers will cause Elkin Properties

to sell to Buyer, free and clear

of any and all
Liens

(other

than

Permitted

Equity

Interest

Encumbrances),

and

Buyer

agrees

to
purchase, all of the issued and outstanding Blue Grass Equity Interests and

Yorkville
Equity Interests.
(c)
Each of

the Sellers irrevocably

waives any rights

of first refusal,

preemptive rights,
consent rights, voting

rights, restrictions on

transfer or other

rights pertaining to

such transactions,
whether arising under

any Organizational Document

of any such

Person or otherwise.

In connection
with the acquisition by Buyer

of the Echo Lake Foods

Equity Interests pursuant to Section
2.1(b)(i)
,

effective as of

the Closing, Buyer

(i) shall be admitted

as a member

of Echo Lake

LLC and (ii) by
executing this Agreement agrees to be bound by the terms of the Echo Lake LLC

Agreement.
2.2
Closing

Date

Payment
.

At

the

Closing,

upon

the

terms

and

subject

to

the

conditions
contained herein, Buyer

will pay

or cause

to be

paid to

Transferors an aggregate

amount equal

to the

Closing
Date Payment, as follows:
(a)
to Echo Lake Foods Transferor,

cash in an amount equal to the applicable portion of
the Estimated

Adjusted Equity Price set

forth on the

Consideration Allocation

Schedule for the Echo
Lake

Foods

Group,

by

wire

transfer

of

immediately

available

funds

to

the

account

specified

in
writing by the Sellers’ Representative at least three Business Days prior to the Closing;
(b)
to

Echo

Lake

Properties,

cash

in

an

amount

equal

to

the

applicable

portion

of

the
Estimated Adjusted

Equity Price

set forth

on the

Consideration Allocation

Schedule

for

the

Echo
Lake Properties Group,

by wire transfer

of immediately available

funds to the

account specified in
writing by the Sellers’ Representative at least three Business Days prior to the Closing;
(c)
to Elkin

Properties, cash

in an

amount equal

to the

applicable portion

of the

Estimated
Adjusted Equity

Price set

forth on

the Consideration Allocation

Schedule for

the Elkin

Properties
Group, by

wire transfer

of immediately

available funds

to the

account specified

in writing

by the
Sellers’ Representative at

least three

Business Days

prior to

the Closing

(the amounts

set forth

in
subparagraphs
(a)

–
(c)
, collectively, the “Closing Date Payment”);
(d)
upon execution and

delivery of

the Escrow

Agreement by the

Sellers’

Representative,
Buyer and the Escrow

Agent, to the Escrow

Agent, by wire transfer of immediately available funds:
(i)
to

the

Adjustment

Escrow

Account,

cash

in

an

amount

equal

to

the
Adjustment Escrow Amount to be held in the

Adjustment Escrow Account; and
(ii)
to

the

Indemnification

Escrow

Account,

cash

in

an

amount

equal

to

the
Indemnification Escrow Amount to be held in the Indemnification Escrow

Account;
(e)
on behalf of the applicable Transferor and

Company, to each holder of Indebtedness
of the

Company Group

from which

Buyer shall

have received

a payoff

letter (including

under the
Existing Credit Facility), the amount

of Indebtedness to be repaid

as of the Closing Date

pursuant to
such payoff

letter (to

the extent

taken into

account in

determining the

amount of

the Closing

Date
Payment); and
(f)
on behalf of

the applicable

Transferor and Company,

to (i) each Person

to whom non-
compensatory Company Group

Expenses are owed,

as set forth

in the Closing

Certificate and (ii) the
Company Group, for further distribution via

the Company Group’s payroll to the

recipients thereof
as set

forth in

the Closing

Certificate, any

compensatory Company

Group Expenses,

in each

case,
the respective

amounts set forth

in the

Closing Certificate

and to the

respective accounts

specified
in writing by the Sellers’ Representative at least three Business Days prior to the Closing; and
(g)
The

Closing

Date

Payment

will

be calculated

in accordance

with

the

terms

of

this
Agreement, and the payment of the Closing Date

Payment pursuant to this Section
2.2

will be made
on

the

Closing

Date

by

Buyer

by

wire

transfer

of

immediately

available

funds

to

the

respective
accounts

of

the

Sellers

specified

in

writing

by

the

Sellers’ Representative

at

least

three

Business
Days prior to the Closing.

(h)
Notwithstanding

anything

to

the

contrary

in

this Agreement,

subject

to

the

actual
payment by

or on

behalf of

Buyer of

the amounts

required to

be paid

to Transferors

hereunder, Buyer
shall not have any liability to any Person for any payment made in accordance with the calculations set forth in

the Consideration Allocation Schedule or

any other payment

made to or

for the benefit
of

the

Sellers

pursuant

to

this

Section
2.2
,

based

on

the

written

instructions

of

the

Sellers’
Representative (including

with respect

to any

claim that

the Consideration Allocation

Schedule or
such other written instruction is incomplete or inaccurate).
2.3 Closing Certificate
.

No later than three

Business Days prior to

the Closing Date, the

Sellers’
Representative will deliver

to Buyer (a) a

certificate in substantially

the form attached

hereto as Exhibit B
(for the avoidance of doubt, the

numbers in Exhibit B are for illustrative purposes

only and will be revised
for the

Closing in

accordance with

this Agreement) (the

“Closing Certificate”)

setting forth

in reasonable
detail the Sellers’ Representative’s good faith estimate of:

(i) the Estimated Adjustment

Amount (and each
component thereof

and including

the subtotal

for each

Transferor Group),

(ii) the Estimated

Adjusted Equity
Price (including the

subtotal for each Transferor

Group) and (iii) the

Closing Date Payment (including

the
subtotal for each

Transferor Group), in

each case, as

calculated in accordance

with the applicable

definitions
set forth in this Agreement and the

Accounting Principles, and (b) a schedule in the form of, and consistent with the formulae and methodologies underlying, the Consideration

Allocation Schedule attached hereto as
Exhibit C (the

“Consideration Allocation Schedule”)

setting forth

the applicable

portion of

the Estimated
Adjusted Equity Price payable

to each Transferor.

While the numbers reflected

in Exhibit C are illustrative,
the formulae

and methodologies

underlying such

numbers shall

be the

same formulae

and methodologies
used in preparing the Consideration Allocation Schedule delivered pursuant to this Section
2.3
.

Buyer and
its

representatives

shall

have

the

right,

acting

in

good

faith,

to

review

and

comment

upon

the

Estimated
Working

Capital, the

Estimated Indebtedness

and the

Estimated Cash

and any

other item

set forth

in

the
Closing Certificate,

and shall

provide any

such comments

to the

Sellers’ Representative no later

than one
Business Day prior to the Closing

Date and the Sellers shall promptly

provide Buyer and its representatives
with

reasonable

access

to

the

books,

records,

work

papers,

employees

and

accountants

of

the

Company
Group and any information

reasonably requested by Buyer

and its representatives in

connection with their
review of the Closing Certificate and the Sellers will cause the Company Group to reasonably cooperate in connection with such review, and such

review and access shall be

subject to the Confidentiality

Agreement.

The Sellers’

Representative will review Buyer’s comments to the Closing Certificate in good faith and may
incorporate such comments into the Closing Certificate in its reasonable judgment; provided, however, that
the Sellers’ Representative’s determination of the Closing Certificate, after giving good faith consideration to any

such comments,

shall be

conclusive for

determining the

Estimated Adjustment Amount, Estimated
Adjusted Equity Price, the Closing Date Payment and the Consideration

Allocation Schedule.

The Closing
Certificate,

taking

into

account

any

adjustments

made

as

a

result

of

Buyer’s

comments

that

the

Sellers’
Representative

incorporates

therein,

as

well

as

any

other

adjustments

mutually

agreed

by

the

Sellers’
Representative and

Buyer

prior

to the

Closing, shall

be deemed

the

“Final Closing

Certificate.”

For the
avoidance of doubt, Buyer shall have no obligation to comment on the Closing Certificate.

Buyer’s failure
to identify any questions

or changes to the

Closing Certificate shall not indicate

any acceptance or waiver,
or otherwise affect Buyer’s right to prepare the Closing Statement in accordance with Section
2.4.
2.4 Post-Closing Adjustment .
(a) As promptly as practicable, but in no event later than 90 days following the Closing,
Buyer will

prepare in good

faith and deliver

to the Sellers’ Representative

a written statement

(the
“Closing

Statement”)

setting

forth

Buyer’s

calculation

of

(i) Closing

Cash,

(ii) Closing

Working
Capital,

(iii) Closing

Indebtedness,

(iv) Company

Group

Expenses,

(v) the

Final

Adjustment
Amount, (vi) the Closing

Tax Liability

Amount, and (vii) the

Adjusted Equity Price

calculated based
on items (i)

through (vi)

of this

sentence.

Each such

calculation shall

also include

the subtotal

of
such calculation for

each Transferor Group.

Buyer’s computations in

the Closing Statement

shall be

determined in a

manner consistent with

the applicable definitions

set forth in

this Agreement

and the
Accounting Principles,

and shall

not reflect

any changes

in accounting

policy or

any other

matter.

The Parties

agree that

(i) the adjustment

contemplated by

this Section
2.4

is intended

to show

the
change between Estimated Cash and Closing Cash, the change between Estimated Working Capital and Closing

Working Capital,

the change

between Estimated

Indebtedness and

Closing Indebtedness
and Estimated Company

Group Expenses and

Company Group Expenses,

and that such

changes can
be measured only if each calculation is done in a manner consistent with Exhibit B, the Accounting
Principles and the applicable definitions in this Agreement, and (ii) Closing Cash, Closing Working
Capital, Closing

Indebtedness and

Company Group

Expenses shall

not include

any item

that is

an
asset

or

liability

of

an

Excluded

Company,

except,

and

solely

to

the

extent,

that

such

item

was
included in such calculation in the Closing Certificate.
(b)
After

receipt

of

the

Closing

Statement,

the

Sellers’

Representative

and

its
representatives will have reasonable access to, and be allowed to make copies of, all relevant books and records (including accountant work papers, but subject to entering into customary access letters
as required by such accountant), and reasonable access to accountants and employees of Buyer and
the Company Group, in each case to

the extent reasonably necessary to complete their

review of the
Closing Statement

and during

normal business

hours and

in a

manner that

does not

unreasonably
interfere with normal operations of the Company Group, and Buyer will cause the Company Group to cooperate in good faith

with the Sellers’

Representative and its representatives in

connection with
such review.
(c)
If, within 45 days

following the timely

delivery of the

Closing Statement by

Buyer,
the Sellers’

Representative has

not given

Buyer notice

of its

objection

to any

item in

the Closing
Statement

or

its

calculation

of

the

Final

Adjustment Amount

(an

“Objection

Notice”),

then

the
Closing Statement will be deemed final and binding on Buyer and the Sellers.
(d)
If the Sellers’

Representative timely delivers

an Objection Notice,

then Buyer and

the
Sellers’

Representative

will

consult

in

good

faith

to

resolve

the

disputed

items

set

forth

in

the
Objection Notice and the Final Adjustment Amount.

If all disputed items set forth in the Objection
Notice are resolved in writing by

the Sellers’

Representative and Buyer, then the Closing

Statement,
as revised to reflect the written resolution

of the Sellers’

Representative and Buyer, will be final and
binding

on

the

Parties.

If

the

Sellers’

Representative

and

Buyer

are

unable

to

resolve

the
disagreement

with respect

to any

disputed item

and the

Final Adjustment Amount

within 30 days
following delivery

of the

Objection Notice,

the remaining

disputed items

may be

submitted to

the
Independent Accountant

by either Buyer

or the Sellers’

Representative to make

a final determination
of

the

remaining

disputed

items

and

the

Final

Adjustment

Amount

in

accordance

with

this
Section
2.4(d)
.

If the remaining disputed items

are submitted to the Independent

Accountant, Buyer
and the Sellers’ Representative will each execute a customary engagement letter with respect to the engagement

of

the

Independent

Accountant.

In

resolving

any

disputed

item,

the

Independent
Accountant shall (i) act

as an expert

and not as

an arbitrator and

(ii) limit its determination

to each
unresolved disputed item.

If resolution of

the final disputed

items and the

Final Adjustment

Amount
is submitted

to the

Independent Accountant, then (x) the

Sellers’ Representative will deliver

to the
Independent Accountant

the

relevant

Objection

Notice,

(y) Buyer

will

deliver

to

the

Independent
Accountant the Closing Statement and

(z) each of Buyer and the

Sellers’

Representative will submit
a supporting

brief to

the Independent Accountant,

each within

ten Business

Days of

retaining the
Independent

Accountant

(the

“Submission

Deadline”).

Each

of

Buyer

and

the

Sellers’
Representative may make an oral presentation to the

Independent Accountant, in which case Buyer
or the

Sellers’ Representative, as applicable,

will provide

prompt prior

notice of

such presentation
to

the

other

Party,

which

Party

will

be

entitled

to

attend

or

have

a

representative

attend

such
presentation

(the

supporting

brief, Closing

Statement

or Objection

Notice,

as

applicable, and

any

material submitted

at such

oral presentation

being referred

to as

a Party’s

“Submission”).

Neither
Party shall have

any
ex parte
communications or meetings

with the Independent

Accountant without
the prior written

consent of the

other Party.

Buyer and the

Sellers’ Representative will instruct the
Independent

Accountant

(A) to

determine

whether

Buyer’s

Submission

or

the

Sellers’
Representative’s Submission reflects the more accurate

calculation of the Final

Adjustment Amount
( i.e.
, the Independent Accountant may select only the Final

Adjustment Amount proposed by Buyer
or

the

Sellers’

Representative,

as

applicable,

in

the

Closing

Statement

or

Objection

Notice,

as
applicable, as

further described

in their

respective Submissions,

as the

Final Adjustment Amount)
and (B) to

deliver its

written determination

of the

Final

Adjustment

Amount to

Buyer and

the Sellers’
Representative no

later than

the 20th day

after the

Submission Deadline.

For the

avoidance of

doubt,
the reference in

the immediately preceding

sentence to a

Party’s Submission of

the Final

Adjustment
Amount

refers

to

the

total

Final

Adjustment

Amount

for

the

Company

Group,

not

the

subtotal
calculation

for

an

individual

Transferor

Group.

The

Independent

Accountant

will

be

given
reasonable

access

to

all

the

records

of

Buyer

and

the

Company

Group

to

determine

the

Final
Adjustment

Amount,

and

the

Independent

Accountant

shall

have

the

authority

to

make
determinations only in respect

of those specific items

that remain in dispute

and all determinations
shall

be

based

solely

on

the

Submissions

and

not

by

independent

review.

The

Final Adjustment
Amount

determined

by

the

Independent Accountant

pursuant

to

this

Section
2.4(d)

will

be

final,
binding and conclusive on all Parties, absent manifest error or fraud.

The date that the Independent
Accountant notifies the

Parties of the

determination of the

Final Adjustment Amount is referred to
in

this Agreement

as

the

“Final Adjustment

Amount

Determination

Date.”

The

costs,

fees

and
expenses of the

Independent

Accountant shall be

borne by the

Party whose Submission

is not chosen
by the Independent Accountant as the Final

Adjustment Amount.
(i)
If,

upon

determination

of

the

Final

Adjustment

Amount

pursuant

to

this
Section
2.4
, the Final Adjusted Equity

Price exceeds the Estimated Adjusted Equity Price as
determined

at

the

Closing,

then,

no

later

than

five

Business

Days

following

the

Final
Adjustment

Amount

Determination

Date,

(A) Buyer

and

the

Sellers’

Representative

will
provide

a

joint

written

instruction

to

the

Escrow

Agent

to

release

the

amounts

in

the
Adjustment

Escrow Account

to the

Sellers’ Representative,

including

any interest

accrued
thereon,

for

disbursement

to

Transferors

in

accordance

with

the

Consideration Allocation
Schedule

and

their

respective

Pro

Rata

Shares,

and

(B) Buyer

will

pay

to

the

Sellers’
Representative, for

the benefit

of Transferors,

by wire

transfer of

immediately available

funds
to an account designated by the Sellers’ Representative (for disbursement to the Transferors in

accordance

with

their

Pro

Rata

Shares),

an

amount

equal

to

the

amount

that

the

Final
Adjusted Equity Price exceeds the Estimated Adjusted Equity Price.
(ii)
If,

upon

determination

of

the

Final

Adjustment

Amount

pursuant

to

this
Section
2.4
, the

Estimated Adjusted Equity

Price as

determined at

the Closing

exceeds the
Final

Adjusted

Equity

Price,

then,

no

later

than

five

Business

Days

following

the

Final
Adjustment Amount Determination Date,

Buyer and the Sellers’

Representative will provide
a joint written

instruction to the

Escrow Agent to pay to

Buyer, on behalf

of the Sellers,

by
wire

transfer

of

immediately

available

funds

from

the Adjustment

Escrow Account

to

the
account designated by

Buyer, an amount

equal to such

excess, including any

interest accrued
thereon.

To the extent there

remains a balance of

the Adjustment Escrow Account after the
payment of such excess to

Buyer, including any interest accrued

thereon, then Buyer and the
Sellers’

Representative will provide a

joint written instruction

to the Escrow

Agent to release
the remaining balance in the Adjustment Escrow Account to the Sellers’ Representative, for
disbursement

to

Transferors

in

accordance

with

their

respective

Pro

Rata

Shares.

To

the
extent the absolute value of the excess

of the Estimated

Adjusted Equity Price over the Final
Adjusted Equity Price exceeds

the then-remaining funds in

the Adjustment

Escrow Account,

then, within five Business Days after the Final Adjustment

Amount Determination Date, the
Sellers shall

cause to

be paid

through the

Sellers’

Representative to

Buyer the

amount of such
Adjustment Escrow

Account shortfall, by wire

transfer of immediately

available funds to the
account designated by Buyer.
(iii)
For all Tax

purposes, Buyer and the Sellers agree to treat

any payment made
pursuant to this Section
2.4

as an adjustment to the Adjusted

Equity Price, unless otherwise
required by Law.
2.5 Withholding Rights
.

Buyer and any

of its Affiliates will

be entitled to

deduct and withhold
from the consideration otherwise payable

to any of Transferors

pursuant to this

Agreement such amounts as
are required to

be deducted and

withheld with respect

to the making

of such payment

under applicable Laws
related

to

Taxes.

Other

than

any

deduction

or

withholding

in

respect

of

payments

that

are

treated

as
compensation for

Tax purposes,

before either

Buyer or

any of

its Affiliates makes

any such

deduction or
withholding, Buyer shall promptly provide the Sellers’ Representative notice of the intention to make such deduction or

withholding and,

in reasonable

detail, the

authority, basis,

and method

of calculation

for the
proposed deduction

or withholding

(and Buyer

shall use

commercially reasonable

efforts to

provide such
notice at least five days prior to

such deduction or withholding being made).

Buyer shall cooperate in good
faith

to

avoid

or

minimize

the

need

to

make

such

deduction

or

withholding

to

the

extent

permitted

by
applicable Law.

To the extent

that any such

amounts are so

deducted or withheld

by any Person

pursuant
to

this

Section
2.5
,

such

Person

shall

timely

and

properly

remit

such

amounts

to

the

appropriate
Governmental Authority

in

accordance

with

applicable

Law,

and

any

such

amounts

that

are

deducted

or
withheld

and

remitted

to

the

appropriate

Governmental Authority

will

be

treated

for

all

purposes

of

this
Agreement as

having been

paid to

such Person

in respect of

which such

deduction or

withholding was

made.
2.6 Closing
.

The

closing

of the

Transactions

(the “Closing”)

will

take place

remotely via

the
electronic

exchange

of documents

and signature

pages,

as soon

as

practicable, but

no later

than the

fifth
Business Day after

the satisfaction or

waiver of all

of the conditions

to the obligations

of the Parties

set forth
in
Article VII

(other than

(a) those that

by their

terms are

to be

satisfied at

the Closing,

but subject

to the
satisfaction thereof

at the

Closing and

(b) the completion

of the

Pre-Closing Restructuring,

but subject

to
the completion thereof in

accordance with Section
2.1(a))
, or at such

other time and place

and on such other
date as the Sellers’ Representative and Buyer shall agree (the “Closing Date”).
2.7
Relationship Among the Sellers; Sellers’

Representative
.
(a)
Each Seller, by executing this

Agreement and agreeing to the

terms hereof, including
the consideration

payable to

such Seller

hereunder, hereby

appoints Scott

Meinerz to

serve as

the
representative (the

“Sellers’ Representative”) of such

Seller to

act, with

full power

of substitution,
as a representative

by and for

the benefit of

the Sellers, as

the exclusive agent

and attorney-in-fact
to

act

on

behalf

of

each

Seller

in

connection

with,

and

to

facilitate

the

consummation

of

the
Transactions, the Escrow Agreement and any other

Ancillary Agreement.
(b)
Without

limiting

the

generality

of

Section
2.7(a)
,

the

scope

of

the

Sellers’
Representative’s appointment shall include:

(i) acceptance of any payments hereunder or under the
Escrow Agreement or

any other Ancillary Agreement

(in each

case, net

of applicable

withholding
Taxes) and delivery of wire

instructions to Buyer in connection therewith;

(ii) delivering any funds
hereunder

or

under

the

Escrow

Agreement

or

any

other

Ancillary

Agreement;

(iii) determining
whether

the

conditions

to

closing

in
Article VII

have

been

satisfied

and

supervising

the

Closing,
including waiving any such condition if the Sellers’ Representative, in the Sellers’ Representative’s
sole and absolute

discretion, determines that

such waiver is

appropriate; (iv) taking any

action that
may

be

necessary

or

desirable,

as

determined

by

the

Sellers’

Representative

in

the

Sellers’

Representative’s sole and absolute discretion, in connection with the termination of this Agreement
in accordance

with
Article X
; (v) taking

any and

all actions

that may

be necessary

or desirable,

as
determined

by

the

Sellers’

Representative

in

the

Sellers’

Representative’s

sole

and

absolute
discretion, in

connection with

the amendment

of this Agreement

in accordance

with Section
11.7
;
(vi) accepting notices on behalf of such Seller in accordance with Section
11.3;

(vii) taking any and
all actions

that may

be necessary

or desirable,

as determined

by the

Sellers’ Representative in

the
Sellers’ Representative’s sole and

absolute discretion,

in connection

with the

payment of

the costs
and

expenses

incurred

with

respect

to

any

member

of

the

Company

Group

or

such

Seller

in
accordance

with

Section
11.2
;

(viii) executing

and

delivering,

in

the

Sellers’

Representative’s
capacity

as

the

representative

of

such

Seller,

any

and

all

notices,

documents

or

certificates

to

be
executed by the

Sellers’

Representative, on behalf

of such Seller,

in connection with

this Agreement,
the Escrow Agreement

and the

other Ancillary Agreements; (ix) granting

any consent

or approval
on behalf of such

Seller under this Agreement; (x) enforcing and

protecting the rights and

interests
of the Sellers and to enforce and protect the rights and interest of the Sellers’

Representative arising
out of

or under

or in

any manner

relating to

this Agreement, the

Escrow Agreement and

the other
Ancillary

Agreements;

(xi) refraining

from

enforcing

any

right

of

the

Sellers

or

the

Sellers’
Representative

arising

out

of,

under,

or

in

any

manner

relating

to

this

Agreement,

the

Escrow
Agreement and the

other

Ancillary Agreements;

provided, however, that

no such failure

to act on

the
part

of

the

Sellers’ Representative,

except

as

otherwise

provided

in

this Agreement,

the

Escrow
Agreement

and

the

other Ancillary

Agreements,

shall

be

deemed

a

waiver

of

any

such

right

or
interest by

the Sellers’ Representative

or by

the Sellers

unless such

waiver is

in writing

signed by
the waiving

party or

by the

Sellers’ Representative; and

(xii) taking any

and all

other actions

and
doing any

and all

other things

provided in

or contemplated

by this

Agreement, the

Escrow

Agreement
or any other Ancillary Agreement to

be performed by

such Seller or

by the Sellers’ Representative
on behalf of such Seller.

As the representative of the Sellers, the Sellers’ Representative will act as the

agent

for

all

Sellers

and

shall

have

authority

to

bind

each

Seller

in

accordance

with

this
Agreement, and Buyer

may rely on

such appointment and

authority until

the receipt of

written notice
of the appointment of a

successor (in which case Buyer

may rely on such appointment

and authority
of

such

successor).

Such

agency

and

proxy

are

coupled

with

an

interest,

and

are

therefore
irrevocable without the consent of the Sellers’

Representative, and survive the death, incompetency,
bankruptcy or

liquidation of

any of

the Sellers

and the

consummation of

the Transactions,

the Escrow
Agreement or any other Ancillary

Agreement.
(c)
All

decisions,

actions,

consents

and

instructions

of

the

Sellers’

Representative
authorized to be made,

taken or given pursuant

to this Section
2.7

shall be final and

binding upon all
of the Sellers, and

no such Person shall

have any right to

object, dissent, protest or

otherwise contest
the

same,

except

for

the

fraud

or

willful

misconduct

of

the

Sellers’ Representative

in

connection
therewith.

Neither the

Sellers’

Representative nor

any agent

employed by

the Sellers’

Representative
shall incur any

liability to any

Seller relating to the

performance of in

the Sellers’ Representative’s
duties as authorized

hereunder or the

failure to act,

except for actions

or omissions constituting

fraud
or willful misconduct

of the Sellers’ Representative in

connection therewith as

may be determined
in a

final, non-appealable

Order of

a court

of competent

jurisdiction.

The Sellers’ Representative
shall not have by

reason of this Section
2.7

a fiduciary relationship or

other special relationship with
any Seller, except

in respect of

amounts actually

received on behalf

of such

Person.

The relationship
created between the Sellers’ Representative and any Seller

shall not be construed as

a joint venture
or any form

of partnership for

purposes of U.S.

federal or state

Law, including federal

or state Tax
purposes.

The Sellers’ Representative shall

not be required

to make any

inquiry concerning either
the performance or observance of any of the terms, provisions or conditions of this Agreement.
(d)
The Sellers’ Representative,

in the

Sellers’ Representative’s capacity

as the

Sellers’
Representative, shall

not have

any liability

to Buyer

for any

default under

this Agreement by

any

other Seller.

Buyer shall be entitled to rely upon, and shall be deemed to have relied upon and shall
have

no

liability

therefor,

all

actions

taken

or

omitted

to

be

taken

by

the

Sellers’ Representative
pursuant to this Agreement.
(e)
In the

event that

the Sellers’ Representative becomes

unable to

perform the

Sellers’
Representative’s

responsibilities

or

resigns

from

such

position,

the

holders

of

a

majority

of

the
Class A Voting

Common

Stock

of

Echo

Lakes

Foods

as

of

the

date

hereof

shall

select

another
representative to fill such

vacancy and such substituted

representative shall (i) be deemed

to be the
Sellers’ Representative

(or,

if

applicable,

a

Person

included

in

the

Sellers’ Representative)

for

all
purposes

of

this

Agreement

and

(ii) exercise

the

rights

and

powers

of,

and

be

entitled

to

the
indemnity,

reimbursement

and

other

benefits

of,

the

Sellers’ Representative

(or,

if

applicable,

a
Person

included

in

the

Sellers’

Representative);

provided,

however,

that

any

such

replacement
Sellers’ Representative

must provide Buyer with prompt notice

that such Person has been appointed
replacement

Sellers’

Representative,

together

with

reasonable

documentary

evidence

of

such
appointment.
(f)
The Sellers

agree to indemnify

the Sellers’

Representative for,

and to hold

the Sellers’
Representative harmless

against, any

Losses incurred

without fraud

or willful

misconduct on

the part
of

the

Sellers’

Representative,

arising

out

of

or

in

connection

with

the

Sellers’

Representative
carrying out the

Sellers’

Representative’s duties under

this Section
2.7
, including costs

and expenses
of

successfully

defending

the

Sellers’ Representative

against

any

claim

of

liability

with

respect
thereto.

The Sellers’ Representative may consult with counsel of the Sellers’ Representative’s own choice and

will have

full and

complete authorization

and protection

for any

action taken

and suffered
by it in

good faith and

in accordance with

the opinion of

such counsel.

The indemnity obligations
of

this

Section
2.7(f)

shall

survive

the

resignation,

replacement

or

removal

of

the

Sellers’
Representative

or

the

termination

of

this

Agreement

pursuant

to
Article X.

The

Voting
Securityholders agree, on behalf of all

Securityholders, that the Sellers’

Representative shall be able
to deduct his

out-of-pocket expenses (including

fees and expenses

of legal counsel,

accountants or
other agents or experts) incurred in serving in that capacity, and any amounts to which he is entitled
pursuant

to the

indemnification

provisions in

this

Section
2.7
,

from

Echo Lake

Foods Transferor,
prior to any distribution to the Securityholders.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF

THE SELLERS
REGARDING THE COMPANY GROUP

AND TRANSFERORS
Except as

set forth in

a Schedule,

the Sellers

hereby jointly

and severally represent

and warrant to
Buyer as follows:
3.1 Organization; Qualification; Authorization .
(a)
The

Companies

and Transferors

are corporations

or

limited

liability

companies,

as
applicable, duly formed,

duly organized, validly

existing and in

good standing under

the Laws of

the
State of Wisconsin, with full power and authority to own, operate and lease its properties and assets
and to

carry on

the Business

in all

material respects.

Except as

disclosed on

Schedule
3.1(a),

the
Companies and Transferors

are duly qualified

to do business

and are in

good standing as

a foreign
corporation or limited

liability company in

each jurisdiction where

the character of

its properties and
assets or the nature

of the Business makes

such qualification necessary, except

where the failure to
be

so

qualified

or

in

good

standing,

individually

or

in

the

aggregate,

would

not,

and

could

not
reasonably be expected to be, material to the Company Group, taken as a whole.

(b)
The

Sellers

have

made

available

to

Buyer

true

and

complete

copies

of

the
Organizational

Documents.

No

Company

or

Transferor

is

in

default

or

violation

of

any

term,
condition or provision of the Organizational Documents.
(c)
Each Company and Transferor has all

necessary power and authority to execute

and
deliver

this Agreement

and

the Ancillary Agreements

to

which

such

Company

or Transferor

is

a
party and the capacity and authority to make

and perform the representations, warranties, covenants
and

agreements

made

by

such

Company

or

Transferor

herein

and

therein.

The

execution

and
delivery of

this Agreement and

the Ancillary Agreements by

each Company

or Transferor

and the
consummation of the Transactions have been

duly authorized by all necessary

action on the part of
such Company or Transferor,

and no other proceedings by

such Company or

Transferor or any other
Person are necessary to authorize this

Agreement and the other

Ancillary Agreements to

which such
Company

or

Transferor

is

a

party

or

for

such

Company

and

Transferor

to

consummate

the
Transactions.

This Agreement has

been duly

executed and

delivered by

the Company

Group and
Transferors and constitutes,

and as of

the Closing, each

Ancillary

Agreement to which

any Company
or Transferor

is a

party, will

constitute, when

executed and

delivered by

such Company

or Transferor,
in each

case assuming

the due

authorization, execution

and delivery

by Buyer

and the

Sellers and
the

other

parties

thereto

(other

than

the

applicable

Company

or

Transferor),

the

legal,

valid

and
binding obligation of such

Company or Transferor,

enforceable against such

Company or Transferor
in

accordance

with

its

terms,

subject

to

applicable

bankruptcy,

insolvency,

reorganization,
moratorium and other similar Laws affecting creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).
3.2 Non-Contravention; Consents
.

Except as set forth on Schedule
3.2
, neither the execution or
delivery of this Agreement or the

Ancillary Agreements to which any Company or

Transferor is a party nor
the consummation

of the

Transactions will

(a) conflict with

or result

in a

breach or

violation of,

or cause
acceleration, or constitute (with or without due notice or lapse of time or both) a default under, or give rise
to any

right of

termination, cancellation,

acceleration, right

to payment

or loss

of right

under, any

of the
terms, conditions or provisions of

(i) any of the Organizational Documents

or the organizational documents
of

any

Company

or

Transferor

or

(ii) any

Contract,

Permit,

Law

or

Order

to

which

any

Company

or
Transferor is a

party or to

which any Company

or Transferor or the

assets thereof are

subject, (b) result in
the

creation

of

any

Lien

(other

than

a

Permitted

Lien)

on

any

properties

or

assets

of

any

Company

or
Transferor or (c) require any Company or Transferor to obtain the consent of or provide notice to any third
party (other than a

Governmental Authority)

not already obtained, except,

in the case of

clauses (a)(ii) (with
respect to

any Contract

or Permit

only) and

(c), where

such conflict,

breach, default

or creation,

or the

failure
to obtain such consent, exemption or action or provide

such notice, would not reasonably be expected to be
material to

the Company

Group, taken

as a

whole.

Except as

expressly contemplated

by this Agreement,
no consent,

action, approval

or authorization

of, or

registration, declaration

or filing

with, any

Governmental
Authority is required

to authorize,

or is otherwise

required in

connection with,

the execution

and delivery
of

this Agreement

or

any Ancillary

Agreement

to

which

any

Company

or

Transferor

is

a

party

or

the
consummation of

the Transactions

by the

Company Group

or the

Transferors or

the validity

or enforceability
of this

Agreement or

such Ancillary Agreement,

except

for such

filings and

approvals, if

any, as

may be
required under the HSR Act.
3.3
Governmental

Authorizations
.

Except

as

set

forth

on

Schedule
3.3
,

the

Company

Group
holds all licenses, permits, consents, authorizations, approvals, registrations, listings, clearances,

variances,
exemptions,

orders

and

approvals

of

such

Governmental

Authorities

as

are

necessary

to

carry

on

the
Business or to own or lease

its properties and assets (the “Permits”).

The Company Group is in

compliance
in all material respects

with the terms

and requirements of its

Permits, and (a) the

Permits are in full

force
and effect; (b) no

violations or defaults are

or have been

recorded in respect

of any Permit and

the Company
Group

has

not

received

any

written

notice

or

other

written

communication,

or

to

the

Knowledge

of

the

Company

Group,

oral

notice

or

communication

from

any

Governmental Authorities

or

any

other

Person
regarding

any actual,

alleged

or

potential

violation

of,

or

failure

to

comply with

any of

the

Permits;

and
(c) no proceeding,

action or

claim is

pending or,

to the

Knowledge of

the Company

Group, threatened

to
revoke, withdraw,

modify, suspend,

cancel, terminate

or limit

any Permit,

except, in

each case,

where the
failure to

be in

compliance with

or in

possession of

such Permits,

individually or

in the

aggregate, is

not,
and could not reasonably be expected to be, material to the Company Group, taken as a whole.
3.4 Capitalization
.

Schedule
3.4

sets

forth,

as

of

the

date

hereof,

the

capitalization

of

each
Company and each

Transferor, including the

type and number

of issued and

outstanding Equity Interests for
each

Company

and

Transferor

and

the

record

and

beneficial

owner

thereof.

Except

as

set

forth

on
Schedule
3.4,

there are no authorized, outstanding or reserved for issuance (i) equity interests, membership interests, shares of

capital stock or

other securities of

any member of

the Company Group

or any Transferor,
(ii) securities of

any member

of the

Company Group

or any

Transferor convertible

into, exchangeable

or
exercisable for equity interests or other securities of any member of the Company Group or any Transferor,
(iii) options, warrants,

purchase rights,

subscription rights,

exchange rights

or other

rights to

purchase or
acquire from

any member

of the

Company Group

or any Transferor,

or obligations

of any

member of

the
Company Group or

any Transferor

to transfer, sell

or issue, any

equity interests or

other securities, including
securities convertible into

or exchangeable for,

or otherwise repurchase,

redeem or otherwise

acquire, any
equity

interests

or

other

securities

of

any

member

of

the

Company

Group

or

any Transferor,

(iv) profits
interests,

equity

appreciation

rights,

participations,

phantom

equity

or

similar

rights

with

respect

to

any
member

of

the

Company

Group

or

any

Transferor

or

(v) bonds,

debentures,

notes,

or

other

items

of
Indebtedness that entitle the holders to vote (or that

are convertible or exercisable for or exchangeable into
securities

that

entitle

the

holders

to

vote)

with

equityholders,

or

other

securities

of

any

member

of

the
Company

Group

or

any Transferor

on

any

matter

(the

items

in

clauses (i)

through

(v)

being

referred

to
collectively

as

the

“Equity

Interests”).

Except

as

set

forth

on

Schedule
3.4

or

as

set

forth

in

the
Organizational

Documents,

none

of the

Equity

Interests

is

subject to

any voting

trust agreement,

option,
proxy, right

of first

refusal or

contract restricting

or otherwise

relating to

the voting,

distribution rights

or
disposition of such Equity Interests.

All Equity Interests of each member of the Company

Group and each
Transferor were duly authorized

and validly issued in compliance

with applicable securities Laws and,

are
free of

and were

not issued

in violation

of, any

preemptive rights,

purchase or

call options,

rights of

first
refusal, subscription rights or similar rights, are not subject to any unsatisfied capital commitments and are free and clear of any Liens (other than Permitted Equity Interest Encumbrances).
3.5 Financial Statements .
(a)
Attached

as

Schedule
3.5(a)

are

true,

complete

and

correct

copies

of

(i)(A) the
Company

Group’s

audited

combined

balance

sheets

and

related

audited

combined

statements

of
income,

combined statements

of equity

and combined

statements of

cash flows

as, at

and for

the
year

ended

December 31, 2024,

together

with

any

notes

and

schedules

thereto

(collectively,

the
“2024 Financial Statements”), and

(B) the Company Group’s audited

combined balance sheets and
related

audited

combined

statements

of

income,

combined

statements

of

equity

and

combined
statements of cash

flows as, at

and for the

year ended December 31, 2023,

together with any

notes
and

schedules

thereto

(collectively,

the “2023

Financial

Statements,”

and, together

with

the

2024
Financial Statements, the “Annual Financial Statements”), and (ii) the Company Group’s unaudited combined interim balance sheet and

related unaudited combined statement of

income as, at and for
the

two

months

ended

February 28, 2025

(the

“Statement

Date”)

(the

“Unaudited

Financial
Statements”).
(b)
The Annual Financial Statements and the Unaudited

Financial Statements (together,
the

“Financial

Statements”)

(i) fairly

present

in

all

material

respects

the

financial

position

of

the
Company Group as of the dates indicated therein, and the results of operation and cash flows of the

Company Group for the periods indicated therein, except as otherwise noted therein (subject, in the case of the Unaudited Financial Statements, to normal year-end adjustments that are expected to be
consistent with past practice and

not material, individually or

in the aggregate, in nature

or amount),
and

(ii) except

for

the items

set

forth

on

Schedule
3.5(b)
,

have been

prepared

in

accordance

with
GAAP, applied on a consistent basis (except

as may be indicated in the

notes thereto or, in the case
of Unaudited

Financial Statements,

for the

absence of

footnotes and

normal year-end

adjustments
that are

expected to

be consistent

with past

practice and

not material,

individually or

in the

aggregate,
in nature or amount).
(c)
No

member

of

the

Company

Group

has

any

liabilities

whether

or

not

of

a

nature
required by GAAP

to be reflected

on a balance

sheet of the

Company Group, other

than (i) liabilities
reflected in,

reserved against

or otherwise

described in

the 2024

Financial Statements

or the

notes
thereto

or

the

Unaudited

Financial

Statements,

(ii) liabilities

incurred

in

the

ordinary

course

of
business since

the Statement

Date (none of

which is

a liability

resulting from noncompliance

with
any applicable Laws

or Permits or

breach of any

Material Contract), (iii) liabilities

arising under this
Agreement, any

Ancillary

Agreement or

the Transactions,

(iv) the items

set forth

on Schedule
3.5(c),
or (v) liabilities that, individually or in the aggregate, are not, and could not reasonably be expected to be, material to the Company Group, taken as a whole.
(d)
No member of the Company Group is

party to any “off balance sheet arrangement.”

The

Financial

Statements

have

been

prepared

in

accordance

with

the

books

and

records

of

the
Company Group that

(i) have been kept

in the ordinary

course consistent

with past practice,

(ii) have
been maintained in all material respects in compliance with GAAP, (iii) are true and complete in all material respects

and (iv) correctly

and accurately

reflect all

material dealings

and transactions

in
respect

of

the

business,

assets,

liabilities

and

affairs

of

the

Company

Group.

All

corporate
proceedings and

actions reflected

in the

financial books

and records

of the

Company Group

have
been conducted or taken

in compliance in all

material respects with all

applicable Laws and with

the
respective Organizational Documents.

Except as disclosed

in Schedule
3.5(d)
, in the

past two years,
the

Company

Group’s

auditors

have

not

identified

any

material

weaknesses

or

significant
deficiencies in the Company Group’s internal

controls over financial reporting that adversely

affect,
or could reasonably

be expected to

adversely affect, the

Company Group’s ability

to record, process,
summarize and

report financial

information.

In the

past three

years, the

Company Group

has not
identified

and

has

not

received

written

notice

by

the

Company

Group’s

auditors

of

any

fraud

or
allegations

of

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who
have a role in the Company Group’s financial reporting.
3.6 No Adverse Changes
.

There has been no Material

Adverse Effect since December 31, 2024.

Except as set forth

on Schedule
3.6
, since December 31, 2024 to the

date of this Agreement, the Company
Group has operated

in the ordinary

course of business

and has not

taken any action

that, if taken

after the
date of this Agreement, would require Buyer’s consent under Section
6.1.
3.7 Sufficiency of Assets
.

Except for the Excluded Assets

or as set forth on Schedule
3.7,

(a) the
assets

and

properties

owned,

leased

and

licensed

by

the

members

of

the

Company

Group

(including

the
Company Group Leases,

contractual rights and

Intellectual Property) are

sufficient in all

material respects
for the conduct of the business of the Company Group

as currently conducted, and (b) without limiting the
generality of

the foregoing,

none of

the assets

and properties

used by

the Company

Group in

connection
with

the

conduct

of

the

business

of

the

Company

Group

(including

contractual

rights

and

Intellectual
Property) are owned, leased or

licensed by any Seller or

any Affiliate or Related Party thereof that is

not a
member of the Company Group.

3.8 Real Property .
(a) Schedule
3.8(a)

sets

forth

a

true,

correct

and

complete

list

of

the

addresses

of

all
Owned Real Property and the record owner thereof.

The Company Group has good and marketable
fee simple

title to

all Owned

Real Property,

free and

clear of

all Liens

other than

Permitted Liens.

There are no outstanding

options, rights of first

offer or rights of

first refusal to purchase

or lease the
Owned Real Property or any portion thereof or interest therein or any other real property.
(b) Schedule
3.8(b)

sets

forth

a

true,

correct

and

complete

list

of

the

Company

Group
Leases.

The

Company

Group

holds

a

valid

and

existing

leasehold

interest

in

the

Leased

Real
Property, free and clear of all

Liens other than Permitted Liens, and

each Company Group Lease is
a valid and binding obligation

of the applicable Company,

enforceable by such Company

and, to the
Knowledge of the Company Group,

each other party thereto, in

accordance with their terms, subject
to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general

applicability

relating

to

or

affecting

creditors’ rights,

and

by

general

equitable

principles.

None of

the Company

Group has

received any

written notice

regarding any

violation or

breach or
default under any Company Group

Lease that has not since

been cured.

No event, development or
condition has occurred that, with the giving of

notice or lapse of time (or both),

could reasonably be
expected

to

constitute

a

material

breach

of

or

default

under

any

Company

Group

Lease

by

any
member

of

the

Company

Group

or,

to

the

Knowledge

of

the

Company

Group,

any

other

party
thereto.

The

Company

Group

has

not

assigned,

transferred

or

pledged

any

interest

in

any

of

the
Company Group Leases.

Neither the whole

nor any part

of the Owned

Real Property or

Leased Real
Property

is

subject

to

any

pending

suit

for

condemnation

or

other

taking

by

any

Governmental
Authority, and, to the

Knowledge of the Company Group,

no such condemnation or

other taking is
threatened or contemplated.

The use and

occupancy of the

Owned Real Property

and Leased Real
Property by the

Company Group and

the conduct of

the business thereat

as presently conducted

does
not violate in

any material respect:

(i) any applicable Laws

(including zoning, building

and land use
Laws)

nor

(ii) any

easements,

covenants,

rights

of

way

or

other

encumbrances

applicable

to

the
Owned Real Property or Leased Real Property.
(c)
Except

as

set

forth

on

Schedule
3.8(c)
,

there

are

no

leases,

subleases,

licenses,

or
other agreements granting to any Person the right of use or occupancy of any portion of the Owned
Real Property

or Leased

Real Property

(except under

the Company

Group Leases).

All buildings,
structures,

facilities

and

improvements

located

on

the

Owned

Real

Property

and

Leased

Real
Property, including all buildings, structures, facilities and improvements that are under construction
(collectively,

“Improvements”)

comply

in

all

material

respects

with

certificates

of

occupancy

or
similar

Permits

to

the

extent

required

by

Laws

for

the

use

thereof.

The

Improvements

are

in

all
material respects:

(A) in good operating condition and repair

(ordinary wear and tear excepted) and
(B) suitable and

adequate for

continued use

in the

manner in

which they

are presently

being used.

The Company Group has

rights of ingress and

egress to each Owned

Real Property and Leased Real
Property to conduct the Business in

the ordinary course of business.

No security deposit or portions
thereof deposited with respect

to any Leased Real

Property has been applied

in respect of a

breach
or default

with respect

to the

Company Group

Lease thereof

that has

not been

redeposited in

full.

No Company owes any brokerage commissions

with respect to any Owned

Real Property or Leased
Real Property (other

than any contingent

obligation in respect

of any future

lease extensions).

There
are

no

unpaid

and

presently

due

charges,

debts,

liabilities,

claims

or

obligations

arising

from

the
construction,

occupancy,

ownership,

use

or

operation

of

the

Owned

Real

Property

and/or

Leased
Real

Property

or

the

Business

operated

thereon

that

could

give

rise

to

any

mechanic
’
s

or
materialmen ’
s or

other statutory

Liens (A) against

the Owned

Real Property

or Leased

Real Property,
or any part thereof or (B) for which any member of the Company Group will be responsible.

There

are no outstanding disputes

with the owners of

the Leased Real Property

that have not been

resolved
prior to the date of this Agreement.
3.9
Title to

Assets
.

Except as

reflected or reserved

against or otherwise

disclosed in the

Financial
Statements, (i) and, except as a result of dispositions in the ordinary course of business since the Statement
Date, the Company Group has

good and valid title to,

a valid leasehold or licensed

interest in or otherwise
has

the

right

to

use

all

material

personal

tangible

and

intangible

property

and

assets,

claims

and

rights
reflected

in

the

balance

sheet

contained

in

the

Unaudited

Financial

Statements

or

acquired

since

the
Statement Date used (or held for use) in the Business, free and clear of all

Liens other than Permitted Liens
and

(ii) such

assets

described

in

the

foregoing

clause (i)

constitute

all

of

the

assets

necessary

for

the
Company Group to carry on the Business.

All material personal property owned or leased by

the Company
Group is in sufficiently good operating condition and repair (ordinary wear and tear excepted) to permit its use in continuing

the operations of

the Business in

the manner in

which they are

presently being used

and
as consistent with past practice in all material respects.
3.10 Litigation, Orders, Etc.
(a)
Except

as

(i) set

forth

in

Schedule
3.10(a)

or

(ii) individually

or

in

the

aggregate,
(A) is not, and

could not reasonably

be expected to

be, material to

the Company Group,

taken as a
whole, or will not prevent

or materially delay, and (B) could

not reasonably be expected to

prevent
or materially

delay, the

consummation of

the Transactions,

there are

no, and

in the

last five

years
there have been no, actions, suits, proceedings, claims, demands, requests for injunctive relief or, to the

Knowledge

of

the

Company

Group,

inquiries,

requests

for

information

or

investigations
(collectively,

“Proceedings”)

pending

or,

to

the

Knowledge

of

the

Company

Group,

threatened
against any member

of the Company Group

or any of their

respective assets in any

court or before
any other Governmental Authority, or before any arbitrator.
(b)
Except

as

(i) individually

or

in

the

aggregate,

is

not,

and

could

not

reasonably

be
expected to be, material

to the Company Group,

taken as a whole,

and (ii) could not

reasonably be
expected to

prevent or

materially delay,

the consummation

of the

Transactions, no

member of

the
Company Group is party to,

or otherwise bound by or

subject to (including with respect

to any of its
assets and properties) any

Order of any court

or other Governmental Authority or arbitrator having
jurisdiction over it or any

Order.

All Orders to which any

member of the Company Group

is subject
are listed in Schedule
3.10(b).
3.11
Compliance

With

Laws
.

Except

as

set

forth

in

Schedule
3.11,

(a) Each

member

of

the
Company

Group

is,

and

has

been

in

the

last

five

years,

in

compliance

in

all

material

respects

with

any
applicable Law

or Order,

and (b) no

member of

the Company

Group has

received at

any time

during the
past five

years any

written or,

to the

Knowledge of

the Company

Group, oral

notice, Order

or complaint
from any

Governmental Authority alleging

that any

member of

the Company

Group is

not in

compliance
with any applicable Law, and to

the Knowledge of the Company Group,

no such notice, Order or

complaint
is threatened, except, in each case, for such non-compliance that, individually or in the aggregate, is not, or could not reasonably be expected to be, material to the Company Group, taken as a whole.
3.12 Intellectual Property and Intellectual Property Licenses; Data Protection .
(a) Schedule
3.12(a)-
1 contains a

complete and accurate

list of

all Intellectual

Property
that is

owned by

the Company

Group that

is subject

to an

application or

registration (collectively,
the “Registered

Intellectual Property”),

including, for

each item,

the name

of the

owner of

record,
and, where applicable, the

jurisdiction, registration or application

number, filing date and

issue date.

Schedule
3.12(a)-
2 contains a

complete and accurate

list of all

material unregistered Marks

owned
by the Company Group and the name of the owner thereof.

(b) Schedule
3.12(b)

contains a complete and accurate

list of all Domain Names

owned
or purported to be owned by the Company Group (“Company Group Domain Names”).
(c) Except as set forth on Schedule
3.12(c):
(i)
The Company Group is the owner

of the entire right, title

and interest in and
to

the

Registered

Intellectual

Property

identified

in

Schedule
3.12(a),

free

and

clear

of

all
Liens, except for Permitted

Liens.

The Company Group either

owns or has a

valid license,
or

otherwise

has

the

right

to

use

all

other

Company

Group

Intellectual

Property

and

the
Company

Group

Domain

Names.

The

Company

Group

possesses

sufficient

rights

in

the
formulae

of

the

products

commercially

distributed

by

the

Company

Group

as

of

the

date
hereof

such

that

the

Company

Group

would

be

able

to

provide

such

product

formulae

to
alternate third-party manufacturers to use

such formulae.

No funding, facilities or personnel
of any educational institution

or Governmental

Authority were used, directly

or indirectly, to
develop or create, in whole or in part, any owned Company Group Intellectual Property.
(ii)
(A) All

registrations

for

Registered

Intellectual

Property

identified

in
Schedule
3.12(a)

are

valid,

subsisting

and

enforceable

and

(B) all

applications

to

register
Registered

Intellectual

Property

so

identified

are

pending

and

in

good

standing.

To

the
Knowledge of the Company

Group, no written claim

has been made or

threatened in the past
five years that any of the Registered Intellectual Property is invalid or unenforceable.
(iii)
All

fees

necessary

to

maintain

the

Registered

Intellectual

Property

and
Domain Names have been

paid.

The consummation of the

Transactions will not result

in the
loss or

impairment of

or payment

of any

additional amounts

with respect

to the

Company
Group’s

right

to

own,

use

or

hold

for

use

any

Company

Group

Intellectual

Property

or
Company Group Domain Names.
(iv)
To

the

Knowledge

of

the

Company

Group,

no

third

party

is

currently
interfering

with,

infringing

upon,

violating

or

misappropriating

any

of

the

Intellectual
Property

identified

in

Schedule
3.12(a)

or

other

owned

Company

Group

Intellectual
Property.
(v)
The Company

Group and

the operation

of the

Business do

not violate,

infringe
or

misappropriate

any

Intellectual

Property

of

any

Person,

and

they

have

not

violated,
infringed

or misappropriated

any such

Intellectual Property.

No written

allegation, claim,
action

or

other

proceeding

has

been

brought

or

made

in

the

past

five

years,

and,

to

the
Knowledge of the Company Group, there is

no good faith basis for a

third party to bring any
action or

proceeding or to

claim or

allege, that

the Company Group

or the

operation of the
Business infringe

upon, misappropriate,

or violate

the Intellectual

Property rights

of any

third
party, or have infringed upon, misappropriated or violated such rights.
(vi)
The

Company

Group

has

taken

all

reasonable

steps

to

maintain

the

owned
Company Group

Intellectual Property

and to

protect and

preserve the

confidentiality of

all
Trade

Secrets

included

in

the

owned

Company

Group

Intellectual

Property,

including
requiring all Persons having access thereto to execute written non-disclosure agreements.
(vii)
No present or

former employee, officer,

consultant or individual

contractor of
the

Company

Group

has

any

right,

title

or

interest

in

any

Company

Group

Intellectual
Property.

Each

current

and

former

employee,

manager,

officer,

consultant

and

individual
contractor of

the Company

Group who

is or

has been

involved in

the development

of any
Intellectual

Property

by

or

for

the

Company

Group

has

executed

and

delivered

to

the

Company Group

a written,

valid and

enforceable contract

that assigns

to the

Company Group
all right, title and interest in and to any such Intellectual Property.
(viii)
To the Knowledge of the Company

Group, the Company Group owns or

has
a valid

right to

access and

use all

computer systems,

networks, hardware,

software, databases,
websites and

equipment used

to process,

store, maintain

and operate

data, information

and
functions

used

in

the

operation

of

the

Business

(collectively,

the

“Company

Group
Information Technology Systems”).

The Company Group Information Technology Systems
owned or controlled

by the Company Group

have been properly

maintained, in all

material
respects, in accordance with standards set by

manufacturers or otherwise in accordance with
industry

standards.

To

the

Knowledge

of

the

Company

Group,

the

Company

Group
Information Technology

Systems are

in good

working condition

to effectively

perform all
information technology operations used by the Company Group.

Since January 1, 2023, no
complaint

relating to

an improper

use or

disclosure

of,

or

a breach

in the

security

of, any
Company

Group

Data

has

been

made

or,

to

the

Knowledge

of

the

Company

Group,
threatened against

the Company

Group.

To the

Knowledge of

the Company

Group, since
January 1, 2023, there

has been

no (A) unauthorized

disclosure of

any third-party

proprietary
or

confidential

information

in

the

possession,

custody

or

control

of

any

of

the

Company
Group

or

(B) breach

of

any

of

the

Company

Group’s

security

procedures

wherein
confidential information has been disclosed to a third party.
(d)
Intellectual

Property

Licenses
.

Schedule
3.12(d)

contains

a

list

of

all

Intellectual
Property Licenses,

other than

licenses for

Off-the-Shelf Software

and Open

Source Licenses.

All
Intellectual Property

Licenses are

valid, binding

and enforceable

on all

parties thereto,

and, to

the
Knowledge of

the Company

Group, there

exists no

event or

condition that

violates or

breaches or
will result in

a violation or

breach of, or

otherwise constitutes (with

or without due

notice or lapse
of time or both) a default by any party thereunder.
(e) The Company Group has implemented and maintained administrative, technical and physical safeguards to

protect the confidentiality,

privacy and security

of Personal Data

that, when
implemented,

are

appropriate

to

the

nature

and

risks

that

are

presented

by

the

Personal

Data
Processed by the Company Group.
(f)
Except

as set

forth on

Schedule
3.12
(f)
, the

Company Group

has, in

the five

years
prior

to

the

date

of

this Agreement,

entered

into

written

agreements

with

each

material

service
provider, processor or other third party that Processes Personal Data for or on its behalf that contain
commercially

reasonable

provisions

requiring

such

service

providers,

processors

and

other

third
parties to comply

with applicable Privacy

Laws.

To the Knowledge

of the Company

Group and with
respect

to

Personal

Data

Processed

on

the

Company

Group’s

behalf,

in

the

last

five

years,

such
service providers, processors

or other third

parties have materially complied

with the provisions

in
such agreements regarding

compliance with applicable

Privacy Laws and,

with respect to

credit card
information

processed

for

or

on

behalf

of

the

Company

Group,

the

Payment

Card

Industry

Data
Security Standard (“PCI DSS”).
(g) In the past five years, to the Knowledge of the Company Group, no Personal Data in
the possession

or control

of the

Company Group

has been

subject to

any data

breach or

other security
incident that presented

a material risk

of unauthorized Processing

of such Personal

Data (a “Security
Incident”) and the Company Group

has not been required to

notify any Governmental Authority or
other Person of

any Security Incident

under any applicable

Privacy Law or

Contract.

In the past

five
years, the Company

Group has complied,

in all material

respects, with Privacy

Laws applicable to
Personal Data in its

custody, possession or control.

In the past five

years, to the Knowledge

of the

Company Group,

no Personal

Data held

or Processed

by any

service

provider, processor

or other
third

party

for

and

on

behalf

of

the

Company

Group

has

been

subject

to

any

Security

Incident,
including any Security Incident that would require the

Company Group to notify any Governmental
Authority or other Person of any Security Incident under any applicable Law or Contract.
(h)
In

the

past

five

years,

the

Company

Group

has

not

received

any

written

notice
(including any

enforcement notice),

letter or

complaint from

a Governmental Authority

or Person
alleging noncompliance

with any

Privacy Law,

and there

has not

been any

audit, investigation

(to
the

Knowledge

of

the

Company

Group),

enforcement

action

or

other

Proceeding

or

action

by

a
Governmental Authority relating

to any

actual, alleged

or suspected

Security Incident

or violation
of

any

Privacy

Law,

or

the

Company

Group

Privacy

and

Data

Security

Policies,

and,

to

the
Knowledge

of

the

Company

Group,

there

are

no

facts

or

circumstances

that

could

reasonably

be
expected to give rise to any of the foregoing.
(i)
The

Company

Group

has

conducted

security

risk

assessments

and

has

used
reasonable efforts

to address

and remediate

all material

threats and

deficiencies identified

in such
security

risk

assessments.

The

execution,

delivery

and

performance

of

this Agreement

and

the
consummation of the Transactions, including the transfer of

all Personal Data, will not conflict with
any applicable Privacy

Laws or the

Company Group Privacy and

Data Security Policies

and will not
require consent of or notice to any Person concerning such Person’s Personal Data.
3.13 Material Contracts .
(a) Schedule
3.13

sets

forth

a

list

as

of

the

date

hereof

of

the

following

contracts
(collectively, the “Material Contracts”):
(i)
all

of

the

contracts,

leases,

licenses

and

other

agreements

(other

than

any
Employee

Plan)

involving

payments

by

or

to

the

Company

Group

of

at

least

$300,000
annually;
(ii)
all of

the individual

purchase orders

for purchase

of goods

or raw

materials
(but excluding service requests, equipment purchases,

equipment maintenance or orders for
purchase

of

equipment

parts)

involving

payments

by

the

Company

Group

in

excess

of
$200,000;
(iii)
(A) all

notes,

bonds,

indentures

and

other

instruments

and

agreements
evidencing or creating Indebtedness

of the Company

Group, (B) all contracts that

restrict the
incurrence

of Indebtedness

or

payment

of

dividends,

or

(C) all

contracts that

grant

a Lien
(other than a Permitted

Lien) or restricts the

granting of Liens on

any property or

asset that
is material to the Company Group;
(iv)
all contracts between a member of

the Company Group, on the one

hand, and
(a) any Seller or any Affiliate, director, manager,

officer of the Company

Group (other than
another member of the

Company Group) or, to

the Knowledge of the

Company Group, any
direct

or indirect

beneficial

owner or

individual

related

by

blood, marriage

or

adoption to
any such individual

or any entity

in which any

such Person or

individual owns any

beneficial
interest (the “Related Parties”), on the other hand (such contracts, “Affiliate Contracts”);
(v)
all

joint

venture,

limited

liability

company,

development,

partnership
agreements or similar contracts that

involve a sharing of profits

or losses of any member

of
the Company Group;

(vi)
all contracts containing covenants

that (A) materially limit the

freedom of the
Company Group to engage, or to

compete with any Person, in the

Business; (B) granting the
other party “most favored nation” status or equivalent preferential pricing or payment terms that materially limit the operations

or conduct of the

Company Group, (C) granting the

other
party exclusivity

or similar

rights that,

in each

case, materially

limit the

operations or

conduct
of

the

Company

Group,

or

(D) granting

a

right

of

first

refusal

or

right

of

first

offer

with
respect to an acquisition of any material asset of the Company Group;
(vii)
all

contracts

providing

for

employment,

severance

or

change

in

control
payments between

any member

of the

Company Group

and any

of its

employees, officers,
equityholders

or

directors,

in

each

case,

other

than

any

Employee

Plan

or

employment
agreement or offer letter that provides for at-will employment and may be terminated at any time without liability for severance or similar benefits;
(viii)
any settlement

or similar

agreement, the

performance of

which will

involve
payment by any member of the Company Group after the Statement Date or that restricts or imposes obligations on any member of the Company Group;
(ix)
all

contracts

regarding

acquisitions

or

dispositions

pursuant

to

which

any
member of the Company Group

has any continuing “earn out”

or other contingent payment
obligations (including any

potential purchase price

adjustment payments), or

any surviving
material obligations;
(x)
agreements under

which any

member of

the Company

Group has

advanced
or

loaned

monies

to

any

other

Person

or

otherwise

agreed

to

advance,

loan

or

invest

any
funds

(other

than

advances

to

the

Company

Group’s

employees

in

the

ordinary

course

of
business) to the

extent such advance

or loan remains

outstanding or the

obligation to make
future

advances

or

loans

remains

(regardless

of

whether

subject

to

any

condition

or
contingency);
(xi)
all

collective

bargaining

agreements

or

other

similar

contracts

with

a

labor
union or labor organization;
(xii)
(A) any contract with a Key

Customer or Key Supplier, (B) any

contract with
a

Governmental

Authority,

(C) any

material

Intellectual

Property

Licenses

and

(D) any
assignments

of

owned

Company

Group

Intellectual

Property

(excluding

assignments

of
owned

Company

Group

Intellectual

Property

to

the

Company

Group

by

any

employee,
officer, consultant

or contractor

of the

Company Group

entered into

in the

ordinary course
of business);
(xiii)
any

contract

containing

any

future

capital

expenditure

obligations

of

any
member of the Company Group in excess of $75,000; and
(xiv)
any

outstanding

and

binding

commitment

to

enter

into

any

Contract

of

the
types described in the foregoing clauses
(i)

through
(xiii).
(b)
Except

as

individually

or

in

the

aggregate,

are

not,

and

could

not

reasonably

be
expected to be

material to the

Company Group, taken

as a whole,

no member of

the Company Group
is, or, but for a requirement that notice be given or that a period of time elapse or both, would be, in default under any

Material Contract and,

to the Knowledge

of the Company

Group, no other

party
to any Material Contract is in breach of any

Material Contract.

All of the Material Contracts of the
Company Group are legal, valid and binding obligations of the applicable member of the Company

Group

and,

to

the

Knowledge

of

the

Company

Group,

the

other

parties

thereto,

enforceable

in
accordance with their

respective terms (except

as the enforceability

thereof may be

limited by any
applicable

bankruptcy,

insolvency,

reorganization,

moratorium

and

other

similar

Laws

affecting
creditors’

rights

generally

and

to

general

principles

of

equity,

regardless

of

whether

such
enforceability is

considered in

a proceeding

in equity

or at

Law), and

are in

full force

and effect.

Except

as

set

forth

on

Schedule
3.13(b),

(i) in

the

past

five

years,

the

Company

Group

has

not
received

any

written

or, to

the

Knowledge

of

the

Company

Group,

other

notice

of

any

breach

or
default under any Material Contract, and

(ii) the Company Group has not received

any written or, to
the Knowledge of the

Company Group, other notice

that the counterparty to

any Material Contract
intends to

terminate, accelerate

or adversely

modify in

any material

respect the

terms of

any such
Material

Contract.

The

Company

Group

has

made

available

to

Buyer

copies

of

each

Material
Contract, including any amendment, modification or supplement thereto.
3.14 Environmental Laws .
(a) Except as set forth on Schedule
3.14(a)
, each member of the Company Group is,

and
has

been

in

the

last

five

years,

in

compliance,

in

all

material

respects,

with

all

applicable
Environmental Laws, and

no operations, properties

or assets of

the Company Group

are subject to
any remedial obligations under any Environmental Law.
(b)
Without

limiting

Section
3.14(a)
,

and

except

as

set

forth

on

Schedule
3.14(b),

no
member

of

the

Company

Group

is

subject

to

any

existing,

pending

or,

to

the

Knowledge

of

the
Company Group, threatened,

action, suit, inquiry,

investigation or proceeding

by or before

any court
or other Governmental Authority under any Environmental Law.
(c)
All Permits,

if any,

required to

be obtained,

filed or

issued by

the Company

Group
under any Environmental Law

have been duly obtained,

filed or issued, except,

in where the failures
to

obtain,

file

or

issue

such

Permits,

individually

or

in

the

aggregate,

are

not,

and

could

not
reasonably be expected to be,

material to the Company Group,

taken as a whole, and

the Company
Group is,

and has

been in

the last

five years,

in compliance

in all

material respects

with the

terms
and conditions of all such Permits except as may be set forth and described on Schedule
3.14(c).
(d)
Except

as

set

forth

on

Schedule
3.14(d)
,

in

the

past

five

years,

no

member

of

the
Company Group has received from any Person any written notice, claim,

demand, inquiry, Order or
request for information

alleging any violation

of or liability

under any Environmental

Law, which,
in

each

case,

either

remains

pending

or

unresolved,

or

is

the

source

of

ongoing

obligations

or
requirements.
(e)
Except as set forth

on Schedule
3.14(e)
, there has been

no Release of, or

exposure to,
any Hazardous Material

on, at, under

or from the

Owned Real Property,

the Leased Real

Property,
any real property formerly owned, leased

or operated by any member of

the Company Group or any
other location in a manner that

has given rise to, or

could reasonably be expected to give

rise to, any
remedial or corrective

action, obligation or

any material liability

on the part

of any member

of the
Company Group under Environmental Laws.
(f)
No member of the

Company Group has assumed or

provided indemnity against any
liability of any other Person under any

Environmental Laws, including any obligation for corrective
or remedial action.

3.15 Taxes .
(a)
References to Echo

Lake Foods or

the Company Group

in this Section
3.15

include
any predecessor of Echo Lake Foods

or Person that merged with or

was liquidated or converted into
the Company (including prior to the Pre-Closing Restructuring).
(b) Each member of the Company Group has timely filed (or has had filed on its behalf)
all income and other material

Tax Returns that it was

required to file (taking into

account extensions
properly obtained) under applicable Laws.

All such Tax Returns were true, correct and complete in
all material respects

and were prepared

in material compliance

with all applicable

Laws.

All income
and other material Taxes

required to be paid

by any member of

the Company Group that

are due and
payable

(whether

or

not

shown

on

a

Tax

Return)

either

have

been

paid

by

it

or

are

reflected

in
accordance

with

GAAP in

the

most

recent

financial

statements

of

such

member

of

the

Company
Group.
(c)
There are no

Liens for Taxes

outstanding against any

of the assets

or properties of

the
Company Group (other than Permitted Liens).
(d)
No

action,

suit,

proceeding

or

audit

is

pending,

being

conducted

or

threatened

in
writing

against

or

with

respect

to

the

members

of

the

Company

Group

regarding

Taxes.

No
outstanding deficiencies have been asserted in writing or assessments made in writing as a result of any examinations of any

Tax Return of the

Company, in each case,

that have not been

settled or paid
in full.
(e)
The

members

of

the

Company

Group

have

withheld

and

paid

to

the

appropriate
Governmental Authority all material

amounts of Taxes

required to have

been withheld and

paid in
connection

with

any

amounts

paid

or

owing

to

any

employee,

independent

contractor,

creditor,
equity holder or other Person.
(f)
No

member

of

the

Company

Group

has

granted

an

extension,

or

become

the
beneficiary

of

any

extension

of

time,

in

which any

Tax

may

be

assessed

or

collected

by

any Tax
authority that remains in effect.
(g)
No

written

claim

has

been

made

by

a

Governmental Authority

in

a

jurisdiction

in
which a

member of

the Company

Group does

not file Tax

Returns that

such member

is or

may be
required to file a Tax Return in, or subject to taxation by, such jurisdiction.
(h) No member of the Company Group (i) is or has been in the last five years a member of any affiliated, combined, consolidated, unitary or similar group for

Tax purposes, (ii) is liable for
the Taxes

of another

Person under

Treasury Regulations Section

1.1502-6 (or comparable

provisions
of state, local or

non-U.S. Tax law),

as a transferee or

successor, by contract or

otherwise as a matter
of Law, or (iii) is currently party to or has any

obligation under any Tax allocation,

Tax sharing, Tax
indemnity, Tax reimbursement

agreement or similar

arrangement with respect

to Taxes (other

than
customary

commercial

agreements

entered

into

in

the

ordinary

course

of

business,

the

principal
purpose of which is not related to Taxes).
(i)
No member of the

Company Group will be

required to include any

material item of
income

in,

or

exclude

any

material

item

of

deduction

from,

taxable

income

for

any

Tax

period
beginning after

the Closing

Date as

a result

of any

(i) change in

or use

of an

incorrect method

of
accounting for a

taxable period ending

on or prior

to the Closing

Date, (ii) “closing agreement”

as
described in Section 7121

of the Code

(or any corresponding

or similar provision

of state, local

or
non-U.S. Law) entered into on or prior to the

Closing Date, (iii) installment sale or open transaction

disposition made

on or

prior to

the Closing

Date, or

(iv) prepaid amount

received or

paid, or

deferred
revenue accrued, on or prior to the Closing Date.
(j)
No member of the Company Group is or has been a

party to any “listed transaction”
within the meaning of Treasury Regulations Section 1.6011-4(b).
(k)
Each member of

the Company Group

has collected all

material sales and

use Taxes
required

to

be

collected,

and

has

remitted,

or

will

remit

on

a

timely

basis,

such

amounts

to

the
appropriate

Governmental

Authorities,

or

has

been

furnished

properly

completed

exemption
certificates and

has maintained

all such

records and

supporting documents

in the

manner required
by all applicable sales and use Tax statutes and regulations.
(l) No member of the Company Group that is a partnership for U.S. federal Income Tax purposes has made

any election to

apply the provisions

of Section 1101 of

the Bipartisan Budget

Act
of 2015 (Partnership Audits and

Adjustments) for any taxable period prior to January 1, 2018.
(m)
In

the

past

five

years,

no

member

of

the

Company

Group

has

distributed

Equity
Interests

of

another

Person,

or

has

had

its

Equity

Interests

distributed

by

another

Person,

in

a
transaction that was purported

or intended to be

governed in whole or

in part by Sections 355

or 361
of the Code.
(n)
At all times from

August 3, 2013 until immediately prior to the QSub Election,

Echo
Lake

Foods

has

been

and

shall

be

validly

treated

for

federal

Income

Tax

purposes

as

an
“S corporation” within the meaning of Sections 1361 and 1362 of the Code and was validly treated
in a similar manner for

purposes of the Income Tax

Laws of all states

and localities in which it

has
been

subject

to

taxation.

At

all

times

from

October 16, 2013

until

immediately

prior

to

the
Conversions, Huntington was treated as a “qualified subchapter S subsidiary” of Echo Lake Foods,
within the

meaning of

Section 1361(b)(3)(B) of

the Code,

and was

validly treated

in a

similar manner
for

purposes

of

the

Income

Tax

Laws

of

all

states

and

localities

in

which

it

has

been

subject

to
taxation.

At all times

from August 27, 2022

until immediately prior to

the Conversions, Xenitel

was
treated

as

a

“qualified

subchapter S

subsidiary”

of

Echo

Lake

Foods,

within

the

meaning

of
Section 1361(b)(3)(B) of the Code,

and was validly treated

in a similar manner

for purposes of the
Income Tax Laws of all states and localities

in which it has been subject to taxation.

The respective
dates of

initial qualification

and termination

as an

S corporation or

qualified subchapter S

subsidiary,
as applicable,

represented in

this Section
3.15(n)

are

collectively referred

to as

the “Qualification
Dates.”

At all times from the QSub Election until the effective date of the Conversions, Echo Lake
Foods has

been and

shall be

treated as

a “qualified

subchapter S subsidiary”

of Echo

Lake Foods
Transferor, within

the meaning

of Section 1361(b)(3)(B)

of the

Code, and

was validly

treated in

a
similar manner for purposes of the Income Tax Laws of all states and localities in which it has been subject to

taxation.

At all

times

from and

after the

effective date

of the

Conversions, Echo

Lake
Foods, Huntington and

Xenitel have each

been treated as

a disregarded entity

of Echo Lake

Foods
Transferor for

federal Income Tax

purposes, and

have been

validly treated

in a

similar manner

for
purposes

of

the

Income Tax

Laws

of

all

states

and

localities

in

which

they

have

been

subject

to
taxation.

Echo

Lake

Foods,

Huntington

and

Xenitel

have

not,

since

the

effective

date

of

the
Conversions, elected to be treated as an association taxable as a corporation for any federal, state or local

Income Tax

purposes.

Except

as

expressly

contemplated

by

the

Pre-Closing

Restructuring,
from August 3, 2013 until immediately prior to the F Reorganization, no

Person has taken or failed
to take any action that could cause

or otherwise result in the termination of the

status of Echo Lake
Foods as an S corporation

during such period.

Echo Lake Foods is

not and never has

been subject
to

Tax

under

Section 1375

of

the

Code.

No

Governmental

Authority

has

ever

challenged

or
threatened

in

writing

to

challenge

the

status

of

the

Echo

Lake

Foods

as

an

S corporation

for Tax

purposes.

All holders of Equity Interests of

Echo Lake Foods Transferor and Echo Lake Foods

are
(and have been) eligible “S corporation” shareholders.
(o)
No

member

of

the

Company

Group

has

ever

been

a

“United

States

real

property
holding company” within the meaning of Section 897(c)(2) of the Code.
(p)
No

member

of

the

Company

Group

has

elected

to

defer

the

payment

of

any
“applicable employment

taxes”

(as defined

in Section

2302(d)(1) of

the CARES

Act) pursuant

to
Section 2302

of

the

CARES and

no

member

of

the

Company

Group

has

claimed

any

“employee
retention credit” pursuant to Section 2301 of the CARES Act.
(q)
Each

member

of

the

Company

Group

(other

than

those

otherwise

described

in
Section
3.15(n))

has been

since its

formation, and

is currently,

properly treated

as having

the U.S.
federal Income Tax status indicated opposite its name on Schedule
3.15.
3.16 Employee Plans .
(a) Schedule
3.16(a)

sets

forth

a

list

of

each

material

Employee

Plan

and

separately
identifies whether each material

Employee Plan is a

Company Group Plan and

the sponsor of such
Company Group Plan.

The Sellers have delivered or caused to be delivered to Buyer the following with respect to each

Employee Plan, as applicable:

(i) all current plan

documents (or, with respect
to

any

unwritten

Employee

Plan,

a

written

summary

thereof),

related

trust

agreements

and

all
amendments

thereto;

(ii) insurance

contracts

and

policies

and

certificates

of

coverage

and

all
amendments

thereto

since

the

last

plan

document

restatement;

(iii) all

current

summary

plan
descriptions and

summaries of

material modifications

thereto; (iv) the Form

5500 annual

reports and
accompanying schedules

and financial

statements, as

filed, for

the three

most

recently completed
plan years;

(v) annual testing

(including nondiscrimination

and coverage

testing) results

for the

three
most

recently

completed

plan

years;

(vi) the

most

recent

determination

letter,

advisory

letter

or
opinion

letter

issued

by

the

IRS;

(vii) material

administrative

or

service

provider

agreements;
(viii) documents

related

to

any

open

disputes

related

to

the

plan;

and

(ix) all

non-routine
correspondence received

from or

provided to

the Department

of Labor,

the Pension

Benefit Guaranty
Corporation, the IRS or any other Governmental Authority during the past six years.
(b)
Except as set forth on

Schedule
3.16(b)
, each Employee Plan has

been administered
and maintained

in all

respects in

accordance with

its terms

and applicable

Law, including

ERISA
and the

Code, and

all filing

and disclosure

requirements imposed

on the

plan sponsor

thereunder.

There is no pending or

threatened action, claim or lawsuit

relating to any Employee Plan

(other than
routine

claims

for

benefits).

There

is

no

audit,

inquiry,

investigation

or

examination

pending

or
threatened by the

IRS, the Department

of Labor, the

Pension Benefit Guaranty

Corporation or any
other Governmental Authority with respect to any Employee Plan.
(c)
Each

Employee

Plan

that

is

intended

to

be

a

qualified

plan

within

the

meaning

of
Section 401(a) of the Code is

so qualified and no circumstances

exist (i) that could result in

loss of
such qualification

under Section 401(a)

of the

Code or

(ii) that could

result in

a penalty

under the
IRS

Closing Agreement

Program

if

discovered

during

an

IRS

audit

or

investigation.

Each

such
Employee Plan either has received a favorable and

currently effective determination letter from the
IRS or

is in

the form

of a

preapproved plan

document that

is the

subject of

a favorable

opinion or
advisory letter from the IRS on which it is entitled to rely.
(d) No fiduciary (within the meaning of Section 3(21) of ERISA) of any Employee Plan subject to

Part 4 of

Subtitle B of

Title I

of ERISA

has committed

a breach

of fiduciary

duty with
respect to that Employee

Plan that could subject

a member of the

Company Group or an

employee

of

a

member

of

the

Company

Group

to

any

liability

(including

liability

on

account

of

an
indemnification

obligation).

No

member

of

the

Company

Group

has

incurred

any

excise

Taxes
under

Chapter 43

of

the

Code

with

respect

to

any

Employee

Plan

and

nothing

has

occurred

with
respect

to

any

Employee

Plan

that

could

reasonably

be

expected

to

subject

any

member

of

the
Company Group to any such Taxes.
(e)
No Company Group

Plan, and no

member of the

Company Group or

ERISA

Affiliate
sponsors, has sponsored, contributes to, has contributed to or has any liability (including contingent liability) with respect to:

(i) a plan subject to Title IV of

ERISA, including any defined benefit plan
(as

defined

in

Section 3(35)

of

ERISA);

(ii) a

multiemployer

plan

(as

defined

in

Section 3(37)
or 4001(a)(3) of ERISA); (iii) a

multiple employer plan subject

to Sections 4063 or 4064 of

ERISA;
or

(iv) a

plan subject

to Section

302 of

ERISA or

Section 412

of

the

Code.

No Company

Group
Plan,

and

no

member

of

the

Company

Group,

sponsors,

has

sponsored,

contributes

to,

has
contributed to,

has or

had an

obligation to

contribute to

or has

any liability

(including contingent
liability) with respect to a multiple employer welfare arrangement (as defined in Section 3(4)(A) of
ERISA) or a voluntary employees’

beneficiary association under Section 501(c)(9) of

the Code.

No
member of the

Company Group nor

any ERISA Affiliate has any liability

as a result

of a violation
of COBRA.

No member of the Company Group has any liability under

Sections 502(i) or 502(l) of
ERISA.
(f)
With

respect

to

each

Employee

Plan

for

which

a

separate

fund

of

assets

is

or

is
required to be

maintained, full and

timely payment and

contribution has been

made of all

amounts
due

and

required

under

the

terms

of

such

Employee

Plan

or

applicable

Law

and

all

obligations
accrued on or prior to the Closing Date that relate to directors, officers, employees or consultants of
any member

of the

Company Group

and that

are not

yet due

have either

been made

or have

been
accrued in the Financial Statements.

All premiums, fees and administrative expenses required to be paid under or in connection with

the Company Group Plans for the period

on or before the Closing
Date have been paid or have been accrued in full on the Financial Statements.
(g)
No Employee Plan

or member of

the Company Group

provides, or has

any obligation
to provide,

current or

former employees

of the

Company Group

(or any

beneficiaries thereof)

welfare
benefits

(including medical

and life

insurance

benefits) after

such Person

terminates

employment
with

the

Company

Group

or

its

applicable

Affiliate,

except

for

the

coverage

continuation
requirements of COBRA

or continued coverage until

the end of the

month during which termination
occurs.

No Employee

Plan or

member of

the Company

Group provides,

or has

any obligation

to
provide, welfare benefits to any Person who is not a current or former employee of a member of the
Company Group or its Affiliates, or a beneficiary thereof.
(h)
Except

as set

forth

on

Schedule
3.16(h)
,

each

Employee Plan

that

is

or has

been a
nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been administered, operated and

maintained in all

respects according to

the requirements of

Section 409A
of the Code, and no member of the Company Group or, with respect to a current or former director, officer, employee or

consultant of any

member of the

Company Group, or

Affiliate thereof, has

been
required to

withhold or

pay any

Taxes as

a result

of a

failure to

comply with

Section 409A of the
Code.

No

member

of

the

Company

Group

has

any

obligation

to

make

a

“gross-up”

or

similar
payment in respect of any Taxes that may become payable under Section 409A of the Code.
(i)
The

Company

Group

and

its

Affiliates

have

complied

in

all

respects

with

the
applicable provisions of the

Patient Protection and

Affordable Care

Act of 2010 and the

Health Care
and Education

Reconciliation Act of 2010, to

the extent

applicable, including

the employer

shared
responsibility

provisions

relating

to

the

offer

of

“affordable”

health

coverage

that

provides

“minimum

essential

coverage”

to

“full-time”

employees

(as

those

terms

are

defined

in
Section 4980H

of

the

Code

and

related

regulations)

and

the

applicable

employer

information
reporting requirements under Sections 6055 and 6056 of the Code.
(j)
Neither the

execution of

this Agreement nor

the consummation

of the

Transactions
(either alone or in combination

with another event) will or

can reasonably be expected to

(i) entitle
any

current

or

former

director,

officer,

employee

or

consultant

of

the

Company

Group

or

any
Affiliate thereof

to any

payment (including

severance pay

or similar

compensation), any

cancellation
of

Indebtedness

or

any

increase

in

compensation,

(ii) accelerate

the

time

of

payment,

funding

or
vesting

under

any

Employee

Plan,

or

(iii) result

in

any

increase

in

benefits

payable

under

any
Employee Plan.

No amount paid or payable

(whether in cash, in

property or in the form

of benefits)
in connection

with the

Transactions (either

alone or

in combination

with another

event) will

be a
“parachute payment”

or an

“excess parachute

payment” with

respect to

any “disqualified

individual”
in respect

of the

Company Group,

in each

case, within

the meaning

of Section 280G

of the

Code.

No entity (including any

entity that is not

a Company or

Transferor) that is a

member of an affiliated
group (within the

meaning of Section 280G

of the Code)

in which any

Company is also

a member
is a

corporation (other

than an S

Corporation or QSub)

for U.S. federal

Income Tax purposes.

No
Employee Plan provides

for, and

no member

of the Company

Group has any

obligation to make

a
“gross-up” or similar payment in

respect of any

Taxes that may become payable

under Section 4999
of the Code.
(k)
No Employee

Plan

is

subject to

any Law

of

any

jurisdiction

outside

of the

United
States of America.
3.17 Labor Matters
.

Except as set forth on Schedule
3.17
, in the last five years:
(a)
No member of the Company Group

is or has been in the

last five years a party to,

is
or has

been in

the last

five years

bound by,

is or

has been

in the

last five

years negotiating,

or has
been in the

last five years

asked to negotiate

a collective bargaining

agreement or other

agreement
or understanding with

any labor organization.

There is not

currently, nor has

there been in

the last
five years, any organized effort by

any labor union to organize

any employees of any member

of the
Company Group into one

or more collective bargaining

units.

No member of the

Company Group
is or has been in the last five

years a party to, and is not affected

by or threatened with, any dispute
or controversy with a labor union or with respect to unionization or collective bargaining involving
any

of

its

current

or

former

employees

(including

any

actual

or

threatened

labor

strikes,

work
slowdown,

lock-outs,

work

stoppages,

interruptions

of

work,

picketing,

arbitrations,

grievances,
unfair labor practice charges

or proceedings, or other

disputes involving a labor

organization or with
respect to unionization or

collective bargaining), and none are

pending or, to the Knowledge

of the
Company Group, threatened.
(b)
Each

member

of

the

Company

Group

is

in

compliance

and

has

complied

in

all
material

respects

with

all

applicable

Laws

that

relate

to

employment

and

to

the

operation

of

the
Business, including

applicable Laws

that relate

to wages,

hours, wage

payment, employee

record
keeping,

labor,

employment,

fair

employment

practices,

terms

and

conditions

of

employment,
workers’

compensation,

occupational

safety

and

health,

plant

closings,

withholding

of

Taxes,
discrimination

in

employment,

disability

rights

or

benefits,

equal

employment

opportunity,
immigration (including

applicable I-9

applicable Laws),

reasonable accommodations,

labor relations
and collective

bargaining, employee

leave issues

and unemployment

insurance, and

are not

liable
for any arrears of wages or

any Taxes or penalties for

failure to comply with the foregoing.

There is
no pending

or, to

the Knowledge

of the

Company Group,

threatened claim,

investigation or

other
Proceeding in

respect of

any such

applicable Laws

(including any

employment discrimination

charge

or employment-related

multi-claimant or

class action

claims), nor,

to the

Knowledge of

the Company
Group, is there any basis therefor.
(c)
No claim with respect to payment

of wages, salary, overtime, commissions, bonuses,
premiums, fees

or other

compensation of

any kind

has been

asserted, or

is now

pending or,

to the
Knowledge

of

the

Company

Group,

threatened

by

or

before

any

Governmental Authority,

with
respect to current or

former employees or independent contractors

of any member of

the Company
Group, and there is no charge or other proceeding with

respect to alleged violation of any collective
bargaining requirements or occupational safety or

health standards that has been

asserted or is now
pending or, to the Knowledge of the

Company Group, threatened with respect to any

member of the
Company Group.

No material charge

or complaint of

discrimination in employment

or employment
practices for

any reason,

including age,

sex, race,

religion, national

origin, veteran

status or

other
legally protected

category, has

been asserted

or is

now pending

or threatened

before the

United States
Equal Employment Opportunity Commission

or other Governmental

Authority by current or

former
employees of any member of

the Company Group.

No member of the Company

Group is subject to
any pending material investigation

by any Governmental

Authority respecting any current

or former
employees of any

member of the

Company Group.

There are no

outstanding, unsatisfied obligations
to reinstate, re-engage, pay compensation

to or comply with any

recommendation or declaration of
any court or any other tribunal in respect of any of the employees, whether past or present.
(d)
Each

member

of

the

Company

Group

is

and

has

been

in

full

compliance

with

the
WARN Act,

and

no

member

of

the

Company

Group

has

taken

any

action

that

could

at

any

time
require notification

of any

of the

current or

former employees

of any

member of

the Company

Group
pursuant to the

provisions of the

WARN Act

or that could cause

any member of the

Company Group
to have liability thereunder.
(e)
Each Company

Group Employee

is employed

at will

and may

terminate his

or her
employment or

be terminated

from such

employment at

any time

for any

or no

reason with

or without
prior notice.
(f)
Each Company Group

Employee is legally

authorized to work

in the United

States.

Each member of

the Company

Group has completed

and maintains in

its files Forms I-9

with respect
to each of its

employees.

The qualifications for employment

of each current

and former employee
of each member of the Company Group have been

reviewed and confirmed by such member of the
Company Group.
(g)
(i) No

officer,

director

or

management

level

employee

of

any

member

of

the
Company Group (A) has been the subject of an allegation of sexual harassment or sexual assault by any employee

of any

member of

the Company

Group, nor

(B) to the

Knowledge of

the Company
Group, has

engaged in

any such

conduct, and

(ii) no member

of the

Company Group

has entered
into any settlement agreements

related to allegations of

sexual harassment or sexual

assault by any
current or former employee or individual independent contractor.
3.18 Company Group Employee List; Contractor List .
(a) Schedule
3.18(a)

contains a

true and

complete list

of the

Company Group

Employees,
in

each

case,

listing,

as

applicable,

each

such

Company

Group

Employee’s:

(i) name;

(ii) job
location

(city

and

state);

(iii) date

of

hire;

(iv) employing

entity;

(v) annual

base

salary

or

hourly
rate, as applicable,

and target bonus

opportunity; (vi) most recent

annual bonus received;

(vii) title
or

functional

position;

(viii) classification

as

exempt

or

non-exempt;

(ix) leave

status

(including
leave

type

and

return

to

work

date);

(x) vacation/paid

time

off

balance

or

annual

vacation
entitlements;

(xi) full-time

or

part-time

status;

and

(xii) visa

status

(including

visa

type

and

expiration date) (the “Company

Group Employee List”).

There are a

sufficient number of

Company
Group

Employees

to

operate

the

Business

in

all

material

respects

in

the

manner

in

which

it

is
currently

conducted.

No

Affiliate

of

any

member

of

the

Company

Group

(other

than

another
member

of

the

Company

Group)

employs

any

individuals

who

exclusively

devote

their

working
time to the

Business but who

are not considered

Company Group Employees,

and the members

of
the Company Group

do not employ any

individuals who do not

provide services primarily

in respect
of the Business.
(b) Schedule
3.18(b)

contains a true and complete

list of each consultant and

individual
independent

contractor

whose

services

have

been

retained

by

a

member

of

the

Company

Group,
identifying in each case:

(i) the applicable Company Group member; (ii) the individual’s employer
(if any); (iii) brief description of

services provided; (iv) engagement start date; (v) the

total amount
paid in calendar year 2024 and year to date in calendar year 2025; and (vi) whether the individual’s services to the Company Group may

be terminated without cause and without

penalty upon notice,
or details of any required notice period.
3.19 Brokerage Agreements
.

Except as

set forth

on Schedule
3.19
, no

member of

the Company
Group

has

entered

into

any

agreement

with

any

Person,

firm

or

corporation

for

the

payment

of

any
commission, brokerage or “finder’s

fee” in connection

with the Transactions

or for which

it could otherwise
become liable.
3.20 Suppliers
.

Schedule
3.20

sets

forth

the

20 most

significant

third-party

suppliers

(i.e.,
components, parts, packaging)

of the Company

Group, taken as

a whole (based

on aggregate dollar

amounts
paid directly by the Company

Group), during the years ended

December 31, 2023 and December 31, 2024
and during the two months ended on the

Statement Date (collectively, the “Key Suppliers”).

Schedule
3.20
includes

the

total

dollar

volume

for

the

Key

Suppliers

during

such

periods.

Except

as

set

forth

on
Schedule
3.20
, there are

no minimum purchase

contracts or understandings

between the Company

Group,
on the

one hand,

and any

Key Supplier,

on the

other hand.

Since the

Statement Date,

no member

of the
Company

Group

has

received

any

written,

or

to

the

Knowledge

of

the

Company

Group,

oral

notice

or
proposal

from

a

Key

Supplier

(a) requiring

or

proposing

modifications

in

the

terms

on

which

such

Key
Supplier conducts business with the Company Group, (b) terminating or cancelling its relationship with the
Company Group or (c) informing

or notifying a member

of the Company

Group of any violation

of, or non-
compliance with, any Laws.
3.21 Customers
.

Schedule
3.21

sets forth the 20 largest customers of the Company Group, taken as

a

whole

(based

on

aggregate

revenues)

during

the

years

ended

December 31, 2023

and
December 31, 2024

and

during

the

two months

ended

on

the

Statement

Date

(the

“Key

Customers”).

Schedule
3.21

includes the

total dollar

revenues from

the Key

Customers during

such periods.

Since the
Statement Date, no member of the Company Group

has received any written notice or proposal from

a Key
Customer

(a) requiring

or

proposing

modifications

in

the

terms

on

which

such

Key

Customer

conducts
business with the Company

Group, (b) terminating or cancelling

its relationship with the

Company Group
or (c) informing or notifying

a member of the

Company Group of any

violation of, or non-compliance

with,
any Laws.
3.22 Product Liability
.

Except as set forth on Schedule
3.22
, in the past five years, the Company
Group

has

not

(a) recalled

any

products

or

received

an

Order

or

request

to

recall

any

products

by

any
Governmental Authority,

customer

or

supplier

or

(b) been

subject

to,

or

received

any

written

or,

to

the
Knowledge of the Company Group, oral notice of any, claim arising from or caused by any product offered
for sale, sold or distributed by the Company Group.

The Company Group has no Knowledge of any fact or
condition that

could reasonably be

expected to (i) impose

a duty to

recall, withdraw, remove

or undertake
corrective action

in any

material respect

or (ii) result

in any

material product

liability claim,

in each

case,

with

respect

to

any

products

offered for

sale,

sold or

distributed by

the Company

Group

in

the past

five
years.
3.23 Food Safety Requirements .
(a)
All

products

being

distributed,

sold,

manufactured

or

developed

by

the

Company
Group that are subject to the jurisdiction of the FDA, USDA, FTC, any comparable state or foreign
Governmental

Authority

have

been

formulated

and

are

being

processed,

labeled,

stored,

tested,
packed, transported,

distributed, manufactured,

marketed, advertised

and promoted

in compliance
with all

applicable requirements

under the

Federal Food,

Drug, and

Cosmetic Act

(“FDCA”) and
other

Laws,

including

current

Good

Manufacturing

Practices

(“cGMP”)

for

foods,

the

facility
registration, prior import

notice and recordkeeping

requirements of the

Public Health Security

and
Bioterrorism Preparedness

and Response Act

of 2002, the

allergen disclosure

requirements of

the
Food Allergen

Labeling and Consumer

Protection Act

of 2004, the FDA

Food Safety Modernization
Act, as

applicable, the

Egg Products

Inspection Act (“EPIA”),

the Organic

Foods Production Act,
the Sanitary Food

Transportation Act

and all comparable

state and foreign

Laws (collectively, “Food
and Beverage Laws”).
(b)
To the Knowledge of

the Sellers, none of the

Company Group’s products have

been
the

subject

of

any

warning

letter,

notice

of

violation,

notice

of

warning,

seizure,

injunction,
regulatory enforcement action or criminal action issued, initiated or threatened by the FDA, USDA,
FTC or any comparable

state or foreign Governmental

Authority during the five-year

period prior to
the date hereof.
(c)
No

member

of

the

Company

Group

has

received

any

FDA

Form 483

notice

of
inspectional

observations,

notice

of

adverse

findings,

untitled

letters

or

warning

letters

from

the
FDA, or noncompliance

record from USDA

or Food Safety

and Inspection Service

(“FSIS”) or been
subject to any material

investigation by any Governmental

Authority, or been subject

to any penalty,
fine,

Sanction,

assessment,

audit,

request

for

corrective

or

remedial

action

or

other

material
compliance or enforcement-related action or material communication, in each case in writing, from any Governmental Authority (including FDA

and USDA).
(d)
For the five-year

period prior to

the date hereof,

each member of

the Company Group
has been in material compliance with the Federal Trade Commission Act (“FTCA”) with respect to the advertising

and promotion,

product descriptions

and claims

for the

products they

sell.

To the
Knowledge

of

the

Sellers,

all

claims

about

the

Company

Group’s

products

are

appropriately
substantiated and are truthful

and non-misleading under both

the FDCA

and the FTCA.

No member
of the Company

Group has received

written notice of

and, to the

Knowledge of the

Company Group,
there is no written claim filed by the FTC

against any member of the Company Group alleging

any
violation of any of the Laws implemented by it.
(e)
The

Company

Group’s

products

are

neither

adulterated

nor

misbranded

within

the
meaning of

the FDCA or EPIA,

nor do they

contain unapproved

food additives

or ingredients

that
are not

generally recognized

as safe,

nor are

they products

that may

not, under

Sections 404, 505
or 512 of the FDCA,

be introduced into

United States commerce.

For the five-year period

prior to
the date

hereof, no

member of

the Company

Group has,

in connection

with any

Company Group
product,

either

voluntarily

or

as

requested

by

a

Governmental Authority

initiated,

conducted

or
issued, or caused to be initiated, conducted or issued, any recall, or market withdrawal.
(f)
No member of

the Company Group

has or, to

the Knowledge of

the Company Group,
any of its Representatives, been convicted of any crime or engaged in any conduct that could result
in

debarment

or

exclusion

under

21 U.S.C. Section 335a(a),

21 U.S.C. Section 335a(b)

or

any

similar legal requirements.

No claims, actions, proceedings

or investigations that have

resulted, or
could

reasonably

be

expected

to

result,

in

such

a

debarment

or

exclusion

are

pending

or,

to

the
Knowledge of

the Company

Group, threatened

against any

member of

the Company

Group or

the
managers, officers, employees or agents of any member of the Company Group.
3.24 Inventory
.

All of the finished goods inventory of the Business (a) is merchantable, fit for its intended purpose, of a quality and quantity fully usable and saleable in the ordinary course of business, and
(b) is

not

obsolete,

defective

or

damaged,

except

for

those

items

that

have

been

reserved

against

in

the
Financial Statements.

Except as set

forth on Schedule
3.24
, no member

of the Company

Group has made
sales on consignment or granted return privileges to buyers of its finished goods other than spoilage, defect
or damage allowances in the ordinary

course of business.

All finished goods inventories not written-off

in
accordance with GAAP have been reflected on the Company Group’s books at cost or net realizable value, whichever is lower.
3.25
Certain Business Relationships

with the Company

Group.

Except for the

Affiliate Contracts,
the

Organizational

Documents,

any

Employee

Plan

or

employment

or

consulting

agreements

with

any
employee, officer

or consultant

of any

Company or

any of

their Subsidiaries

or as

set forth

on Schedule
3.25
,
no Related Party is a party

to any agreement, contract, commitment, transaction

or other arrangement with
any Company or any

of their Subsidiaries

or has any interest

in any property or

assets owned or leased

by
any Company or any of their Subsidiaries.
3.26 Insurance
.

Schedule
3.26

contains a

complete list

of all

insurance policies

(specifying the
location,

insured,

insurer,

amount

of

coverage,

type

of

insurance

and

policy

number)

maintained

by

the
Company

Group

other

than insurance

policies maintained

to provide

benefits

under any

Employee Plan.

All such

policies are

in full

force and

effect, all

premiums with

respect thereto

covering all

periods up

to
and including

the Closing

Date have

been paid,

and no

written notice of

cancellation or

termination has

been
received by any member of the Company Group with respect to any such policy.

There is no default under
any such policy and no insurer has advised any member of the Company Group in writing that it intends to reduce

coverage, increase

premiums or

fail to

renew any

existing

policy or

binder.

There

is no

material
claim

pending

with

respect

to

any

member

of

the

Company

Group

under

any

such

policies

as

to

which
coverage has been questioned, denied or disputed in writing, or,

to the Knowledge of the Company Group,
orally by the underwriters

of such policies

(other than pursuant to

a customary reservation of

rights notice
or in connection with claims for benefits under the Employee Plans).
3.27
Certain

Payments
.

No

member

of

the

Company

Group

or

any

manager,

officer

or

other
employee of any member of the

Company Group, or to the Knowledge

of the Company Group, any agent,
representative or third party acting on behalf of the Company Group has:
(a)
offered or used

any corporate funds

for any unlawful

contribution, gift, entertainment
or other unlawful expense relating to any political campaign or activity;
(b)
offered, authorized, promised, or

used any corporate funds

for any direct or

indirect
unlawful payments to any Person or foreign or domestic “Government Official,” which includes:
(i)
any officer,

employee, or Person acting

in an official

capacity or performing
public

duties

or

functions

on

behalf

of

(A) any

government,

including

all

levels

and
subdivisions of government

from national to

local; (B) any department,

committee, agency
or instrumentality of

government; (C) any business

or commercial entity

owned, managed or
controlled by a government; or (D) any political party or official thereof;
(ii) any candidate for public office;

(iii)
any

officer,

employee

or

agent

of

a

public

international

organization,
including

for

example

the

United

Nations,

the

International

Monetary

Fund

or

the

World
Bank; or
(iv) any relative of any Government Official;
(c)
violated

any

provision

of

the

U.S.

Foreign

Corrupt

Practices

Act

of

1977

(the
“FCPA”), the U.K. Bribery

Act of 2010,

or any statute,

regulation or any

other applicable laws,

rules
or

regulations

of

relevant

jurisdictions

prohibiting

bribery

and

corruption,

including

local

anti-
corruption laws in the countries in which the Company Group conducts business (“Anti-Corruption
Laws”);
(d)
offered, authorized, promised

or given any

unlawful bribe, rebate,

payoff, influence
payment,

kickback

or

other

unlawful

payment

or

gift

of

money

or

anything

of

value

to

any
Government Official or Person;
(e)
established or

maintained, or

is maintaining,

any fund

of corporate

monies or

other
properties

for

the

purpose

of

supplying

funds

for

any

of

the

purposes

described

in

the

foregoing
subparagraphs
(a)

through
(d);

or
(f)
knowingly received

any unlawful

discounts or

rebates in

violation of

any statute

or
regulation relating to antitrust or competition.
No

member

of

the

Company

Group

or

any

manager,

officer

or

other

employee

of

any

member

of

the
Company Group,

or to

the Knowledge

of the

Company Group,

any agent,

representative or

third party

acting
on behalf of the Company Group has been the subject

of any Proceedings by any Governmental Authority,
any customer, or other business partner

regarding actual or alleged violations of

any Anti-Corruption Laws.

No such Proceeding

is pending or,

to the Knowledge

of the Company

Group, threatened, and

there are no
circumstances that are likely to give rise to any such investigation, inquiry, allegations or proceedings.
3.28 Trade Control Laws; Sanctions .
(a)
During the past five years, the

Company Group and its directors, officers,

employees
and agents, have (i) conducted the Business in compliance with applicable Trade Control Laws and
Sanctions

in all

material respects,

(ii) not engaged

in a

transaction

or dealing

with or

involving

a
Sanctioned Country or

a Person that

is the subject

or target of

applicable Sanctions and

(iii) not been
the subject of

or otherwise involved

in, enforcement actions

or, to the

Knowledge of the Company
Group, investigations by any Governmental Authority or other actions with respect to any actual or alleged violations

of Trade

Control Laws

or Sanctions,

and not

been notified

in writing

(or, to

the
Knowledge of the Company Group, orally) of any such pending or threatened actions.
(b)
During the past

five years,

no member of

the Company Group

or any director,

officer,
employee or,

to the

Knowledge of

the Company

Group, agent

of any

member of

the Company

Group
has:

(i) been

the

subject

or

target

of

Sanctions,

(ii) been

subject

to

debarment

or

any

list-based
designations

under

any

Trade

Control

Law,

(iii) maintained

or

maintains

any

offices,

branches,
operations,

assets,

investments,

employees

or

agents

in

a

Sanctioned

Country

or

(iv) engaged

in
transactions, dealings or

activities that could

reasonably be expected

to cause

such Person to

become
a target of Sanctions.
3.29
No

Other

Representations

or

Warranties
.

PRIOR

TO

ITS

EXECUTION

OF

THIS
AGREEMENT,

BUYER

HAS

CONDUCTED

AN

INDEPENDENT

INVESTIGATION

AND

HAS
FORMED

AN

INDEPENDENT

JUDGMENT

CONCERNING

THE

CURRENT

CONDITION

AND

AFFAIRS

OF

THE

COMPANY

GROUP.

IN

MAKING

ITS

DECISION

TO

EXECUTE

THIS
AGREEMENT AND

TO

ENTER

INTO

THE

TRANSACTIONS,

BUYER

HAS

RELIED AND

WILL
RELY

SOLELY

UPON

THE

REPRESENTATIONS

AND

WARRANTIES

REGARDING

THE
COMPANY GROUP AND

TRANSFERORS

SET

FORTH

IN
ARTICLE III

AND

THE

SELLERS

SET
FORTH

IN
ARTICLE IV

(IN

EACH

CASE,

AS

QUALIFIED

BY

THE

SCHEDULES)

OR

IN

ANY
CERTIFICATE DELIVERED PURSUANT HERETO AND HAS NOT AND WILL

NOT BE ENTITLED
TO

RELY

ON

ANY

OTHER

STATEMENTS

OR

ADVICE

FROM

THE

COMPANY

GROUP,

ANY
SUBSIDIARY OF

THE COMPANY

GROUP,

ANY SELLER

OR THEIR RESPECTIVE

AFFILIATES OR
REPRESENTATIVES.

BUYER ACKNOWLEDGES

THAT:

(a) IT HAS HAD

THE OPPORTUNITY

TO
VISIT WITH THE COMPANY

GROUP

AND MEET WITH THEIR REPRESENTATIVES TO DISCUSS
THE

COMPANY

GROUP,

THE

BUSINESS

AND

THE

COMPANY

GROUP’S

CONDITION

AND
PROSPECTS, AND (b) EXCEPT

AS EXPRESSLY SET FORTH IN
ARTICLE III

AND
ARTICLE IV

(IN
EACH

CASE,

AS

QUALIFIED

BY

THE

SCHEDULES)

OR

IN

ANY

CERTIFICATE

DELIVERED
PURSUANT HERETO,

NO MEMBER

OF THE

COMPANY GROUP,

NO SELLER

AND

NO OTHER
PERSON

IS

MAKING,

AND

EACH

SUCH

PERSON

HEREBY

EXPRESSLY

DISCLAIMS,

ANY
REPRESENTATION OR

WARRANTY, EXPRESS OR

IMPLIED, AT

LAW OR

IN EQUITY,

AS TO

ANY
MEMBER

OF

THE

COMPANY

GROUP,

THE

BUSINESS,

OR ANY

SELLER

OR ANY

OF

THEIR
RESPECTIVE

ASSETS,

LIABILITIES

OPERATIONS

OR

BUSINESS

(INCLUDING

ANY
WARRANTIES OF

MERCHANTABILITY

OR FITNESS

FOR

A

PARTICULAR PURPOSE).

WITHOUT
LIMITING

THE

GENERALITY

OF

THE

FOREGOING,

NO

SELLER

NOR ANY

OTHER

PERSON
WILL

HAVE

OR

BE

SUBJECT

TO

ANY

LIABILITY

TO

BUYER

OR

ANY

OTHER

PERSON
RESULTING FROM THE DISTRIBUTION TO BUYER, OR

BUYER’S USE OF, ANY PROJECTIONS
OR

FORECASTS

MADE

AVAILABLE

TO

BUYER

OR

ITS

REPRESENTATIVES

IN

ANY

“DATA
ROOMS,”

“VIRTUAL

DATA

ROOMS,”

MANAGEMENT

PRESENTATIONS

OR

IN

ANY

OTHER
FORM IN

EXPECTATION OF,

OR IN

CONNECTION WITH,

THE TRANSACTIONS,

OR IN

RESPECT
OF

ANY

OTHER

MATTER

OR

THING

WHATSOEVER

(ELECTRONIC

OR

OTHERWISE)

OR
OTHERWISE IN EXPECTATION OF THE TRANSACTION.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF

SECURITYHOLDERS
4.1
Representations of

the Securityholders
.

Each Voting

Securityholder, jointly

and severally,
hereby represents and warrants to Buyer as follows:
(a)
Organization, Existence

and Good

Standing.

If a

Securityholder is

an entity,

such
Securityholder

is

duly

organized

(if

applicable),

validly

existing

and

in

good

standing

under

the
Laws of the jurisdiction of its organization and such

Securityholder is duly qualified to do business
and is in

good standing as

a foreign entity

in each jurisdiction

where the character

of its properties
or

the

nature

of

its

business

makes

such

qualification

necessary,

except

for

failures

to

have

such
power or

authority that,

individually or

in the

aggregate, will

not prevent

or materially

delay, and
could

not

reasonably

be

expected

to

prevent

or

materially

delay,

the

consummation

of

the
Transactions.
(b) Authorization; Absence of Conflicts .
(i)
Each

Securityholder

has

all

necessary

power

and

authority

to

execute

and
deliver this

Agreement and the

Ancillary Agreements

to which such

Securityholder is a

party
and

the

capacity

and

authority

to

make

and

perform

the

representations,

warranties,
covenants and agreements

made by such

Securityholder herein and

therein.

The execution
and delivery of

this Agreement

and the

Ancillary

Agreements by each

Securityholder and the

consummation of the Transactions have been duly authorized

by all necessary action on the
part

of

such

Securityholder,

and

no

other

actions

or

other

proceedings

are

necessary

to
authorize this Agreement and the

other Ancillary Agreements to which such Securityholder
is a

party or for

such Securityholder to

consummate the Transactions.

This Agreement has
been duly

executed and

delivered by

each Voting

Securityholder and

constitutes, and

as of
the Closing, each Ancillary Agreement to which

a Securityholder is

a party, will

constitute,
when

executed

and

delivered

by

such

Securityholder,

in

each

case

assuming

the

due
authorization,

execution

and

delivery

by

Buyer

and

the

other

parties

to

such

Ancillary
Agreement,

the

legal,

valid

and

binding

obligation

of

such

Securityholder,

enforceable
against such

Securityholder in

accordance with

its terms,

subject to

applicable bankruptcy,
insolvency,

reorganization,

moratorium

and

other

similar

Laws

affecting

creditors’ rights
generally

and

to

general

principles

of

equity

(regardless

of

whether

such

enforceability

is
considered in a proceeding in equity or at Law).
(ii)
Neither

the

execution

or

delivery

of

this

Agreement

or

the

Ancillary
Agreements to which

a Securityholder is

a party nor

the consummation of

the Transactions
will

conflict

with

or

result

in

a

breach

or

violation

of,

or

cause

acceleration,

or

constitute
(with or without due notice or lapse of time or both) a

default under, or give rise to any right
of termination, cancellation or acceleration under, any of the terms, conditions or provisions of (A) any contract, Law

or Order to which

such Securityholder is a

party or to which

such
Securityholder or

such Securityholder’s

assets are

subject or

(B) the governing

documents
of such Securityholder, if applicable.
(iii)
No consent,

action, approval

or authorization

of, or

registration, declaration
or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection

with, the

execution and

delivery of

this

Agreement or

any

Ancillary

Agreement
to

which

a

Securityholder

is

a

party

by

such

Securityholder

or

the

performance

by

such
Securityholder

of

the

terms

hereof

or

thereof

or

the

validity

or

enforceability

of

this
Agreement

or

such Ancillary Agreement,

except

for

such

filings

and

approvals,

if

any,

as
may be required under the HSR Act.
(iv)
There are no actions, suits, investigations or other Proceedings pending or, to
the

Knowledge

of

the

Voting

Securityholders,

threatened

against

a

Securityholder

or
involving

any

of

a

Securityholder’s

properties

or

assets

in

any

court

or

before

any

other
Governmental Authority, or before any arbitrator except as, individually or in the aggregate,
will not, and not reasonably be expected to have, an adverse effect on such Securityholder’s ability

to

perform

such

Securityholder’s

obligations

under

this

Agreement

or

otherwise
prevent, hinder or

delay the consummation

of the Transactions.

No Securityholder is

subject
to

any

outstanding

Order

that

prohibits

or

otherwise

restricts

the

ability

of

such
Securityholder to consummate fully the

Transactions or any of

the Ancillary Agreements to
which such Securityholder is a party.
(c)
Ownership

of

Equity

Interests
.

The

Securityholders

are

the

record

and

beneficial
owner of and has good

and valid title to

the number and class of

Equity Interests set forth

opposite
each Securityholder’s name on Schedule
3.4,

and such Equity Interests are

owned free and clear of
all Liens (other than

Permitted Equity Interest Encumbrances).

Other than Equity Interests listed

on
Schedule
3.4
, no Securityholder has

any beneficial ownership of

any Purchased Equity Interests

or
any Equity Interest

in any Company

or any right

of any kind

to have any

such Equity Interest

issued.

Except

as

set

forth

on

Schedule
3.4
,

no

Securityholder

is

a

party

to

any

contract

(other

than

this
Agreement)

that

could

require

such

Securityholder

to

sell

or

otherwise

dispose

of,

or

grant

any
interest in, any of such Securityholder’s Equity Interests.

(d)
Brokerage Agreements.

No Person has acted as

a broker, finder or financial

advisor
for in

connection with

the Transactions

based on

any arrangement

or agreement

made by

or on

behalf
of

any

Securityholder

or

any

Securityholder’s Affiliates

for

which

Buyer

or

any

member

of

the
Company Group could be liable following the Closing.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF

BUYER
Buyer hereby represents and warrants to the Voting Securityholders as follows:
5.1 Organization and Qualification
.

Buyer is a corporation duly organized, validly existing

and
in good standing

under the Laws

of Delaware, with

full power and

authority to own,

operate and lease

its
properties and to carry on its business,

and Buyer is duly qualified to do

business and is in good standing as
a foreign corporation

in each jurisdiction

where the character

of its properties

or the nature

of its business
makes such qualification necessary, except for failures to have such power or authority that, individually or
in the

aggregate, will

not prevent

or materially

delay, and

could not

reasonably be

expected to

prevent or
materially delay, the consummation of the Transactions.
5.2 Authorization of Agreement; No Violation; No Consents; No Litigation .
(a)
Buyer has

all necessary

power and

authority to

execute and

deliver this Agreement
and

the Ancillary Agreements

to

which

it

is

a

party

and

the

capacity

and

authority

to

make

and
perform

the

representations,

warranties,

covenants

and

agreements

made

by

Buyer

herein

and
therein.

The execution and delivery of this Agreement and the Ancillary

Agreements by Buyer and
the consummation of the Transactions have been duly authorized by all necessary action on the part
of Buyer, and

no other actions

or other proceedings

are necessary to

authorize this Agreement and
the

other

Ancillary

Agreements

to

which

Buyer

is

a

party

or

for

Buyer

to

consummate

the
Transactions.

This Agreement has been duly executed and delivered by

Buyer and constitutes, and
as of

the Closing,

each

Ancillary

Agreement to

which Buyer

is a

party, will

constitute, when

executed
and delivered by Buyer, in each case assuming the due authorization, execution and delivery by the other parties thereto, the

legal, valid and binding

obligation of Buyer, enforceable

against Buyer in
accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization,

moratorium
and

other

similar

Laws

affecting

creditors’

rights

generally

and

to

general

principles

of

equity
(regardless of whether such enforceability is considered in a proceeding in equity or at Law).
(b)
Neither the

execution or

delivery of

this Agreement or the Ancillary Agreements

to
which Buyer is a party nor the consummation of the Transactions (i) will conflict with or result in a breach or

violation of,

or cause

acceleration, or

constitute (with

or without

due notice

or lapse

of
time or

both) a

default under,

or give

rise to

any right

of termination,

cancellation or

acceleration
under, any

of the

terms, conditions

or provisions

of (A) any

material Contract,

Law or

Order to

which
Buyer is

a party

or to

which Buyer

or its

assets is

subject or

(B) the certificate

of incorporation

or
other

organizational

document

of

Buyer, or

(ii) require

Buyer

to

obtain

the

consent

of

or

provide
notice to any third party (other than a Governmental Authority) not already obtained.
(c) No consent, action, approval or authorization of, or registration, declaration or filing with, any

Governmental Authority is

required to

authorize, or

is otherwise

required in

connection
with, the execution and delivery of this Agreement or any Ancillary

Agreement to which Buyer is a
party

by

Buyer

or

the

performance

by

Buyer

of

the

terms

hereof

or

thereof

or

the

validity

or
enforceability of this

Agreement or such

Ancillary

Agreement, except for

such filings and

approvals,
if any, as may be required under the HSR Act.

(d)
There

are

no

actions,

suits,

investigations

or

other

Proceedings

pending

or,

to

the
Knowledge of

Buyer, threatened

against Buyer

or any

of its

Subsidiaries or

involving any

of their
respective properties

or assets

in any

court or

before any

other Governmental Authority,

or before
any arbitrator except as

could not, individually or in

the aggregate, have or be

reasonably expected
to

have

an

adverse

effect

on

Buyer’s

ability

to

perform

its

obligations

under

this Agreement

or
otherwise prevent,

hinder or

delay the

consummation of

the Transactions.

Buyer is

not subject

to
any outstanding Order that prohibits or otherwise restricts the ability of Buyer to consummate fully
the Transactions.
5.3 Financial Ability
.

Buyer has,

and will

have at

the Closing,

on an

unconditional basis,

the
financial capability

and cash

in immediately

available U.S.

funds sufficient

to fund

the consummation

of
the Transactions,

to satisfy

all other

reasonably anticipated

costs and

expenses of

Buyer arising

in connection
therewith and payable

at the Closing

and to permit

Buyer to perform

in a timely

manner all of

its obligations
under this Agreement to be performed at the Closing.
5.4 Brokerage Agreements
.

Buyer

has

not

entered

(directly

or

indirectly)

into

any

agreement
with any Person, firm or corporation providing

for the payment of any commission, brokerage

or “finder’s
fee” in connection

with the Transactions for

which any Securityholder

or any Affiliate thereof (excluding,
if the Closing occurs, any member of the Company Group) will have any responsibility.
5.5 Investment Intention
.

Buyer is acquiring the Purchased Equity Interests

for its own account,
for investment purposes only and not with a view to any public distribution thereof or with any intention of
selling, distributing or otherwise disposing of

the Purchased Equity Interests in a

manner that would violate
the registration

requirements of

the Securities Act of

1933 (the

“Securities Act”).

Buyer understands

that
the Purchased Equity Interests have

not been registered under the

Securities Act and cannot be sold unless
subsequently registered under the Securities

Act or an exemption

from such registration is available.

Buyer
is able

to bear

the economic

risk of

holding the

Purchased Equity

Interests for

an indefinite

period (including
total loss of

its investment) and

has sufficient knowledge and

experience in financial and

business matters
so as to be capable of evaluating the merits and risk of its investment.
ARTICLE VI
CERTAIN COVENANTS
6.1
Conduct

of

the

Business

Prior

to

the

Closing

Date
.

The

Sellers

agree

that,

except

(w) as
expressly set

forth in

or contemplated,

permitted or

required by

this

Agreement, (x) as

required by

applicable
Law, (y) as set

forth in Schedule
6.1

or (z) as approved

by Buyer in

writing (which Buyer

agrees shall not
be unreasonably

withheld, conditioned

or delayed),

from the

date hereof

through the

Closing Date

or the
termination

of

this Agreement,

each

member

of

the

Company

Group

shall

use

commercially

reasonable
efforts to operate the

Business in all

material respects in the

ordinary course of business

consistent with past
practice

and

use

commercially

reasonable

efforts

to

maintain

intact

their

respective

businesses

and
relationships

and

goodwill

with

employees,

customers,

lenders,

suppliers

and

others

having

material
business relationships with the Company Group in each case, in all material respects.

Without limiting the
generality of the

foregoing, except as

expressly set forth

in or contemplated,

permitted or required

by this
Agreement,

as

Buyer

may

approve

in

writing

(which

Buyer

agrees

shall

not

be

unreasonably

withheld,
conditioned or delayed), or as set forth in Schedule
6.1
, no member of the Company Group or Seller will:
(a)
except

as

expressly

contemplated

by

the

Pre-Closing

Restructuring,

amend

the
Organizational Documents or any

organizational document of any

member of the Company

Group
or any Transferor;

(b)
except

for

the

F Reorganization

and

the

ELT

Contribution,

(i) issue,

authorize

for
issuance, sell,

grant, transfer,

dispose of,

subject to

any Lien

(other than

Permitted Equity

Interest
Encumbrances) any Equity Interests of

any member of the Company

Group or Transferor, including
pursuant

to

any

split,

combination,

subdivision

or

reclassification

of

any

such

Equity

Interest;
(ii) issue, authorize

for issuance,

sell, make

or grant

any option,

warrant, call,

right, commitment,
conversion right, right of first refusal, pledge, hypothecation or agreement of any character relating
to the Equity Interests of any member of the Company Group or Transferor; or (iii) issue, authorize for issuance, grant, transfer, grant, dispose of or sell any securities or obligations convertible into or
redeem,

acquire

or

purchase

any

Equity

Interest

of

any

member

of

the

Company

Group

or
Transferor;
(c)
(i) incur

any

Indebtedness

for

borrowed

money

in

addition

to

any

Indebtedness
outstanding on the date

hereof, except for borrowings

made in the ordinary

course of business under
the

Existing

Credit

Facility,

(ii) assume,

guarantee,

endorse

or

otherwise

become

liable

or
responsible

(whether

directly,

contingently

or

otherwise)

for

the

obligations

of

any

other

Person,
except for the endorsement of

checks for collection in the

ordinary course of business or

(iii) make
any

loans,

advances

or

capital

contributions

to,

or

investments

in,

any

other

Person;

provided,
however, that

clause (iii) shall

not prohibit payments

in connection

with normal relocations,

travel
advances or other advances to employees of the Company Group in the ordinary course of business and not in excess of $5,000 individually or $25,000 in the aggregate;
(d) (i) increase the base cash compensation payable to any officer, director, employee or independent contractor, other than any such increases in the ordinary course of business that do not
on an

annualized basis

exceed 3%

individually or

3% in

the aggregate,

(ii) create, establish,

enter
into, amend

or terminate

any bonus

plan, agreement,

policy or

other employee

benefit plan,

including
any retention or change in control bonus, (iii) materially increase the coverage or benefits available under

or

otherwise

amend

any

Employee

Plan,

(iv) hire

or

terminate

the

employment

of

any
employee

or

services

of

any

independent

contractor

whose

annual

base

compensation

exceeds
$100,000, other than

termination for

“cause,” (v) transfer or

reassign the duties

of a Company

Group
Employee such that he or she

is no longer a Company Group

Employee, (vi) transfer or reassign the
duties of an employee who is not a Company Group Employee such that he or she would become a
Company

Group

Employee

other

than

to

the

extent

such

employee

would

not

have

annual

base
compensation in

excess of

$100,000 and

such transfer

or reassignment

is to

fill a

vacant position,
(vii) grant any severance

or termination pay

to any current

or former officer,

director, employee or
independent contractor, other

than pursuant to

agreements and arrangements

already in place

as of
the

date

of

this Agreement,

(viii) grant

any

equity

or

equity-based

awards,

(ix) loan

or

advance
money (other than advances for

business expenses made in the

ordinary course of business) or

other
property to any current or former officer, director, employee or independent contractor, (x) take any action to

accelerate the

vesting or

payment of

or to

fund any

benefit or

payment to

any current

or
former

officer,

director,

employee

or

independent

contractor

other

than

pursuant

to

existing
agreements or arrangements described

on subsection (d)(x) of

Schedule
6.1,

or (xi) waive, amend

or
terminate the terms of any restrictive covenant obligation of any Company Group Employee;
(e)
(i) except for

sales of

inventory in

the ordinary

course of

business to

the Company
Group’s customers and distributors and non-exclusive licenses in the ordinary course of business to the

Company

Group’s

customers,

contractors,

distributors,

and

suppliers,

sell,

transfer,

mortgage,
license, lease or

otherwise dispose of,

or encumber, or

agree to sell,

transfer, mortgage, license,

lease
or

otherwise

dispose

of

or

encumber,

any

(A) properties,

real,

personal

or

mixed,

tangible

or
intangible,

that

have

a

value

on

the

books

of

the

Company

Group,

either

individually

or

in

the
aggregate,

in

excess

of

$50,000

or

(B) owned

Company

Group

Intellectual

Property

or

(ii) allow
such properties, rights or assets to become subject to any Liens (other than Permitted Liens);

(f)
make

or

commit

to

make

any

capital

expenditure,

capital

addition

or

capital
improvement in an amount exceeding $100,000;
(g)
settle,

cancel,

compromise,

release

or

provide

a

waiver

with

respect

to

any

claim,
action or proceeding (i) if

the amount payable by

the Company Group could

be in excess of

$50,000
individually

or,

with

all

other

settlements

since

the

date

of

this

Agreement,

$150,000

in

the
aggregate, (ii) if

doing so would

require any

payments following

the Closing

or (iii) results

in any
other

liability

or

involving

equitable

remedies

or

an

admission

by

any

member

of

the

Company
Group

of

wrongdoing

or

violation

of

Law

(other

than

the

payment

of

cash

pursuant

to

clause (i)
above);
(h) (i) declare, set aside or pay any distributions with respect to its equity or redeem any equity

for

cash

or

otherwise

(other

than

Tax

distributions

to

the

members

of

a

Company

(or

its
applicable Transferor) in accordance with the applicable Organizational Documents and a final Tax distribution immediately prior

to the

Closing with respect

to estimated

Tax liabilities of

the members
of a

Company through

the Closing)

or (ii) following

the Calculation

Time, use

any Cash

to repay
any Indebtedness or Company Group Expenses;
(i)
acquire any

business (in

any form

of transaction)

or assets

or other

property (other
than

inventory,

goods,

supplies,

raw

materials

and

other

equipment

in

the

ordinary

course

of
business) or lease or sublease any real property;
(j)
recognize any

labor union

or labor

organization as

the representative

of any

of the
employees

of

the

Company

Group,

or

enter

into

any

collective

bargaining

agreement

or

other
contract with a labor union or labor organization;
(k)
other than

in the

ordinary course

of business,

(i) enter into

any contract

that, had

it
been entered into prior to the date

of this Agreement,

would be a Material Contract or (ii) terminate,
cancel, waive

any material

right under

or materially

amend any

Material Contract

or any

contract
that, had it been entered into prior to the date of this Agreement, would be a Material Contract;
(l)
adopt a

plan of

liquidation, dissolution,

merger, consolidation

or other

reorganization,
other than the F Reorganization or ELT Contribution;
(m)
make

any

material

change

with

respect

to

accounting

policies

or

procedures,
including the Accounting Principles, except as required by GAAP or change in Law;
(n)
cancel, terminate

or allow

to lapse

any insurance

policy, unless

within 15 Business
Days of

such cancellation,

termination or

lapse, replacement

coverage with

a substantially

similar
limit is obtained with no gap in coverage;
(o) (i) terminate, fail to renew, abandon, cancel, let lapse or fail to continue to prosecute
or

defend

any Registered

Intellectual

Property

or

(ii) fail

to take

reasonable

steps

to maintain

the
confidentiality

of

all

material

Trade

Secrets

included

in

the

owned

Company

Group

Intellectual
Property;
(p)
(i) make,

change

or

revoke

any

material

Tax

election

(except

as

expressly
contemplated by the Pre-Closing

Restructuring), (ii) change any accounting

period or method with
respect to Taxes (except

as expressly contemplated

by the Pre-Closing Restructuring),

(iii) file any
amended Tax

Return,

(iv) enter into

any

“closing agreement”

as

described in

Section 7121 of

the
Code,

(v) settle

or

compromise

any

proceeding

with

respect

to

any

Tax

claim

or

assessment,
(vi) surrender any right

to claim a material

refund of Taxes, (vii) request

any ruling with

respect to

any Taxes

or (viii) consent

to any

extension or

waiver of

the limitation

period applicable

to any

Taxes
of any Company, in each case, except as required by applicable Law; or
(q) agree to do any of the foregoing.
Notwithstanding anything to the contrary

in this

Agreement, nothing contained in this

Agreement shall give
Buyer,

directly

or

indirectly,

the

right

to

control

or

direct

the

Company

Group’s

operations

prior

to

the
Closing.

Prior to the Closing, the Company Group shall exercise, consistent with the terms and conditions
of this Agreement, complete control and supervision over its business, assets and operations.
6.2 Access by Buyer
.

From the date hereof

until the Closing Date

or the prior termination

of this
Agreement

pursuant

to

Section
10.1,

Buyer,

its Affiliates

and their

respective

employees,

representatives
and agents

will be

given reasonable

access, upon

reasonable notice

and during

normal business

hours, to
the facilities,

properties, management

personnel (including

appropriate access

to outside

accountants and
attorneys),

books

and

records

(including

Tax,

regulatory,

financial,

intellectual

property,

accounting,
commercial, logistical,

R&D and

human resources

records) as

Buyer may

reasonably request

for the

purpose
of conducting an investigation of its financial condition, status, business, properties and assets or otherwise
with

respect

to

the

Transactions

and

for

transition

planning

purposes;

provided,

however,

that

such
investigation will be conducted in a manner that does not unreasonably interfere with normal operations of the Company Group;

provided further that

(i) all requests for

access shall be

directed to such

Person(s) as
the

Sellers’

Representative

may

designate

in

writing

from

time

to

time

(the

“Company

Group

Access
Contact”), (ii) such access shall be conducted under

the supervision of the Company Group

Access Contact
or

other

applicable

personnel

specifically

designated

by

a

Company

Group Access

Contact

in

writing,
(iii) no

Personal

Data

shall

be

disclosed

or

used

other

than

in

compliance

with

applicable

Privacy

Law,
(iv) Buyer shall not

(and shall not

permit any of

its representatives or Affiliates

to), contact any

customer,
supplier, distributor or

other material business

relation of the

Company Group (in

each case that

is known
by Buyer to

have such relationship

with the Company

Group) for the

purpose of discussing,

and shall not
discuss,

the

Company

Group,

the

Business

or

the

Transactions

without

the

prior

written

consent

of

the
Sellers’

Representative,

which

consent

shall

not

be

unreasonably

withheld,

conditioned

or

delayed
(provided,

however,

that

nothing

herein

shall

prevent

Buyer

from

having

conversations

with

any

of

the
foregoing in

the ordinary

course of

business of

Buyer and

its Affiliates unrelated

to the

Company Group,
the Business or

the Transactions) and (v) nothing

herein shall require

any member of the

Company Group
or its

representatives to

furnish to

Buyer or

provide Buyer

with information

that (A) is

subject to

an attorney-
client

privilege

or

an

attorney

work-product

privilege

or

confidentiality

obligations,

(B) outside

legal
counsel for the Company Group reasonably concludes may give rise to antitrust or competition Law issues
or

otherwise

violate

applicable

Laws

or

(C) violate

any

Law

or

Contract

disclosed

on

Schedule
3.13

as
containing confidentiality obligations

that would prohibit

disclosures to Buyer

under these circumstances;
provided

further

that

(x) in

the

case

of

clause (v),

the

Parties

shall

use

their

respective

commercially
reasonable

efforts

to

make

appropriate

substitute

arrangements

to

allows

such

disclosure

under
circumstances

in

which

such

restrictions

apply

and

(y) Buyer

will,

and

will

direct

its

employees,
representatives and agents

to, keep all

information furnished to

Buyer in connection with

the Transactions
confidential in accordance with the terms and conditions of the Confidentiality

Agreement.

Any disclosure
during

Buyer’s

investigation

pursuant

to

this

Section
6.2

shall

not

constitute

additions,

modifications,
qualifications, or

limitations to

the representations

or warranties

of any

member

of the

Company Group,
Transferors or Voting Securityholders,

nor shall any such

disclosure in any

way limit Buyer’s

rights under
this Agreement with respect to any such representations or warranties.

Notwithstanding anything herein to
the

contrary,

prior

to

the

Closing,

Buyer

shall

have

no

right

to

perform

any

invasive

or

subsurface
investigations of the properties or facilities

of any member of the Company

Group without the prior written
consent of the Sellers’ Representative.

6.3 Satisfaction of Closing Conditions; Competition Filings; Required Consents .
(a)
From

the

date

hereof

through

the

Closing

Date

or

the

prior

termination

of

this
Agreement pursuant

to Section
10.1
, each

Party agrees

to use

its reasonable

best efforts

to satisfy
the conditions to the Closing set forth in
Article VII

in an expeditious manner.
(b) Subject to the terms and conditions herein provided, each Party shall make, or cause to be

made, any

filings required

by such

Party under

any applicable

antitrust or

competition Laws
as soon as

practicable after the

date hereof (but,

with respect to

any HSR

Act submission, in

no event
later

than

15 Business

Days

after

the

date

hereof)

and

request

early

termination

of

any

waiting
periods

in

connection

with

such

competition

filings.

Each

Party

shall

be

responsible

for

its
respective filing fees incurred in connection with all filings contemplated by this Section
6.3(b).
(c)
Notwithstanding anything to the

contrary in this Agreement, each Party

shall use its
reasonable best

efforts to

(i) make, after

the filings

contemplated by

Section
6.3(b)

are made,

any
other

submissions

required

or

reasonably

requested

by

any

Governmental Authority

under

such
Laws, (ii) cooperate with one another in preparing and making all such filings and submissions and timely

seeking

all

such

consents,

Permits,

authorizations

or

approvals,

(iii) keep

the

Sellers’
Representative

and

the

Company

Group’s

counsel

informed

in

all

material

respects

and

on

a
reasonably

timely

basis

of

any

substantive

or

material

procedural

communication

relating

to

the
Transactions received by such party from,

or given by such party to,

the FTC, the

Antitrust Division
of

the

Department

of

Justice

or

any

other

Governmental

Authority

or

in

connection

with

any
proceeding relating to the

Transactions pending or threatened

by a private party

(iv) permit Buyer or
the

Sellers’ Representative,

as

applicable,

to

review

any

such

substantive

or

material

procedural
communication

and

incorporate

reasonable

comments

thereto,

(v) use

reasonable

best

efforts

to
consult

with

Buyer

or

the

Sellers’

Representative,

as

applicable,

in

advance

of

any

meeting

or
conference with any Governmental Authority relating to the Transactions or in connection with any proceeding relating

to the

Transactions pending

or threatened

by a

Person other

than a

Governmental
Authority, (vi) give Buyer

or the Sellers’

Representative, as applicable,

the opportunity to

attend and
participate

in

such

meetings

and

conferences

(to

the

extent

permitted

by

such

Governmental
Authority

or

other

Person),

and

(vii) take,

or

cause

to

be

taken,

all

other

actions

necessary

or
advisable

to

consummate

and

make

effective

the

Transactions

on

or

prior

to

the

Outside

Date.

Notwithstanding anything to the contrary

in this Agreement, in no event will Buyer be

obligated to
propose or agree

to accept any

undertaking or condition,

to enter into

any consent decree,

to make
any divestiture, to accept

any operational restriction or take

any other action that, in

the reasonable
judgment of Buyer, could

be expected to limit

the right of Buyer

to own or operate

all or any portion
of its respective businesses or assets.

Neither the Sellers nor any of their respective Affiliates shall, without

Buyer’s

written

consent,

in

Buyer’s

sole

discretion,

discuss

or

commit

to

any

divestiture
transaction, or

discuss or

commit to

alter their

businesses or

commercial practices

in any

way, or
otherwise take or commit to take

any action that limits Buyer’s freedom

of action with respect to,

or
Buyer’s

ability to

retain any

of the

businesses, product

lines or

assets of,

the

Company Group

or
otherwise receive

the full

benefits of

this Agreement.

Neither Buyer,

on the

one hand,

nor Sellers
nor

the

Company

Group,

on

the

other

hand,

shall

litigate

with

any

Governmental Authorities

to
oppose

any

enforcement action

or

remove any

court

or

regulatory

Orders

impeding

the ability

to
consummate the Transactions without

the written consent of

the other (to be

the written consent of
the Sellers’ Representative in the case of Sellers and the Company Group); provided, however,

that
Buyer shall

direct the

defense of

the Transactions

in any

investigation, litigation,

enforcement action,
court or

regulatory Order,

or negotiations

with any

Governmental Authority; provided

further that
Buyer shall reasonably consult with the Sellers and in good faith consider their views regarding the strategy and process relating to the defense.

(d)
No

Party

shall

consent

to

any

voluntary

delay

of

the

consummation

of

the
Transactions hereby

at the

behest of

any Governmental Authority

without the

consent of

Buyer or
the

Sellers’

Representative,

as

applicable,

which

consent

shall

not

be

unreasonably

withheld,
conditioned or delayed.
(e)
Buyer

shall

not,

and

shall

cause

its Affiliates

not,

acquire

or

agree

to

acquire,

by
merging with or into

or consolidating with, or by

purchasing a portion of

the assets of or

equity in,
any

business

or

corporation,

partnership,

association

or

other

business

organization

or

division
thereof, in each case, if the entering into of a

definitive agreement relating to, or the consummation
of

such

acquisition,

merger

or

consolidation

could

reasonably

be

expected

to

materially

delay

or
prevent the consummation of the Transactions.
6.4
Further

Actions
.

In

addition

to

the

governmental

filing

and

submission

requirements
addressed by

Section
6.3(c)
, each

of the

Parties will

cooperate and

use reasonable

best efforts

to take,

or
cause

to

be

taken,

all

appropriate

actions

and

to

make,

or

cause

to

be

made,

all

filings

and

submissions
necessary or advisable

under all other

applicable Laws, to

consummate and make

effective the

Transactions.

Without

limiting

the

generality

of

the

foregoing,

(i) the

Parties

will

use

reasonable

best

efforts,

as
applicable, to obtain all licenses, Permits,

consents, approvals, authorizations, qualifications and

Orders of
Governmental Authorities and to the extent required by Law to be obtained prior to the Closing in order to
consummate

the

Transactions,

to

obtain

them

prior

to

the

Closing

and

(ii) the

Sellers

and

the

Company
Group will use reasonable

best efforts to obtain

all consents approvals, authorizations

of parties to contracts
with

the

Company

Group,

in

each

case,

as

are

necessary

in

connection

with

the

consummation

of

the
Transactions and to fulfill the conditions to the Transactions.
6.5 D&O Indemnification; D&O Insurance .
(a)
For a period

of six years

after the Closing,

Buyer agrees that

all rights provided

in the
Organizational Documents or in any Contract to which

a member of the Company Group is a

party
with

respect

to

exculpation,

indemnification

and

advancement

of

expenses

for

acts

or

omissions
occurring

at

or

prior

to

the

Closing,

whether

asserted

or

claimed

prior

to,

at

or

after

the

Closing
(including in respect of any

matters arising in connection with

this Agreement and

the Transactions)
in favor

of each

individual who

at the

Closing is,

or at

any time

prior to

the Closing

was, (i) a

director,
manager or officer

of any member

of the

Company Group or

(ii) serving as a

director, manager

or
officer

of

any

other

Person

at

the

request

of

any

member

of

the

Company

Group

(each

Person
referred

to

in

clause (i)

or

(ii),

a

“D&O

Indemnified

Party”)

shall

survive

the

Closing

and

shall
continue in

full force

and effect.

For a

period of

six years

after the

Closing, Buyer

shall not,

and
shall not

permit any member

of the Company

Group to,

amend, repeal or

modify any provision

in
the

Organizational

Documents

relating

to

the

exculpation,

indemnification

or

advancement

of
expenses of

any D&O

Indemnified Party

with respect

to acts

or omissions

occurring at

or prior

to
the Closing, whether asserted or claimed prior to,

at or after the Closing (including in

respect of any
matters

arising

in

connection

with

this

Agreement

and

the

Transactions),

and

all

such

D&O
Indemnified

Parties

shall

continue

to

be

entitled

to

such

exculpation,

indemnification

and
advancement

of

expenses

to

the

fullest

extent

permitted

by

applicable

Law

and

that

no

change,
modification or

amendment of

such documents

or arrangements

may be

made that

will adversely
affect

any

such

D&O

Indemnified

Parties’ right

thereto

without

the

prior

written

consent

of

that
D&O Indemnified Party.
(b)
In addition

to the

other rights

provided for

in this

Section
6.5

and not

in limitation
thereof,

from

and

after

the

Closing,

Buyer

shall

cause

the

Company

Group

(each,

a

“D&O
Indemnifying Party”)

to, to

the fullest

extent permitted

by applicable

Law, (i) indemnify

and hold
harmless the D&O Indemnified Parties against

all D&O Expenses (as defined below)

and all losses,

claims,

damages,

judgments,

fines,

penalties,

liabilities

and

amounts

paid

in

settlement

(“D&O
Losses”)

in

respect

of

any

threatened,

pending

or

completed

investigation,

claim,

action,

inquiry,
suit, judgment

or other

Proceeding, whether

criminal, civil,

administrative or

investigative, based
on, arising

out of,

relating to

or in

connection with

the fact

that such

Person is

or was

a director

,
officer

or

manager

of

any

member

of

the

Company

Group

arising

out

of

or

relating

to

acts

or
omissions occurring

or existing

(or alleged

to have

occurred or

existed) at

or prior

to the

Closing
(including in respect

of acts or

omissions in connection

with this Agreement and the Transactions)
(a “D&O Indemnifiable Claim”) and (ii) advance, interest-free, to such

D&O Indemnified Party all
D&O

Expenses

incurred

in

connection

with

any

D&O

Indemnifiable

Claim

(including

in
circumstances where

the D&O

Indemnifying Party

is otherwise

entitled to

assume the

defense of
such claim and has assumed

such defense) reasonably promptly after

receipt of statements therefor
(subject

to

reimbursement

if

the

D&O

Indemnified

Party

is

subsequently

determined

by

a

non-
appealable judgment not

to be entitled

to indemnification under

this Section
6.5)
.

Advance payment
of D&O

Expenses in

connection with

any D&O

Indemnifiable Claims

shall continue

until such

D&O
Indemnifiable Claim is disposed

of or all judgments,

orders, decrees or other

rulings in connection
with

such

D&O

Indemnifiable

Claim

become

final

and

nonappealable

and

are

fully

and

finally
satisfied.

None of Buyer or

any member of the

Company Group shall settle,

compromise or consent
to the entry of judgment in any action or investigation or

threatened action or investigation, in each
case, in any manner

that would impose upon

the D&O Indemnified Party

any penalty or limitation
without the prior written consent of such D&O

Indemnified Party (not to be unreasonably withheld,
conditioned

or

delayed).

For

the

purposes

of

this

Section
6.5
,

“D&O

Expenses”

shall

include
reasonable and

documented attorneys’ fees,

expert fees,

arbitrator and

mediator fees

and all

other
out-of-pocket

costs,

charges

and

expenses

reasonably

paid

or

incurred

in

connection

with
investigating, defending, being a witness

in or otherwise participating in

(including on appeal or in
response to a

non-party subpoena), or

preparing to defend,

to be a

witness in or

otherwise participate
in, any D&O Indemnifiable Claim.
(c)
On or

prior to

the Closing

Date, Buyer

will (or

will cause

the Company

Group to)
purchase (the costs,

fees and expenses

of which shall

be borne equally

by Buyer, on

the one hand,
and the

Sellers, on

the other

hand), and

for the

six-year period

commencing on

the Closing

Date,
Buyer shall maintain in

effect directors’ and officers’ liability insurance covering acts or omissions occurring at

or prior

to the

Closing Date

with respect

to those

Persons who

are currently

(and any
directors

or

officers

of

any

member

of

the

Company

Group

who

prior

to

the

Closing

become)
covered

by

the

existing

director

and

officer

insurance

of

the

Company

Group,

in

an

amount

and
scope,

as

well

as

terms,

conditions

and

retentions,

at

least

as

favorable

as

the

Company

Group’s
existing

directors’

and

officers’

liability

insurance

policies

(the

“D&O

Tail

Policy”);

provided,
however, that in no event will

Buyer or the Company Group be

required to expend for such six-year
period an amount in

excess of 125% of

the annual premium currently

paid by the Company

Group
for such insurance

policy (the “Maximum

Premium”).

Buyer will maintain

such D&O Tail Policy
in full force

and effect, and

continue to honor

the obligations thereunder.

If such insurance

coverage
cannot be obtained at

all, or can be

obtained only at a

premium in excess of

the Maximum Premium,
Buyer

will

cause

to

be

maintained

the

most

advantageous

tail

policies

of

directors’ and

officers’
insurance obtainable for a premium equal to the Maximum Premium.
(d) The provisions of this Section
6.5

(i) will survive the Closing Date,

(ii) are intended
to be for the

benefit of, and will

be enforceable by, each

D&O Indemnified Party and

his or her heirs
and

representatives,

each

of

whom

is

an

intended

third-party

beneficiary

of

this

Section
6.5
,

and
(iii) are in

addition to,

and not

in substitution

for, any

other rights,

including rights

to indemnification
or contribution that any such Person may have

be Contract or otherwise.

Buyer will pay or cause to
be

paid

(as

incurred)

all

reasonable

and

documented

expenses,

including

reasonable

fees

and
expenses of counsel, that a D&O Indemnified Party may incur in enforcing the indemnity and other obligations provided for

in this Section
6.5

(subject to reimbursement

if the D&O

Indemnified Party
is

subsequently

determined

not

to

be

entitled

to

indemnification

under

this

Section
6.5)
.

Notwithstanding

anything herein

to the

contrary, the

rights and

benefits of

the D&O

Indemnified
Parties under

this Section
6.5

shall not

be terminated

or modified

in any

manner adverse

to any

D&O
Indemnified Party without the prior written consent of such D&O Indemnified Party.
(e)
If (i) Buyer, any

member of the

Company Group or

any of their

respective successors
or

assigns

(A) consolidates

with

or

merges

into

any

other

Person

and

is

not

the

continuing

or
surviving

corporation

or

entity

of

such

consolidation

or

merger

or

(B) transfers

or

conveys

all

or
substantially all

of its

properties and

assets to

any Person

(including by

liquidation, dissolution

or
assignment for the benefit of creditors or similar action), then,

and in each such case and (ii) neither
Buyer

or

a

member

of

the

Company

Group

to

be

controlled

by

Buyer

after

such

transaction

has
assumed

the

obligations

set

forth

in

this

Section
6.5
,

then

Buyer

shall,

or

shall

cause,

proper
provision to be

made so that

the successors and

assigns of the

Company Group member

subject to
such transaction will assume the obligations set forth in this Section
6.5.
(f)
Each of

the Company

Group shall

be a

full indemnitor

of first

resort, shall

be required
to advance the full amount of

all D&O Expenses incurred by

a D&O Indemnified Party and shall

be
liable for the full amount of all D&O

Losses to the extent legally permitted and as

required, without
regard to any rights a D&O Indemnified Party may have against any direct or indirect holder of the
Company

Group

or

any

of

its

respective Affiliates

(collectively,

the

“Other

Indemnitors”)

or

any
insurer providing insurance coverage

under an insurance policy

issued to any Seller

or any of their
respective Affiliates.

Each of Buyer and the

Company Group further agrees that

no advancement or
payment

by

any

Other

Indemnitor

with

respect

to

any

D&O

Indemnifiable

Claim

or

any

D&O
Expenses shall

alter or

limit the

obligations of

the Company

Group hereunder

and that

any Other
Indemnitor shall have

a right of

contribution and be

subrogated to the

extent of such

advancement
or

payment

to

all

of

the

rights

of

recovery

of

the

D&O

Indemnified

Party

against

the

Company
Group

with

respect

thereto,

and

the

Company

Group

hereby

irrevocably

waive,

relinquish

and
release the Other Indemnitors for indemnification, contribution or subrogation in respect thereof.
6.6 Employee Matters .
(a)
Continuation

of

Employment
.

The

Parties

intend

that

there

shall

be

continuity

of
employment with respect to

the Company Group Employees

as set forth below.

Prior to the Closing
Date, the Sellers shall transfer

(or cause to be transferred)

the employment of any Company

Group
Employee who is not employed by a

member of the Company Group as of

the date hereof (i.e., the
Company Group

Employees listed

on Schedule
1.1-
1) to

a member

of the

Company Group.

Each
Company Group Employee

who is actively

employed by the

Company Group as

of the Closing

shall
be known as a “Continuing

Employee.”

Following the date hereof,

Sellers shall provide Buyer

with
an updated version

of the Company Group

Employee List (i) upon

Buyer’s reasonable request

and
(ii) to the extent not already updated, no less than 15 days prior to the Closing.
(b)
Inactive

Company

Group

Employees
.

Notwithstanding

the

provisions

of
Section
6.6(a)
, and to the

extent allowable under applicable Law,

the employment of each Company
Group Employee

who is

not actively

at work

and is

on a

leave of

absence as

of the

Closing Date
(each, an

“Inactive Company Group

Employee”) shall,

prior to the

Closing Date, be

transferred to
an Affiliate

of

the

Company

Group

(other

than

a

member

of

the

Company

Group).

An

Inactive
Company

Group

Employee

shall

become

a

Continuing

Employee

only

upon

his

or

her

return

to
active employment with Buyer or

its Affiliates,

but only if such

Inactive Company Group Employee
returns to active

employment within six

months following the

Closing Date (or

such longer period

as required by

applicable Law).

The Sellers agree

to promptly notify

Buyer upon receiving

notice
of an Inactive Company Group Employee’s pending return to work.
(c)
Terms

of

Employment
.

During

the

period

from

the

Closing

Date

until
December 31, 2025, Buyer will,

or will cause its

Subsidiaries (including the

Company Group after
the

Closing)

to,

provide

to

each

Continuing

Employee

(except

as

otherwise

agreed

to

in

an
employment agreement

with an

individual listed

in Schedule A)

(i) a base

salary or

wage rate,

as
applicable, and target annual

cash incentive opportunities (determined

as a percentage

of base salary
or wage

rate), if

any, that

are at

least as

favorable on

an aggregate

basis to

such Continuing

Employee
as

those

provided

to

such

Continuing

Employee

immediately

prior

to

the

Closing

(provided,
however, that

the performance

metrics and

structure of

such annual

cash incentive

opportunities shall
be comparable

to Buyer’s

annual cash

incentive plan),

and (ii) other

compensation and

employee
benefits

(excluding

defined

benefit

pension,

nonqualified

deferred

compensation,

phantom

share,
equity

or

equity-based

or

other

long-term

incentive

compensation,

retention,

change

in

control,
transaction bonus

and retiree

or post-employment

welfare or

similar plans

and arrangements)

that
are

substantially

comparable

in

the

aggregate

to

those

provided

to

such

Continuing

Employee
immediately prior to the Closing.
(d)
Closing

Year Bonuses
.

On the

Closing

Date,

the Sellers

shall,

or

shall cause

their
applicable Affiliates

(which,

for

the

avoidance

of

doubt,

includes

any

member

of

the

Company
Group), to

make pro-rated

payments under

each annual

cash bonus

plan maintained

by the

Sellers
or their Affiliates

(including the

Company Group)

to eligible

Continuing Employees

in respect

of
the

performance

period

in

effect

as

of

the

Closing

Date,

with

such

pro-ration

determined

by
multiplying the actual annual cash bonus earned as of the Closing Date by a fraction, the numerator of which is

the number

of days in

such performance period

that elapsed prior

to the Closing

Date,
and the

denominator

of which

is 365.

Effective

as of

the Closing

Date, Buyer

shall maintain,

or
shall

cause

its

Subsidiaries

(including

the

Company

Group

after

the

Closing)

to

maintain

one

or
more annual cash

bonus plans in

which Continuing Employees

who participated in

an annual cash
bonus

plan

of

a

member

of

the

Company

Group

immediately

prior

to

the

Closing

Date

shall

be
eligible to participate.
(e) Certain Welfare Plan Matters
.

From and after the

Closing Date, Buyer shall,

or shall
cause its applicable Affiliate to, grant

each Continuing Employee with credit for all service with the
Company Group earned prior to the Closing Date, to the same extent as such Continuing Employee was or would

have been entitled

to such service

under applicable Employee

Plans before the

Closing
Date,

(i) for

eligibility

and

vesting

purposes

and

(ii) for

purposes

of

vacation

and

paid

time

off
accrual

and

severance

benefit

determinations

under

each

employee

benefit

plan

or

arrangement
maintained by Buyer or its Affiliates (including vacation, paid time off and severance plans)

that is
made available to

such Continuing Employee

after the Closing

(each, a “Buyer

Plan”) (but not

for
defined benefit pension plan accruals or where such

service would result in duplication of benefits).

Without limiting the

foregoing, Buyer shall,

and shall cause

its Subsidiaries (including

the Company
Group after the Closing) to, provide, honor

and recognize all accrued but unused vacation

as of the
Closing Date.

Buyer shall,

or shall

cause its

applicable Affiliate to,

use commercially

reasonable
efforts

to

(x) waive,

or

cause

to

be

waived,

any

pre-existing

condition

limitation,

exclusions,
actively-at work

requirements, waiting

periods and

any similar

limitations under

Buyer Plans

that
would

prevent

immediate

or

full

participation

under

any

welfare

benefit

plan

providing

medical,
dental,

hospital,

pharmaceutical

or

vision

benefits,

except

to

the

extent

that

such

pre-existing
condition limitation,

exclusions, actively-at

work requirements

and waiting

periods would

have been
applicable under the comparable benefit plan immediately prior to the Closing and (y) recognize, or
cause to

be recognized,

the dollar

amount of

all deductible

or co-insurance

expenses paid

by each
Continuing

Employee

(and

his

or

her

eligible

dependents)

under

an

Employee

Plan

prior

to

the

Closing Date in the same

plan year in which the

Closing Date occurs for purposes

of satisfying such
year’s deductible and

co-payment limitations under

any applicable, comparable

Buyer Plan in

which
the Continuing Employees participate from and after the Closing, as if such amounts had been paid
in accordance with such Buyer Plan.
(f)
Employee Plans Other than

Company Group Plans; Sponsorship

of Company Group
Plans
.

Buyer and its Affiliates shall not

assume any obligations or

liabilities under or with

respect
to,

or

receive

any

right

or

interest

in

any

trusts

relating

to,

any

assets

of

or

any

insurance,
administration

or

other

contracts

pertaining

to,

any

of

the

Employee

Plans

that

are

not

Company
Group Plans.

Unless Buyer instructs the Sellers otherwise

prior to the Closing, the

Sellers shall, at
least five Business Days prior to the

Closing, transfer (or cause to be transferred)

the sponsorship of
any Company Group

Plan that is

not sponsored by

a member of

the Company Group

to a member
of

the

Company

Group

and

take

action

as

may

be

necessary

to

exclude

any

entity

that

is

not

a
member

of

the

Company

Group

from

participating

in

such

Company

Group

Plans

(including
amending any such Company Group Plan to reflect the transfer of sponsorship, and to exclude such entities contingent on, and as of the Closing Date).

The Company Group shall provide to Buyer for
its

reasonable

review

and

approval

copies

of

all

documents

effectuating

such

transfer

and
amendments.

Buyer or its Affiliates shall assume, or cause the applicable member of the Company
Group to continue, sponsorship of and all obligations with respect to, the Company Group Plans.
(g)
No

Third-Party

Beneficiaries
.

Nothing

in

this

Agreement

shall

be

construed

to
prevent Buyer or any of its Affiliates

from (i) terminating or modifying the terms of employment of any Continuing Employee following the Closing

Date or (ii) terminating or modifying to

any extent
any Company

Group Plan.

Nothing in

this Agreement will

be construed

as an

amendment to

any
Employee Plan or any

other compensation or benefit plans

maintained for or provided to

directors,
officers

or

employees

of

Buyer,

its

Affiliates

or

the

Company

Group

prior

to

or

following

the
Closing.

The

Sellers

and

Buyer

acknowledge

and

agree

that

all

provisions

contained

in

this
Section
6.6

are included for the sole benefit of the Sellers, Buyer

and their respective

Affiliates, and
that nothing in this Section
6.6
, whether express or implied, shall create any third-party

beneficiary
or

other

rights

in

any

other

Person,

including

any

Continuing

Employee

or

any

other

current

or
former

employee

or

participant

(or

any

spouse,

dependent

or

other

beneficiary

thereof),

of

the
Sellers,

Buyer

or

their

respective Affiliates,

including

with

respect

to

continued

employment,

the
terms

and

conditions

of

employment,

or

to

any

benefit

or

compensation

plan,

program,

policy,
agreement or arrangement.
6.7 Tax Matters .
(a) Tax Certificates
.

At or prior to

the Closing, the Sellers’ Representative shall deliver
or cause to be delivered to Buyer an executed IRS Form W-9 from each Transferor.
(b) Pre-Closing Tax Returns .
(i) The Sellers’ Representative shall have exclusive control over the preparation and filing

of any

Tax

Return of

any Seller

or Transferor

,

including IRS

Form 1120-S

and
IRS

Form 1065

and

any

similar

state,

local

or

foreign

income

Tax

Returns

filed

by

Echo
Lake Foods Transferor (as

a successor to Echo Lake Foods), Echo

Lake Properties or Elkin
Properties (such Tax Returns, the “Seller Returns”).
(ii)
The

Sellers’

Representative

will

prepare

and

timely

file

any

income

Tax
Return of any

member of the

Company Group for

any Pre-Closing Tax Period

that ends on
or prior to

the Closing Date

that is required to

be filed after

the Closing Date

and that reflects
items that flow through to (or are otherwise reportable by) any Seller or the Securityholders

(such Tax Return, a

“Passthrough Return”).

Each Passthrough Return

shall be prepared

on
a

basis

consistent

with

past

practice

except

to

the extent

otherwise

required

by

applicable
Law.

At least 20 days prior to the due

date (including extensions) for filing any

Passthrough
Return, the Sellers’

Representative shall deliver a copy

of such Passthrough Return, together
with all supporting

documentation and work papers,

to Buyer for

its review and

reasonable
comment,

and

the

Sellers’

Representative

shall

consider

in

good

faith

all

reasonable
comments received from Buyer at least five days prior to the due date

(after giving effect to
any valid extensions thereof) of such Passthrough Return and shall provide an as-filed copy
of such Passthrough Return to Buyer upon filing.
(iii)
Buyer shall prepare

and file, or

cause to be

prepared and filed,

all Tax Returns
required to

be filed

by any

member of

the Company

Group for

any Straddle

Period that

is
required

to

be

filed

after

the

Closing

Date

and

that

is

not

a

Passthrough

Return

(each,

a
“Buyer

Prepared

Return”).

To

the

extent

such

Buyer

Prepared

Return

(A) reflects

an
Indemnified Tax,

(B) reflects

a Tax

included

as

a

liability

in

the

determination

of

the Tax
Liability

Amount,

Working

Capital,

Company

Group

Expenses

or

Indebtedness,

or
(C) reflects

a

Tax

Refund

Sellers

are

entitled

to

pursuant

to

Section
6.7(h)
,

each

Buyer
Prepared

Return

shall

be

prepared

on

a

basis

consistent

with

past

practice

to

the

extent
permitted by applicable

Law under a

“more likely than

not” (or higher)

level of authority.

At
least

30 days

prior

to

the

due

date

(including

extensions)

for

filing

any

Buyer

Prepared
Return (other than

Buyer Prepared Returns

relating to payroll

Tax, social security

or property
Tax

or

similar

Taxes,

in

each

case

a

copy

of

which

shall

be

provided

to

the

Sellers’
Representative

by

Buyer

upon

the

Sellers’ Representative’s

written

request),

Buyer

shall
deliver a

copy of

such Buyer

Prepared Return,

together with

all supporting

documentation
and work

papers, to

the Sellers’ Representative

for its

review and

reasonable comment.

If
the

Sellers’ Representative

objects

to

any

item

on

any

such

Buyer

Prepared

Return,

the
Sellers’ Representative

shall,

within

15 days

after

receipt

of

such

Buyer

Prepared

Return,
notify

Buyer

in

writing

of

the

Sellers’

Representative’s

objection,

which

the

Sellers’
Representative

and

Buyer

shall

cooperate

in

good

faith

to

resolve.

If

the

Sellers’
Representative and Buyer are unable to resolve such objection within five days after receipt by

Buyer

of

notice

thereof,

then

the

Sellers’

Representative

and

Buyer

shall

submit

the
objection

to

the

Independent Accountant

for

resolution

using

the

procedures

outlined

in
Section
2.4(d)
, applied mutatis mutandis
.

If the Independent

Accountant is unable

to resolve
any such objection

before the due

date (with extensions)

for the applicable

Buyer Prepared
Return, the

applicable Buyer

Prepared Return

shall be

filed as

prepared by

Buyer and

then
amended to

reflect the

Independent Accountant’s resolution.

Buyer will

cause each

Buyer
Prepared Return to be timely filed and will provide a copy to the Sellers’ Representative.
(iv)
In

any

case

under

this

Agreement

involving

a

Straddle

Period,

(i) real,
personal

and intangible

property Taxes

(“Property Taxes”)

for

the

Pre-Closing Tax

Period
shall be equal to the amount of such Property

Taxes for the entire Straddle Period multiplied
by a fraction,

the numerator of

which is the

number of days

during the Straddle

Period that
are in the Pre-Closing Tax Period and

the denominator of which is the number of days

in the
Straddle

Period

(provided,

however,

that

for

the

purposes

of

apportioning

such

Straddle
Period Property Taxes, the effective date of any adjustment to the rate,

taxability, exemption
or

other

change

upon

which

such

Property

Taxes

are

computed

shall

be

respected),

and
(ii) Taxes (other than Property Taxes)

for the Pre-Closing Tax Period

shall be computed as if
such Tax period

ended as

of the

close of business

on the

Closing Date;

provided, however,
that, for

the avoidance

of doubt,

all permitted

allowances, credits,

exemptions and

deductions
that are

normally computed

on the

basis of

an entire

year period

(such as

depreciation and
amortization deductions) shall

accrue on a

daily basis and

shall be allocated

between the pre-

Closing portion of the Straddle Period

and the post-Closing portion of the Straddle

Period in
proportion to the number of days in each such period.
(v)
Except to the extent attributable, in whole or in part, to

the use of any item of
loss,

deduction,

creditor

or

other

similar

item

arising

in

a

Tax

period

beginning

after

the
Closing

Date,

without

duplication

of

any

Tax

Refunds

payable

to

the

Sellers

under
Section
6.7(h)
, Buyer

shall pay

to the

Sellers an

amount of

cash equal

to the

amount by

which
(A) the Closing

Tax

Liability Amount

exceeds (B) the

Tax

Liability Amount

actually paid
(determined as of the date on which the final Tax

Return for Income Taxes

of the Company
Group for the Pre-Closing Tax

Period is filed) within 30 days after the

filing of the last Tax
Return for Income Taxes of the Company Group for the Pre-Closing Tax

Period.
(c)
Cooperation on Tax

Matters
.

Buyer and the

Sellers will cooperate

fully, as and

to the
extent reasonably requested

by any other

Party, in connection

with the filing

of Tax

Returns pursuant
to

this

Section
6.7

and

any

audit,

litigation

or

other

Proceeding

with

respect

to

Taxes.

Such
cooperation shall include the retention and (upon any other Party’s request) the provision of records
and information

that are

reasonably relevant

to any

such audit,

litigation or

other Proceeding,

making
employees

available

on

a

mutually

convenient

basis

to

provide

additional

information

and
explanation of any material provided hereunder and signing any Tax Return prepared in accordance with this

Section
6.7.

Buyer agrees

(i) to retain

all books

and records

with respect

to Tax

matters
pertinent to the Company Group relating to any Tax period beginning before the Closing Date until the expiration

of the

statute of

limitations (including

any extensions

thereof) of

the Tax periods

to
which

such

books

and

records

relate

(or

such

longer

period

as

may

be

necessary

to

resolve

any
disputes

hereunder),

and

to

abide

by

all

record

retention

agreements

entered

into

with

any

Tax
authority and (ii) to

give the Sellers’ Representative reasonable

written notice prior

to transferring,
destroying or discarding any such books and records and, if

the Sellers’ Representative so requests,
the

Company

Group

or

Buyer,

as

the

case

may

be,

will

allow

the

Sellers’ Representative

to

take
possession of such books and records.
(d) Tax Contests
.

From and after the

Closing Date, Buyer shall

give prompt notice to

the
Sellers’ Representative if any Governmental Authority provides notice of an intent to audit, review
or

conduct

any

other

proceeding

with

respect

to

the Taxes

or Tax

Returns

of

any

member

of

the
Company

Group

for

any

Pre-Closing

Tax

Period.

The

Sellers’ Representative,

at

the

cost

and
expense

of

the

Sellers,

shall

have

the

right

to

control

any

audit,

examination,

claim

or

other
proceeding

by

any

Governmental

Authority

with

respect

to

any

Taxes

or

Tax

Returns

of

the
Company

Group

(a

“Tax

Claim”)

for

any Tax

period

ending

on

or

prior

to

the

Closing

Date

that
would

or

could

reasonably

be

expected

to

(i) result

in

an

Indemnified

Tax,

(ii) increase

any

Tax
liability of any

Seller, Securityholder or

any of their Affiliates,

(iii) increase any Tax

reflected as a
liability

in

the

determination

of

the

Tax

Liability

Amount,

Working

Capital,

Company

Group
Expenses

or

Indebtedness,

or

(iv) reduce

a

Tax

Refund

Sellers

are

entitled

to

pursuant

to
Section
6.7(h)

(a

“Seller

Tax

Claim”).

With

respect

to

any

Seller

Tax

Claim,

(i) the

Sellers’
Representative shall

provide Buyer with

a timely and

reasonably detailed account

of each stage

of
such Seller Tax

Claim, (ii) the Sellers’ Representative shall

consult with Buyer

and offer Buyer

an
opportunity to

comment before

taking any

significant action

or submitting

any written

materials with
respect to such Seller

Tax Claim, (iii) the Sellers’

Representative shall defend such Seller

Tax Claim
diligently and in good faith as

if it were the only party in

interest, (iv) Buyer shall be entitled, at

its
own expense, to participate and attend any

meetings or conferences with the relevant

Governmental
Authority with

respect to

such Seller Tax

Claim and

(v) the Sellers’ Representative shall

not settle
or compromise

any material

issue with

respect to

such Seller

Tax Claim

without the

prior written
consent of Buyer, which

consent shall not be

unreasonably withheld, conditioned or

delayed.

Buyer
shall control any Tax

Claim for any

Pre-Closing Tax Period (including

any Straddle Period)

that is

not a Seller

Tax Claim (a

“Buyer Tax

Claim”).

With respect to

any Buyer

Tax Claim, (1) Buyer

shall
provide the

Sellers’ Representative with a

timely and

reasonably detailed

account of

each stage

of
such Buyer Tax

Claim, (2) Buyer shall consult

with the Sellers’

Representative and offer the

Sellers’
Representative an

opportunity

to comment

before taking

any significant

action

or submitting

any
written

materials

with

respect

to

such

Buyer

Tax

Claim,

(3) Buyer

shall

defend

such

Buyer

Tax
Claim

diligently

and

in

good

faith

as

if

it

were

the

only

party

in

interest,

(4) the

Sellers’
Representative shall

be entitled,

at the

Sellers’ expense, to

participate and

attend any

meetings or
conferences with

the relevant

Governmental Authority with

respect to

such Buyer

Tax Claim

and
(5) Buyer shall

not settle

or compromise

any material

issue with

respect to

such Buyer Tax

Claim
that would

or could

reasonably be

expected to

(A) result

in an

Indemnified Tax,

(B) increase any
Tax liability of any Seller,

Securityholder or any of their

Affiliates, (C) increase any Tax

reflected as
a

liability

in

the

determination

of

the

Tax

Liability Amount,

Working

Capital,

Company

Group
Expenses

or

Indebtedness,

or

(D) reduce

a

Tax

Refund

Sellers

are

entitled

to

pursuant

to
Section
6.7(h)
, in each

case without the

prior written consent

of the Sellers’ Representative, which
consent shall

not be

unreasonably withheld,

conditioned or

delayed.

Notwithstanding anything

to
the

contrary

contained

in

this

Agreement,

the

procedures

for

all

Tax

Claims

shall

be

governed
exclusively by this Section
6.7(d)

(and not
Article IX)
.
(e) Transfer Taxes
.

All transfer,

documentary, sales,

use, stamp,

registration and

other
such Taxes (“Transfer Taxes”) incurred by a member of the Company Group in connection with the
Equity Purchase (but excluding any Taxes based

on net income) shall be borne and paid 50%

by the
Sellers, on one hand,

and 50% by Buyer,

on the other hand,

when due.

Buyer and the Sellers

will,
at their joint

expense, file all

necessary Tax

Returns and other

documentation with respect

to all such
Transfer Taxes, and, if required

by applicable Law, Buyer and

the Sellers will join in

the execution
of any

such Tax

Returns and

other documentation.

The costs

associated with

filing these

Tax Returns
and documentation will be borne

and paid 50% by the

Sellers, on one hand, and

50% by Buyer, on
the other hand.
(f)
Allocation of

Purchase Price
.

The Final

Adjusted Equity

Price paid

in connection
with the Equity Purchase (along with any other items that are treated as additional consideration for
U.S.

federal

and

applicable

state

and

local

Income Tax

purposes

(including,

for

the

avoidance

of
doubt, any liabilities

that, for

U.S. federal and

applicable state and

local Income Tax

purposes, are
treated

as

assumed

by

Buyer))

shall

be

allocated

among

the

assets

of

the

Company

Group

in
accordance with

Section 1060 of

the Code,

the Treasury

Regulations promulgated

thereunder, and
the

methodologies

set

forth

in

Schedule B-2

attached

hereto

(the

“Allocation

Methodology”).

Within 60 days after the

final determination of the

Closing Statement pursuant to

Section
2.4
, Buyer
shall

prepare

and

provide,

or

cause

to

be

provided,

to

the

Sellers’ Representative

an

initial

draft
allocation

prepared

in

accordance

with

the Allocation

Methodology

(the

“Proposed Allocation”).

Within 30 days after its receipt of such Proposed Allocation, the Sellers’

Representative will review
and comment on the allocation, and, absent objection, will sign and return an executed copy thereof
to Buyer, which allocation will be final.

If the Sellers’ Representative requests any revisions to the allocation, Buyer

and the

Sellers’ Representative will

discuss such

revisions in

good faith,

and, if
Buyer and the Sellers’

Representative are unable to finalize the allocation

following such good faith
discussions,

the

allocation

will

be

as

finally

determined

by

the

Independent Accountant,

or

if

the
Independent Accountant

is

not

willing

to

be

retained

for

such purpose

or

is

determined

not

to

be
independent

of

either

the

Sellers’

Representative

or

Buyer,

a

reputable,

nationally

recognized
independent accounting

firm

that is

mutually

agreed

on

by Buyer

and

the Sellers’

Representative
(with

such

Parties

sharing

the

costs

of

such

equally);

provided,

however,

that

in

any

event

the
Independent Accountant

or independent accounting firm

retained pursuant to this

Section
6.7(f)

will
be instructed and

bound to make

such determination in

a manner consistent

with this

Agreement and
the Allocation Methodology.

The determination of such allocation shall be final and binding for all applicable Tax

purposes.

The

Parties

(and their

respective Affiliates)

shall

not take

(or

cause

the
Company Group to take) any

position inconsistent with the foregoing

intent on any Tax

Return or in
any Tax

proceeding, except

upon a

final “determination”

by a

Governmental Authority within

the
meaning of Section 1313(a)(1) of the

Code; provided, however, that this

Section
6.7(f)

shall not be
interpreted

to

prohibit

or

hinder

any

Party

from

settling

any

Tax

audit

or

dispute

in

a

manner
inconsistent with the final allocation determined hereunder.
(g) Intended Tax Treatment
.

For U.S. federal and applicable state and

local Income Tax
purposes, the Parties covenant

and agree to characterize

the F Reorganization as an

Income Tax-free
reorganization of

Echo Lake

Foods (as

it existed

as an

S corporation for

U.S. federal

Income Tax
purposes immediately before the F Reorganization) under Section 368(a)(1)(F) of the Code (and all comparable state,

local and

non-U.S. Income

Tax Laws)

into Echo

Lake Foods

Transferor (as

the
continuing

S corporation

immediately

after

the

QSub

Election

and

no

separate

election

for

Echo
Lake Foods Transferor to

be treated as

an S corporation for

U.S. federal Income Tax

purposes was
required)

as

contemplated

by

Revenue

Ruling

2008-18,

with

Echo

Lake

Foods

becoming

a
disregarded

entity

of

Echo

Lake

Foods

Transferor

as

a

“qualified

subchapter S

subsidiary”

as
described

in

Sections 1361

and 1362

of

the

Code,

and

then

(after

the

Conversions)

each

of

Echo
Lake Foods, Xenitel and Huntington becoming a disregarded entity of Echo Lake Foods Transferor pursuant to

Treasury Regulations Section 301.7701-3(b)(1)(ii).

For U.S.

federal and

applicable state
and

local

Income

Tax

purposes,

the

Parties

(and

their

respective

Affiliates)

shall

treat

the

ELT
Contribution

as

an

“assets-over”

partnership

merger

pursuant

to

Treasury

Regulations

Sections
1.708-1(c)(1) and 1.708-1(c)(3)(i),

with the result

that (i) Echo Lake

Properties will be

treated as the
“resulting partnership,” (ii) ELT will be deemed to contribute all of its assets and all of its liabilities
to Echo Lake Properties in

exchange for interests in Echo

Lake Properties in a transaction

described
in Section 721(a) of the

Code, and immediately thereafter ELT

will be deemed to distribute

interests
in Echo Lake Properties to its members in complete liquidation, and (iii) Echo Lake Properties will
be treated as a continuation of

the Echo Lake Properties partnership

for purposes of Section 708 of
the Code.

For U.S. federal

and applicable state

and local Income

Tax purposes, the

Parties (and their
respective Affiliates) shall treat the

Equity Purchase as a

taxable sale of

the assets of

each member
of

the

Company

Group

pursuant

to

Section 1001

of

the

Code.

Each

of

the

Parties

(and

their
respective Affiliates) shall file all

Tax Returns consistent

with the Tax treatment

as set forth

in this
Section
6.7(g)

and shall

not voluntarily

take any

position inconsistent

therewith upon

examination
of any relevant Tax

Return in any

Tax proceeding with

respect to such Tax

Returns, except upon

a
final “determination” by a Governmental

Authority within the meaning of Section 1313(a)(1) of

the
Code; provided, however,

that this

Section
6.7(g)

shall not

be interpreted to

prohibit or hinder

any
Party from

settling any

Tax audit

or dispute

in a

manner inconsistent

with the

Tax treatment

described
herein.
(h) Tax Refunds
.

Except to the

extent (i) reflected as

an asset in

Closing Working

Capital
or (ii) attributable to a carry back or other

use of any item of loss, deduction, credit or other

similar
item arising in a Tax period

beginning after the Closing

Date, any refund of Taxes of

the Company
Group

for

any

Pre-Closing

Tax

Period

(determined

in

accordance

with

the

principles

of
Section
6.7(b)(iv)

for any

Straddle Period),

including interest

paid or

credited with

respect thereto
by

the

applicable

Governmental Authority

(each,

a

“Tax

Refund”),

whether

in

the

form

of

cash
received

or

a

credit

for

overpayment

of

Taxes

that

may

be

used

to

offset

cash

Taxes

otherwise
payable, shall be the property of the Sellers.

For the avoidance of doubt, the Specified

Tax Refunds
are Tax

Refunds that

shall

be

the property

of the

Sellers.

Buyer

shall

pay or

cause

to

be

paid

to
Sellers the amount of any

such Tax Refund no later

than five Business Days after the

receipt of such
Tax Refund from

the applicable

Governmental Authority (or,

if the Tax Refund

is in

the form

of a
credit

for

overpayment

of

Taxes

used

to

offset

cash

Taxes

otherwise

payable,

no

later

than
five Business Days after the earlier of (x) the filing of

the Tax Return claiming such credit or offset

and (y) the due date of such Tax Return after taking into account all valid extensions), in each case, net of any unreimbursed reasonable and documented out-of-pocket costs

(including Taxes) incurred
by Buyer and its Affiliates in respect of

such refund (or credit).

Buyer shall, at the sole

expense of
the Sellers, if the

Sellers’ Representative reasonably requests, cause the Company Group to file for
and use commercially

reasonable efforts to

obtain the receipt

of any Tax

Refund to which

Sellers are
entitled

under

this

Section
6.7(h).

If

any

Tax

refunds

(including

any

interest

related
thereto) previously paid

to the

Sellers pursuant

to this

Section
6.7(h)

are required

to be repaid

to a
Governmental Authority or

are subsequently

disallowed by

a Governmental Authority,

the Sellers
shall promptly repay to Buyer such previously paid amounts.
(i)
Certain Tax

Matters
.

Without the

prior written

consent of

the Sellers’

Representative,
Buyer shall not, and shall cause each member of the Company Group not to, (i) amend or cause the amendment of a Tax Return of any of the members of the Company Group with respect to any Pre-
Closing

Tax

Period,

(ii) change

an

annual

accounting

period

or

adopt

or

change

any

accounting
method with respect to any Pre-Closing Tax

Period, (iii) file or amend any Tax election

concerning
any member

of the

Company Group

with respect

to any

Pre-Closing Tax

Period, (iv) extend

or waive
the applicable statute of limitations with respect to a Tax of any member of the Company Group for
a Pre-Closing Tax

Period, (v) file

any ruling

request with

any Governmental Authority that

relates
to Taxes

or Tax

Returns

of

any member

of the

Company

Group

for

a

Pre-Closing Tax

Period,

or
(vi) initiate

or

participate

in

any

voluntary

disclosure

program

with

any

Governmental Authority
regarding any Tax (or potential Taxes)

or Tax Returns of any

member of the Company

Group for a
Pre-Closing

Tax

Period,

in

each

case,

if

such

action

would,

or

could

reasonably

be

expected

to,
(A) increase any Tax liability of any Seller, Securityholder or any of their

Affiliates, (B) give rise to
any Indemnified Taxes, (C) increase

any Tax reflected as

a liability in the

determination of the Tax
Liability Amount,

Working Capital, Company

Group Expenses or

Indebtedness, or (D) reduce a

Tax
Refund Sellers are entitled to pursuant to Section
6.7(h).
(j) Other Tax Matters .
(i)
The

Parties

agree

that

any

gains,

income,

deductions,

losses

or

other

items
realized by any member of the Company Group for U.S.

federal, state and local Income Tax
purposes with

respect to

any Buyer

Closing Date

Transaction

shall be

treated as

occurring
on the day immediately following the Closing Date.
(ii)
The members

of the

Company Group

shall treat

any deductions

attributable
to (A) any

Transaction

Tax

Deductions and

all related

amounts paid,

accrued or

accruable
on

or

before

the

Closing

Date,

and

(B) any

Company

Group

Expenses

paid,

accrued

or
accruable on

or before

the Closing

Date, as

deductible in

a Pre-Closing

Tax

Period to

the
fullest extent allowed by Law.
(iii)
Buyer shall

not, and

shall not

allow any

member of

the Company

Group to,
engage in

any transaction

after the

Closing, but

on the

Closing Date,

that is

outside of

the
ordinary

course

of

business

and

is

not

contemplated

by

this

Agreement

for

the

intended
purpose

of (A) increasing

any Tax

liability

of any

Seller

or Securityholder

or any

of their
Affiliates,

(B) giving rise

to any

Indemnified Taxes,

(C) increasing any

Tax

reflected as

a
liability in

the determination

of the

Tax Liability Amount,

Working Capital, Company Group
Expenses or

Indebtedness, or

(D) reducing a

Tax

Refund Sellers

are entitled

to pursuant

to
Section
6.7(h).
6.8
Confidentiality.

For a period

of five years

after the Closing,

each Seller shall,

and shall cause
its

post-Closing Affiliates

(excluding,

for

the

avoidance

of

doubt,

Buyer

and

the

Company

Group)

and

representatives

to,

treat

as

confidential

and

safeguard

any

and

all

information,

knowledge,

data,

ideas,
concepts, plans and strategies whether now or hereafter existing relating to or arising from the past, current or planned business,

activities, finances and/or

operations of the

Company Group and

the Business that

is
known to the Sellers or

such Affiliates

(the “Confidential Information”) except (a) as

otherwise agreed to in
writing by

Buyer, (b) for

disclosures to

any Governmental

Authority having

jurisdiction to

require disclosure
or to any arbitral body to the extent required by same, (c) as otherwise may be required by applicable Law,
(d) in

connection

with

enforcing

any

rights

under

this

Agreement

or

any

Ancillary

Agreement,

(e) as
required

for

internal

audit,

financial

and Tax

purposes,

or

(f) for

disclosures

to

its

representatives

in

the
ordinary course of business, but only if such representatives are made aware of and directed to abide by the
provisions

of

this

Section
6.8,

and

such

Seller

shall

be

responsible

for

any

breach

hereof

by

such
representatives.

Notwithstanding the

foregoing, if

any Seller

or any

of its Affiliates

or representatives

is
requested

or

required

disclose

any

Confidential

Information

in

response

to

a

court

order

or

as

otherwise
requested or required by any Law, or to comply with Tax reporting requirements (including the preparation of Tax Returns), regulatory

reporting, audit or other

compliance obligations, to the

extent permitted by such
Law

or

other

compliance

obligation,

such

Seller, Affiliate

or

representative

thereof

will

notify

Buyer

in
writing

of

such

request

or

obligation

as

soon

as

practicable

after

such

Seller, Affiliate

or

representative
thereof becomes aware of it

and, if possible, before any information

is disclosed, so that a protective

order
or other appropriate remedy may

be obtained by Buyer at Buyer’s

sole expense.

The Parties acknowledge
that the confidentiality

obligations set forth

in this Section
6.8

shall not extend

to information, knowledge
and data that (i) is or becomes

generally available to the public other

than as a result of a

disclosure by such
Seller or any of

its Affiliates or representatives, (ii) is available

or becomes available to

such Seller or any
of its Affiliates or their respective representatives on

a non-confidential basis from a

source other than any
member of

the Company

Group that

is not

bound by

a confidentiality

or fiduciary

obligation to

the Company
Group, (iii) is

requested or

required by

applicable Law

to be

disclosed, (iv) was

independently developed
by such

Seller, its Affiliates

or their

respective representatives

without reference

to or

otherwise utilizing
the Company Group’s information, (v) to the extent it is owned by an Excluded Company but is not related
to or owned by a

member of the Company

Group.

The Confidentiality

Agreement shall terminate and

be of
no further

force and

effect on

the Closing

Date.

For the

avoidance of

doubt, the

provisions of

this Section
6.8
will

not

apply

to

any

information

regarding

the

negotiation

or

execution

of

this

Agreement

or

the
consummation of the Transactions

or the public announcement

thereof, which shall be

governed solely by
Section
11.8.
6.9
Access to Books and

Records.

From and after the

Closing Date and for

a period of five

years
thereafter, the Sellers’ Representative and its representatives shall have reasonable access, upon reasonable notice and during normal business

hours to all of the

books and records of the

Company Group (including
the ability

to make

copies of

any such

information) to

the extent

that such

access may

be reasonably

required
to permit the

Sellers to perform

or satisfy any

accounting or regulatory

obligation, in connection

with any
legal

proceeding

by

or

before

a

Governmental Authority

or

the

preparation

and

filing

of Tax

filings

and
other Tax compliance

obligations, in each

case, relating to

any period on

or prior to

the Closing Date,

but
only to the

extent that Buyer

may do so

without violating any

obligations to any

Person or waiving

any legal
privilege and

to the

extent that

Buyer has

the authority

to grant

such access

without breaching

applicable
Law or any contract or

other restriction binding on Buyer

or the Company Group; provided,

however, that
in any such

case, Buyer shall,

and shall cause

the Company Group

to, reasonably cooperate

with the Sellers’
Representative to

seek an

appropriate remedy

to permit

the access

contemplated hereby;

provided further
that (i) such investigation

will be conducted

in a manner

that does not

unreasonably interfere with

normal
operations

of

Buyer

or

the

Company

Group,

(ii) such

access

(including

the

making

of

copies)

shall

be
conducted

at

the

Sellers’ Representative’s

sole

expense,

(iii) no

Personal

Data

shall

be

disclosed

or

used
other than in compliance with applicable Privacy

Law, (iv) neither Buyer nor the Company Group

shall be
required

to incur

any third-party

costs or

expenses in

connection with

the rights

granted pursuant

to this
Section
6.9
, (v) nothing

herein shall

require any

member of

the Company

Group or

its representatives

to
furnish to

the Sellers’ Representative

or provide

the Sellers’ Representative

with information

or access

to

any Trade Secrets related to

any Company Group Intellectual

Property and (vi) the Sellers’ Representative
and the

Sellers will,

and will

direct their

respective Affiliates and

representatives to,

keep all

information
furnished in

accordance with

Section
6.9

confidential in

accordance with

the terms

of Section
6.8.

For a
period of

six years following

the Closing,

or such

longer period

as may be

required by

applicable Law

or
necessitated

by

applicable

statutes

of

limitations,

Buyer

shall,

and

shall

cause

the

Company

Group

to,
maintain all such books and records and shall not destroy, alter or otherwise dispose of any such books and records, in each case, relating to the purposes

described in the foregoing sentence.

On and after the end of
such period, Buyer

shall, and shall

cause the Company

Group to, provide

the Sellers’ Representative with
at least ten Business Days’ notice before destroying, altering or otherwise disposing of any such books and records, during which

period the

Sellers’ Representative may elect

to take possession,

at its

own expense,
of such books and records relating to the purposes described in the first sentence of this Section
6.9.
6.10 R&W Insurance Policy .
(a)
If Buyer

obtains an

R&W Insurance

Policy, (i) the

costs, fees

and expenses

of any
such R&W Insurance

Policy shall be

borne equally by

Buyer, on the

one hand, and

the Sellers, on
the other hand

and (ii) then such

R&W Insurance

Policy shall provide

that the insurer

for such R&W
Insurance Policy shall not receive, irrevocably and unconditionally waives and releases,

and agrees
not

to

exercise,

directly

or

indirectly,

any

rights

and

claims

of

subrogation,

contribution,
indemnification or recourse or other rights of recovery, or rights and claims acquired by assignment against

the

Sellers,

except

in

the

case

that

a

Seller

commits

Fraud.

Prior

to

binding

any

R&W
Insurance Policy, Buyer

shall provide notice

to the Sellers’ Representative and

provide the Sellers’
Representative a reasonable

opportunity to comment

on such policy

with respect to

the matters set
forth in the preceding sentence, which comments shall be considered in good faith and presented to the

insurer of

the

R&W Insurance

Policy for

inclusion

into

the R&W

Insurance

Policy by

Buyer
prior to the binding thereof.

In addition, the R&W Insurance Policy shall not be amended, restated, supplemented, modified or altered, nor shall any terms thereof be waived, in any manner adverse to the Sellers without the prior written consent of the Sellers’ Representative.
(b) Except for those matters set forth in
Article IX
, Buyer acknowledges and agrees that
if it obtains

an R&W Insurance

Policy, then such

R&W Insurance Policy

(whether or not

such R&W
Insurance Policy is sufficient to cover

the applicable losses) shall be the sole

and exclusive remedy
of

Buyer

and

its Affiliates

(including,

from

and

after

the

Closing,

the

Company

Group),

in

Law,
equity or

otherwise, arising

out of,

or related

to any

inaccuracy or

breach of

any representation

or
warranty regarding the

Company Group contained

in this Agreement, the Ancillary Agreements or
in any certificates delivered with respect thereto, and Buyer, its Affiliates

(including, from and after
the

Closing,

the

Company

Group),

and

the

insurers

under

any

such

R&W Insurance

Policy

shall
have no recourse against any

Seller with respect thereto, except

with respect to claims for

Fraud and
claims related to pre-Closing Taxes.
6.11 Notices of Certain Events
.

From the date hereof until the Closing Date or

the termination of
this Agreement in accordance with

the terms of
Article X
, whichever is

earlier, the Sellers’ Representative
shall promptly notify Buyer of:
(a)
any notice or other

written communication received by

any Seller or member

of the
Company Group from any Person alleging

that the consent of such Person

is or may be required

in
connection with the Transactions or any Ancillary

Agreement;
(b)
any notice or other

written communication received by

any Seller or member

of the
Company

Group

from

any

Governmental Authority

in

connection

with

the

Transactions

or

any
Ancillary Agreement;

(c)
any

Proceedings

(i) commenced

or

(ii) to

the

Knowledge

of

the

Company

Group,
threatened against any Seller

or member of the

Company Group that, if

pending on the date

of this
Agreement, would have been required to have been disclosed pursuant to Section
3.10.
(d)
any breach of

any (i) representation or

warranty set

forth in
Article III

or
Article IV
or (ii) Pre-Closing Covenant; or
(e)
any

change,

event,

circumstance,

occurrence,

state

of

facts,

development

or

effect
that has had

or could reasonably

be expected to

have a Material

Adverse Effect, or

would reasonably
be expected to

make the satisfaction

of any of

the conditions in

Section
7.1

impossible or reasonably
unlikely;
provided, however, that

no such

notification required

by this

Section
6.11

(and no

other notification

required
to be

given under

any other

Section of

this Agreement)

shall affect

the representations,

warranties, covenants
or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.
6.12
Director,

Manager

and

Officer

Resignations
.

At

least

five

Business

Days

prior

to

the
Closing, the Sellers

shall deliver to

Buyer a true

and complete list

of the directors,

managers and officers,
as applicable, of

each member of

the Company Group.

At the request

of Buyer at

least one Business

Day
prior

to

the

Closing,

the

Sellers

and

the

Company

Group

shall

cause

the

resignation

of

any

directors,
managers or officers identified by Buyer in writing, with effect as of the Closing.
6.13 Termination of Affiliate Contracts
.

Except as set forth on Schedule
6.13
, the Sellers and the
Company Group shall, prior to the Closing, terminate or settle in full (without any payments by Buyer, any
Affiliate

of

Buyer

or

any

member

of

the

Company

Group

following

the

Calculation

Time)

all Affiliate
Contracts, pursuant to documentation that is reasonably acceptable to Buyer such that as of the Closing, all such

Contracts,

transactions

or

other

obligations

or

liabilities

shall

be

of

no

further

force

or

effect

and
without any liability

to Buyer or

any of its

Affiliates or any

member of the

Company Group notwithstanding
any terms thereof to the contrary.
6.14 Exclusivity
.

Each

of

the

Sellers

and

the

Company

Group

agree

that

from

the

date

of

this
Agreement until the Closing Date or the

prior termination of this

Agreement pursuant to Section
10.1
, none
of the

Sellers or

any member

of the

Company Group

shall, and

the Sellers

and the

Company Group

shall
instruct

their

respective Affiliates

and

representatives

not

to,

directly

or

indirectly,

(a) provide

any

non-
public information

to any

third party

(including via

access to

any data

room or

other records)

other than
Buyer and its

representatives with respect

to any Conflicting Transaction,

(b) solicit, initiate or

knowingly
encourage

proposals,

offers

or

inquiries

from

a

third

party

other

than

Buyer

and

its

representatives

with
respect to any

Conflicting Transaction,

(c) participate in any

negotiations or discussions

with any third

party
other than Buyer and its representatives with

respect to any Conflicting Transaction

or (d) enter into a letter
of intent or other agreement

with a third party

other than Buyer with

respect to any Conflicting

Transaction.

In furtherance

of the

foregoing, promptly

after the

execution of

this

Agreement, the

Sellers and

the Company
Group shall, and

shall cause their Affiliates and

representatives to, (x) within

two Business Days

from the
date of this

Agreement, terminate access of

any Person (other

than Buyer, any

of its

Affiliates or any

of their
respective agents or representatives) to any

physical or electronic data rooms hosted by

or on behalf of the
Company Group and (y) deliver written notice to each

such Person requesting that such Person (other than
Buyer,

any

of

its

Affiliates

or

any

of

their

respective

representatives)

promptly

return

or

destroy

all
confidential

information

regarding

the

Company

Group

in

accordance

with

applicable

confidentiality
agreements.

6.15 Non-Compete and Non-Solicit
.

In order to induce Buyer to enter into this Agreement

and to
induce Buyer to consummate the Transactions, the Sellers agree as follows:
(a)
Each

Transferor

and

each

Person

listed

on

Schedule
6.15(a)

(each,

Transferor

and
each

such

Person,

a

“Restricted

Party”)

hereby

agrees

that,

without

the

prior

written

consent

of
Buyer, during the

period beginning immediately

following the Closing

and ending on

the date that
is five years after the Closing Date, such Restricted Party shall not, and shall cause its Affiliates not to, directly or indirectly:
(i)
(A) enter

into

or

engage

in

(or

prepare

to

enter

into

or

engage

in)

any
Competitive

Activity,

(B) manage,

operate

or

control

any

business

or

Person

that

is

or
proposes to be engaged in any business that is competitive with the Business (a “Competing
Business”),

or

(C) permit

Restricted

Party’s

name

to

be

used

in

connection

with

any
Competing Business, in the

case of each of

clauses (A) through (C) above, anywhere

in the
United States of America (the “Restricted Territory”); or
(ii)
(A) solicit

or

contact

any

customer

or

supplier

or

prospective

customer

or
supplier to induce or attempt to induce such Person to

cease doing business with, or reduce,
divert or transfer the amount of business conducted with, the Company Group, (B) solicit or contact any customer or supplier or prospective customer or supplier to induce or attempt to induce such

Person to

conduct business

with any

Person that

is a

Competing Business;

or
(C) solicit

or

contact

any

customer

or

supplier

or

prospective

customer

or

supplier

to
adversely impact such Person’s business relationship with the Company Group.
(b)
Without the prior written consent of

Buyer, during the period beginning immediately
following the Closing

and ending on the

date that is

three years after

the Closing Date,

each Seller
agrees that

such Seller

shall not,

and shall

cause its Affiliates (and

its or

their respective

directors,
officers, executors, trustees or fiduciaries (or

their equivalents)), (i) solicit, induce, entice or

recruit
or

attempt

to

solicit,

induce,

entice

or

recruit,

directly

or

indirectly,

any

employee,

independent
contractor

or

consultant

of

the

Company

Group

to

terminate

such

Person’s

employment

or
engagement with the

Company Group, or

(ii) solicit, recruit or

hire, or attempt

to solicit, recruit

or
hire,

directly

or

indirectly,

any

employee,

independent

contractor

or

consultant

of

the

Company
Group

who

was

employed

or

engaged

by

the

Company

Group

at

any

time

during

the

12-month
period immediately prior to the Closing Date;

provided, however, that nothing herein shall prohibit
any Seller from

(i) conducting a general

solicitation of prospective

employees in the

ordinary course
of business consistent with past practice or hiring any Person as a result of such general solicitation or (ii) soliciting or hiring any individual whose employment with a member of the Company Group is involuntarily terminated by the Company Group.
(c)
The

Sellers

acknowledge

that

the

covenants

set

forth

in

this

Section
6.15

are

an
essential element

of this Agreement

and that,

but for

the agreement

of the

Sellers to

comply with
these covenants, Buyer would not have entered into this Agreement.
(d)
If

any

provision

contained

in

this

Section
6.15

is

held

by

any

court

of

competent
jurisdiction

to

be

unenforceable

because

of

the

duration

of

such

provision,

the

geographic

area
covered thereby or

otherwise, the court

making such determination

shall have the

power to, and

is
hereby

directed

by

the

Parties

to,

reduce

the

duration

or

geographic

area

of

such

provision

or
otherwise

modify

such

provision,

and,

in

its

reduced

or

modified

form,

such

provision

shall

be
enforceable.

In addition, upon a determination that any

such term or other provision, or

any portion
thereof, is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to

modify this Agreement so

as to

effect the

original intent

of the

Parties as

closely as

possible in

an
acceptable manner to the end that the Transactions are consummated to the fullest extent possible.
ARTICLE VII
CONDITIONS TO CLOSING
7.1
Conditions of

Buyer to

Closing
.

The obligations

of Buyer

to effect

the Transactions

at the
Closing are subject

to the satisfaction

(or, to the

extent permitted by

Law, waiver by

Buyer) of the

following
conditions:
(a) Representations, Warranties and Covenants of the Sellers.
(i) (A) The representations and warranties of the Sellers regarding the Company
Group and Transferors

set forth in

Sections
3.1(a)

(first sentence

only),
3.1(c)
,
3.2
,
3.4
,
3.6
(first sentence only) and
3.19

shall be true and correct in all

respects at and as of the Closing
as

if

made

at

and

as

of

the

Closing,

(B) the

representations

and

warranties

of

the

Sellers
regarding the Company Group and Transferors set forth in

Sections
3.1(a)

(second sentence
only),
3.1(b)

and
3.25

shall be true

and correct

in all

respects at and

as of

the Closing as

if
made

at

and

as

of

the

Closing

(except

for
de

minimis

inaccuracies),

and

(C) the
representations and warranties of the Sellers regarding the Company Group and Transferors set forth

in
Article III

(other than those

that are the

subject of clauses

(A) and (B))

shall be
true

and

correct

in

all

respects

(ignoring

and

disregarding

all

materiality

and

Material
Adverse Effect qualifications set

forth therein) at and as

of the Closing as

if made at and as
of the Closing, except for inaccuracies of a representation or warranty (individually or when
aggregated with other

such inaccuracies of

representations or warranties)

that have not

had
and could not reasonably be expected

to have a Material

Adverse Effect; provided, however,
that,

in

each

case,

representations

and

warranties

that

are

made

as

of

a

particular

date

or
period

shall

be

so

true

and

correct

(in

the

manner

set

forth

in

clause (A),

(B)

or

(C),

as
applicable) only as of such date or period;
(ii)
The

representations

and

warranties

of

the

Securityholders

set

forth

in
Section
4.1

shall

be

true

and

correct

in

all

respects

(except

for
de

minimis

inaccuracies);
provided, however,

that, in

each case,

representations and

warranties that

are made

as of

a
particular date or period shall be so true and correct only as of such date or period;
(iii) The Sellers and the Company Group shall each have performed (or caused to have been performed) in all

material respects all covenants required

to be performed by the
Sellers or the

Company Group (as

applicable) at or

prior to the

Closing under this

Agreement
(except for such covenants that by their nature may be performed only at the Closing);
(iv)
The Sellers’ Representative

and each

Transferor shall

have furnished

Buyer
at the

Closing with

a certificate

certifying the

matters set

forth in

Sections
7.1(a)(i)
,
7.1(a)(iii)
and
7.1(f)
, as applicable; and
(v)
The Sellers’ Representative shall have furnished Buyer

at the Closing with

a
certificate certifying the matters set forth in Sections
7.1(a)(ii).

(b) Statutory Requirements; No Governmental Restraints.
(i) Any applicable waiting period under the HSR Act and any timing agreement with any

Governmental Authority to

delay or

not consummate

the Transactions

shall have
expired or been terminated; and
(ii)
There

shall

not

be

any

pending

action,

suit

or

proceeding

initiated

by

any
Governmental Authority seeking to restrain or invalidate the Transactions; and
(iii)
There shall

not be

in effect

any Law

or Order

enacted, issued,

promulgated,
enforced or entered by any court or other Governmental Authority of competent jurisdiction that

enjoins,

restrains,

makes

illegal

or

otherwise

prohibits

the

consummation

of

the
Transactions.
(c) Completion of Pre-Closing Restructuring
.

The Sellers shall have completed the Pre-
Closing Restructuring

pursuant to

documentation that

complies with

the requirements

set forth

in
Section
2.1(a)(vii).
(d)
Payment

of

Company

Group

Indebtedness;

Release

of

Liens
.

At

or

prior

to

the
Closing, the Sellers have repaid, or caused to be repaid, in full all outstanding secured Indebtedness of the Company Group

identified in clauses (a), (b),

(d) and (e) of

the definition of Indebtedness

and
terminated

the

Existing

Credit

Facility,

and,

as

applicable,

have

obtained

payoff

letters

and

lien
releases with respect

to any

Liens relating

to any

of the

foregoing Indebtedness,

which payoff

letters,
termination documents

and release

instruments shall

be delivered

to Buyer

at least

three Business
Days prior to the Closing Date.
(e)
Ancillary

Agreements
.

Each

of

the

Ancillary

Agreements

contemplated

by

this
Agreement to

be executed

at Closing,

and to

which any

member of

the Company

Group or

any Seller
is a party, shall have been executed and delivered by such Party and shall be in full force and effect.
(f)
No Material

Adverse Effect
.

No Material Adverse

Effect shall

have occurred

since
the date hereof.
(g)
Instruments

of

Transfer
.

Each

Transferor

shall

have

delivered

to

Buyer

a

duly
executed unit power

or similar

instrument of assignment

and conveyance,

transferring the Purchased
Equity Interests from such Seller to Buyer.
7.2 Conditions of the Sellers to Closing
.

The obligation of the Sellers to effect the Transactions
at

the

Closing

are

subject

to

the

satisfaction

(or,

to

the

extent

permitted

by

Law,

waiver

by

the

Sellers’
Representative) of the following conditions:
(a) Representations, Warranties and Covenants of Buyer.
(i)
(A) The

representations

and

warranties

of

Buyer

set

forth

in

Sections
5.1
,
5.2
(a)

and
5.4

shall be true

and correct in

all respects at

and as of

the Closing as

if made at
and as

of the

Closing (except

for
de minimis

inaccuracies), and

(B) the representations

and
warranties of Buyer set forth in
Article V

(other than those that are the

subject of clause (A))
shall be true and correct in all material respects at and as of the Closing as if made at and as
of the Closing; provided, however, that

representations and warranties that are made as

of a
particular date or period shall be so true and correct (in the manner set forth in clause (A) or
(B), as applicable) only as of such date or period;

(ii)
Buyer

shall

have

performed

(or

caused

to

be

performed)

in

all

material
respects all covenants

required to be

performed by Buyer

at or prior

to the Closing

under this
Agreement

(except

for

such

covenants

that

by

their

nature

may

be

performed

only

at

the
Closing); and
(iii)
Buyer shall

have furnished

the Sellers’ Representative

at the

Closing with

a
certificate certifying the matters set forth in Sections
7.2(a)(i)

and
(ii).
(b) Statutory Requirements; No Governmental Restraints.
(i) Any applicable waiting period under the HSR Act and any timing agreement with any

Governmental

Authority to

delay or

not consummate

the contemplated

Transactions
shall have expired or been terminated;
(ii)
There

shall

not

be

any

pending

action,

suit

or

proceeding

initiated

by

any
Governmental Authority seeking to restrain or invalidate the Transactions; and
(iii)
There shall

not be

in effect

any Law

or Order

enacted, issued,

promulgated,
enforced or entered by any court or other Governmental Authority of competent jurisdiction that

enjoins,

restrains,

makes

illegal

or

otherwise

prohibits

the

consummation

of

the
Transactions.
(c)
Ancillary

Agreements
.

Each

of

the

Ancillary

Agreements

contemplated

by

this
Agreement to be

executed at Closing,

and to which

Buyer is a

party, shall have

been executed and
delivered by Buyer and shall be in full force and effect.
ARTICLE VIII
NON-SURVIVAL OF

REPRESENTATIONS
8.1 Survival of Representations and Warranties
.

Without limiting any claims against

any Party
for

Fraud

or

any

rights

to

indemnification

set

forth

in
Article IX
,

the

representations

and

warranties
contained

in
Article III,
Article IV
,

and
Article V

and

in

the

certificates

delivered

pursuant

to
Section
7.1(a)(iv)
,

Section
7.1(a)(v)

and

Section
7.2(a)(iii)

will

immediately

terminate

as

of

the

Closing,
and thereafter there shall be no liability on the part of, nor shall any claim be made by, any Party in respect
thereof.
8.2
Survival

of

Covenants

and

Agreements
.

The

covenants

in

this

Agreement

requiring
performance solely prior

to or at

the Closing (each,

a “Pre-Closing Covenant”)

shall, in each

case, terminate
effective as of

the Closing and

shall not

survive the

Closing for any

purpose, and thereafter

there shall be
no liability on the part of, nor

shall any claim be made by, any

party in respect thereof, and the covenants

in
this Agreement

that contemplate performance on or

after the Closing or

expressly by their terms

survive the
Closing shall survive the Closing in accordance with their respective terms.
8.3 Statute of Limitations
.

Each of the Parties acknowledges and agrees that

this
Article VIII

is
expressly intended to limit an otherwise applicable statute of limitations under applicable Law, and waives
the statute of limitations under such Law

to the extent such statute of limitations period

exceeds the periods
described in this
Article VIII.
8.4
No

Post-Closing

Liability

for

Representations

or

Pre-Closing

Covenants
.

Buyer
acknowledges

and

agrees

that,

regardless

of

whether

Buyer

obtains

an

R&W

Insurance

Policy

(and
regardless of

whether any

R&W Insurance

Policy it

obtains is

sufficient to

cover the

applicable Losses),

except

as

set

forth

in
Article IX
,

neither

Buyer

nor

any Affiliate

thereof

(including,

from

and

after

the
Closing, the

Company Group),

shall have

any remedy

at law,

in equity

or otherwise,

arising out

of, or

related
to, any inaccuracy

or breach of

any representation, warranty

or Pre-Closing

Covenant by or

regarding the
Company Group or the Sellers contained in this

Agreement, the Ancillary

Agreements or in any certificates
delivered with respect hereto or thereto.

Buyer and its Affiliates

(including, from and after the Closing, the
Company Group),

and the

insurers under

any such

R&W Insurance

Policy shall

have no

recourse against
any Seller or any Affiliate thereof with respect thereto.

Buyer expressly waives any other rights, remedies,
claims or

causes of

action Buyer

may have

against any

Person, by

contract, statute

or otherwise,

with respect
to the foregoing, whether in contract, tort or otherwise, or whether at law or in equity, and regardless of the legal

theory

under

which

such

entitlement,

remedy

or

recourse

may

be

sought

or

imposed

(including

all
rights

afforded by

any

statute

that

limits the

effects

of

a

release

with

respect

to

unknown claims).

Each
Seller acknowledges and agrees that, at

and as of the Closing, neither such

Seller nor any Affiliate thereof,
shall have any remedy at law, in

equity or otherwise, arising out of, or

related to, any inaccuracy or breach
of any

representation, warranty

or Pre-Closing

Covenant by

or regarding

Buyer contained

in this

Agreement,
the

Ancillary

Agreements

or

in

any

certificates

delivered

with

respect

hereto

or

thereto.

Each

Seller
expressly waives any other rights or

remedies such Seller may have with

respect to the foregoing, whether
in contract, tort or otherwise, or whether at law or in equity, and regardless of the legal theory under which
such entitlement, remedy or

recourse may be sought

or imposed (including all

rights afforded by any

statute
that limits

the effects

of a

release with

respect to

unknown claims).

Notwithstanding anything

to the

contrary
in this

Agreement, nothing in

this

Agreement shall limit,

impair or release

any claims for

Fraud or any

rights
to indemnification set forth in
Article IX.
ARTICLE IX
SPECIAL INDEMNIFICATION
9.1 Indemnification Provision
.

From and after the Closing, subject to the terms,

and conditions
provided

in

this
Article IX,

the

Sellers

shall,

jointly

and

severally,

indemnify,

defend

and

hold

harmless
Buyer

and

its

Affiliates

and

each

of

their

respective

members,

partners,

directors,

managers,

officers,
employees, stockholders, agents and other Representatives (in each case,

the “Buyer Indemnified Parties”),
from and against (a) any and all

Losses incurred by the Buyer Indemnified

Parties to the extent arising

out
of or resulting from any of the items

listed on Schedule
9.1

(the “Specified Liabilities”), and (b) any and all
Indemnified Taxes.

Payment in

full of

any amount

due from

the Sellers

to Buyer

under clause (b)

of this
Section
9.1

shall be

made to the

affected party

in immediately available

funds at

least five Business

Days
before

the

date

the payment

of the

Taxes

to

which such

payment relates

is

due,

or, if

no Tax

is payable,
within 15 days after written demand is made for such payment.
9.2 Indemnification Procedure .
(a)
A

written

notice

of

all

Specified

Liabilities

shall

be

deemed

to

have

been

given
pursuant to this Section
9.2(a)

on the Closing Date.

If any claim or action at law or suit in equity is
instituted

by

a

third

party

against

a

Buyer

Indemnified

Party

(each,

a

“Third

Party

Claim”)

with
respect

to

any

Specified

Liability,

which

such

Buyer

Indemnified

Party

intends

to

claim
indemnification

for

any

Losses

under

Section
9.1
,

the

Buyer

Indemnified

Party

shall

supply

the
Sellers’ Representative with

such information

and documents

as it

has in

its possession

regarding
such

claim,

and

will

allow

reasonable

access

to

relevant

personnel,

auditors

and

other
Representatives of the

Buyer Indemnified Party

(subject to customary

exceptions for legal

privilege)
together

with

all

pertinent

information

in

its

possession

regarding

the

amount

of

the

Loss

that

it
asserts it

has sustained

or incurred,

and will

permit the

Sellers (as

well as

the Sellers’

Representatives,
agents or

assigns) to

inspect such

other records

and books

in the

possession of

the Buyer

Indemnified
Party and relating to the

Third Party Claim and asserted

Loss as the Sellers shall

reasonably request,

and the

Buyer Indemnified Party

shall cooperate with

the Seller

with respect to

matters relating to
any Third Party Claims.
(b)
The Sellers,

acting through

the Sellers’

Representative, shall

have the

right to

conduct
and control,

at their

own expense,

through counsel

of their

choosing, the

defense of

a Third

Party
Claim so

long as

the Sellers’ Representative

notifies the

Buyer Indemnified

Party that

the Sellers
have

agreed

to

indemnify

the

Buyer

Indemnified

Party

for

any

and

all

Losses

arising

out

of

or
resulting from the

Third Party Claim

of which they

are assuming the

right to conduct and

control the
defense within 30 days of their receipt of the initial notice of the Third Party Claim, and shall do so in

good

faith;

provided,

however,

that

the

Buyer

Indemnified

Party

may

participate

at

its

own
expense, with counsel of its choosing, in

the defense of such Third Party

Claim although such Third
Party Claim shall be

controlled by the Sellers; provided

further that if the Buyer

Indemnified Party
requests,

and

the

Sellers

fail

to

provide

to

the

Buyer

Indemnified

Party,

evidence

reasonably
acceptable to the

Buyer Indemnified Party that

the Sellers have

sufficient resources to defend

such
third-party action or

suit and fulfill

its indemnity obligations

hereunder, the Sellers

shall no longer
be entitled to conduct and control

the defense of said third-party action

or suit.

The Party defending
such action or suit shall in any event defend any such matters vigorously and in good faith.
(c)
The Buyer Indemnified

Party and the

Sellers shall in

each case cooperate

with each
other to the

fullest extent possible

in regard to

all matters relating

to the

Third Party Claim,

including
corrective actions required

by applicable Law, assertion

of defenses, the

determination, mitigation,
negotiation

and

settlement

of

all

amounts,

costs,

actions,

penalties,

damages

and

the

like

related
thereto, access to the books

and records of the

Buyer Indemnified Party and its

Subsidiaries and, if
necessary, providing the Party controlling the defense of the Third Party Claim and its counsel with any powers

of attorney

or other

documents required

to permit

the Party

controlling the

defense of
the Third Party Claim and its counsel to act on behalf of the other Party.
(d)
Neither the

Buyer Indemnified

Party nor

the Sellers

shall settle

any Third

Party Claim
without

the

consent

of

the

other

Party,

which

consent

shall

not

be

unreasonably

withheld,
conditioned

or

delayed;

provided,

however,

that

if

such

settlement

involves

only

the

payment

of
money

and

the

release

of

the

Third

Party

Claim

and

the

Buyer

Indemnified

Party

is

completely
indemnified therefor

and nonetheless

refuses to

consent to

such settlement,

then the

Seller shall

cease
to

be

obligated

for

such Third

Party

Claim

or

any

Losses

thereunder

in

excess

of

the

amount

of
Losses that

would have

been paid

in such

settlement.

Any compromise

or settlement

of the Third
Party Claim under

this Section
9.2

shall include as

an unconditional and

irrevocable term thereof

the
giving

by

the

claimant

in

question

to

the

Seller

and

the

Buyer

Indemnified

Party

a

full

and

final
release of all liabilities in respect of such claims.
9.3 Determination of Losses .
(a)
In calculating the amounts payable to

a Buyer Indemnified Party, the

amount of any
indemnified

Losses

shall

be

computed

net

of

(i) payments

already

recovered

by

the

Buyer
Indemnified

Party

under

any

insurance

policy,

with

respect

to

such

Losses

or

pursuant

to

any
contribution rights; and

(ii) any prior recovery

by the Buyer

Indemnified Party from

any Person with
respect to

such Losses

(including pursuant

to any

indemnification agreement

or arrangement

with
any third party).
(b)
In

respect

of

any

Loss

for

which

indemnification

may

be

sought

pursuant

to

this
Article IX
, the Buyer

Indemnified Party shall

(i) use reasonable best

efforts to mitigate

any Losses
upon becoming aware

of any event

that could reasonably

be expected to,

or does, give

rise thereto
to

the

extent that

such

Losses can

be mitigated;

and

(ii) use

reasonable

efforts to

pursue

all

legal

rights

and

remedies

available

(including

insurance

recoveries

and

third-party

indemnification)

in
order to minimize

the Losses to

which it may

be entitled to

indemnification under this Agreement.

Notwithstanding anything

to the

contrary in

this

Agreement, the

Sellers shall

not be

required to

make
any

payment

to

a

Buyer

Indemnified

Party

in

respect

of

such

Loss

to

the

extent

the

Buyer
Indemnified Party has failed to comply with its obligations under this Section
9.3(b).
(c)
Notwithstanding anything to the contrary

in this Agreement, no Party shall be liable
for any (i) punitive damages,

except to the extent

such damages are finally

determined to be payable
and actually paid

to a third

party in respect

of a Third Party

Claim in accordance

with the terms of
this
Article IX
, or (ii) consequential, special

or other indirect damages, including

any loss of future
business, distributions,

revenue, profits

or income,

or loss

of reputation

(whether calculated

based
on a

multiple of

lost profit

or cash

flow (or

similar metric)

or otherwise),

in each

case in

the foregoing
clause (ii),

except

to

the

extent

such

damages

or

Losses

arise

from

(A) a

breach

of

a

Party’s
confidentiality obligations expressly set

forth in this

Agreement or the Confidentiality

Agreement or
(B) such Party’s Fraud.
9.4 Payments
.

Subject

to

the

other

provisions

of

this

Agreement,

any

Losses

payable

by

the
Sellers

to

a

Buyer

Indemnified

Party

pursuant

to

Section
9.1

shall

be

satisfied

(a) first, from

the
Indemnification

Escrow

Account

and

(b) then,

to

the

extent

the

amount

of

Losses

exceeds

the

amounts
available to

the Buyer

Indemnified Party

in the

Indemnification Escrow

Account, from

the Sellers;

provided,
however, that with respect to the Sellers’ indemnification for Indemnified Taxes set forth in Section
9.1
(b),
with

the

exception

of

the

Sellers’

indemnification

for

any

Losses

attributable

to any

Indemnified

Taxes
relating to (i) Echo Lake

Foods not qualifying as

an S corporation for purposes

of Subchapter S of the

Code
and

(ii) Huntington

and

Xenitel

each

not

qualifying

as

a

“qualified

subchapter S

subsidiary”

as

defined
under Section 1361(b)(3)(B) of the Code (in each case, as

of the respective Qualification Dates set forth in
Section
3.15(n))
, which, in each case,

Buyer shall be entitled

to receive payment from

the Indemnification
Escrow Account

and from

the Sellers,

Buyer shall

be required

to satisfy

any Losses

first from

the R&W
Insurance Policy until

the applicable caps

or other limits

under the R&W

Insurance Policy have

been met
(or recovery

under the

R&W Insurance

Policy is

not reasonably

expected to

be available)

before seeking
recovery from the

Indemnification Escrow Account

or from the

Sellers.

If Buyer becomes

entitled to any
distribution of all or any portion of the Indemnification Escrow Account pursuant to this
Article IX
, Buyer
and the Sellers’ Representative will

provide a joint written instruction to

the Escrow Agent to pay

to Buyer,
on behalf of

the Sellers, by

wire transfer of

immediately available funds

from the Indemnification

Escrow
Account

to

the

account

designated

by

Buyer,

the

amounts

to

be

paid

from

the

Indemnification

Escrow
Account to Buyer in accordance with this Agreement.
9.5
Tax

Treatment

of

Indemnification

Payments
.

For

all Tax

purposes,

Buyer

and

the

Sellers
agree to treat any indemnity

payment made by an indemnitor

pursuant to this
Article IX

as an adjustment to
the Adjusted Equity Price, unless otherwise required by Law.
9.6
Potential

Partial

Release

from

the

Indemnification

Escrow

Account
.

If

(x) the

Company
Group has

received or entered

into a Qualifying

Order (as

defined below) with

respect to both

Item 2 and
Item 3

on

Schedule
9.1

with

the

applicable

Governmental

Authority,

(y) all

indemnification

payments
required to

be made

by the

Sellers to

Buyer under

this
Article IX

with respect

to both

such matters

have
been paid in

full, including any

applicable documentation, remediation

and corrective costs

required to be
taken by the

Company Group with

respect to each

such matter addressed

in the applicable

Qualifying Order,
and

(z) after

all

such

indemnification

payments

have

been

made,

the

then-remaining

balance

in

the
Indemnification Escrow

Account is greater

than $2,500,000, then

Buyer and the

Sellers’

Representative will
provide

a

joint

written

instruction

to

the

Escrow

Agent

to

pay

such

excess

amount

to

the

Sellers’
Representative,

for

the

benefit

of

the

Sellers,

by

wire

transfer

of

immediately

available

funds

from

the
Indemnification

Escrow

Account

to

the

account

designated

by

the

Sellers’

Representative.

The

term

“Qualifying Order” means

a final Order

issued by

the applicable Governmental

Authority that includes

such
Governmental

Authority’s

unconditional

confirmation

to

the

Company

Group

that

no

further
documentation, remediation or corrective

action is required to

be taken by the

Company Group with

respect
to the

matter addressed in

such Order.

Any amount

remaining in the

Indemnification Escrow Account

as
of expiration of the

latest-expiring statute of limitations

applicable to Item 4 on

Schedule
9.1

shall be paid
to the Sellers’ Representative, for the benefit of the

Sellers, by wire transfer of immediately available funds
from

the

Indemnification

Escrow

Account

to

the

account

designated

by

the

Sellers’

Representative;
provided,

however,

that

if

one

or

more

Proceedings

with

respect

to

any

of

the

Specified

Liabilities

are
pending at such time, then

any amount remaining in the

Indemnification Escrow Account shall remain

until
such

Proceedings

are

no

longer

pending

or

subject

to

appeal.

Notwithstanding

any

provision

in

this
Section
9.6
, the release of

amounts from the Indemnification

Escrow Account shall not

modify or terminate
the indemnification obligations of the Sellers expressly provided in this
Article IX.
ARTICLE X
TERMINATION, AMENDMENT

AND WAIVER
10.1 Termination
.

This Agreement may be terminated,

and the Transactions may

be abandoned,
at any time prior to the Closing Date, as follows:
(a) by mutual written agreement of the Sellers’ Representative and Buyer;
(b)
by

Buyer,

if

there

has

been

a

breach

by

the

Company

Group

or

the

Sellers,

as
applicable,

of

any

covenant,

representation

or

warranty

of

the

Company

Group

or

the

Sellers
contained in this Agreement, or if any such representation or warranty shall have become untrue, in either case

that would prevent

or has prevented

the satisfaction of

any condition

to the obligations
of Buyer

at the

Closing contained

in Section
7.1(a)(i)
, Section
7.1(a)(ii)

or Section
7.1(a)(iii)
, and
such breach has not been waived by Buyer

or cured, or cannot be cured, by the

Company Group or
the Sellers, as applicable, on or prior to the date that is 30 days after written notice thereof has been provided by Buyer

(or by the

second Business Day

prior to the

Outside Date, if

earlier); provided,
however, that Buyer

may not terminate

this Agreement pursuant to this

Section
10.1(b)

if Buyer is
in breach of this Agreement that would prevent

or has prevented the satisfaction of any condition to
the obligations of the Sellers at the Closing contained in Section
7.2(a)(i)

or Section
7.2(a)(ii);
(c)
by the Sellers’ Representative, if there has

been a breach by

Buyer of any covenant,
representation or warranty contained in this

Agreement, or if any such representation or warranty

of
Buyer shall have become untrue, in either

case that would prevent or has

prevented the satisfaction
of

any

condition

to

the

obligations

of

the

Sellers

at

the

Closing

contained

in

Section
7.2(a)(i)

or
Section
7.2(a)(ii)
, and such

breach has not

been waived by

the Sellers’ Representative or

cured, or
cannot be cured, by Buyer

on or prior to the

date that is 30 days after

written notice thereof has been
provided by the Sellers’

Representative (or by the second Business Day prior to the Outside

Date, if
earlier);

provided,

however,

that

the

Sellers’

Representative

may

not

terminate

this

Agreement
pursuant to this Section
10.1(c)

if the Company Group

or the Sellers are

in breach of this

Agreement
that would prevent or

has prevented the satisfaction

of any condition to

the obligations of Buyer

at
the Closing contained in Section
7.1(a)(i)
, Section
7.1(a)(ii)

or Section
7.1(a)(iii);
(d)
by either the Sellers’ Representative or Buyer,

upon written notice to the other, if the
Closing shall not have

occurred on or

prior to July 7, 2025

(the “Outside Date”); provided,

however,
if the conditions set

forth in Section
7.1(b)(i)

and Section
7.2(b)(i)

are not satisfied as

of the Outside
Date, but all of the

other conditions set forth in
Article VII

have been satisfied or waived

(other than
(a) those that by their

terms are to be

satisfied at the Closing,

but subject to the

satisfaction thereof

at the

Closing and

(b) the completion

of the

Pre-Closing

Restructuring, subject

to the

completion
thereof

in

accordance

with

Section
2.1(a))
,

either

Buyer

(upon

written

notice

from

Buyer

to

the
Sellers’

Representative)

or

the

Sellers’

Representative

(upon

written

notice

from

the

Sellers’
Representative to

Buyer) may

elect to

extend the

Outside Date

by up

to 30 days;

provided further
that (i) the

Sellers’

Representative may

not terminate

this

Agreement pursuant

to this

Section
10.1(d)
if such non-occurrence of the Closing prior to the Outside Date is primarily due to the failure of the
Company

Group

or

any

Seller,

as

applicable,

to

perform

or

observe

in

all

material

respects

the
covenants and agreements

hereof to be

performed or observed

by it and

(ii) Buyer may not

terminate
this Agreement pursuant

to this

Section
10.1(d)

if such

non-occurrence of

the Closing

prior to

the
Outside Date is

primarily due to

the failure of

Buyer to perform

or observe in

all material respects
the covenants and agreements hereof to be performed or observed by it; or
(e)
by

either

Buyer

or

the

Sellers’ Representative

if

there

shall

be

any

Law

or

Order
enacted, issued, promulgated, enforced or entered by any court or other Governmental Authority of competent

jurisdiction

that

is

final

and

non-appealable

permanently

enjoining,

restraining

or
otherwise prohibiting

the consummation

of the

Equity Purchase, but

only if, prior

to invoking this
condition, Buyer or the Sellers’

Representative (or with respect to the

Sellers’

Representative’s right
to invoke

this condition,

the Sellers

and the

Company Group)

shall have

complied in

all material
respects with its obligations under Section
6.3

and Section
6.4.
10.2
Effect of

Termination
.

In the

event of

termination of

this

Agreement pursuant

to Section
10.1
,
(a) this Agreement shall forthwith become void and have no further effect, except for the provisions of this
Section
10.2
,

Section
11.1
,

Section
11.2
,

Section
11.3
,

Section
11.5
,

Section
11.11,

Section
11.12

and
Section
11.16
; and (b) there shall be no liability under this

Agreement on the part of Buyer or the Company
Group, the Sellers or

any of their respective

officers or directors, and

all rights and obligations

of each Party
shall

cease;

provided,

however,

that

nothing

herein

shall

relieve

any

Party

from

liability

for

any

willful
breach

hereof

occurring

prior

to

such

termination;

provided

further

that

any

failure

of

any

Party

to
consummate the

Transactions in

breach of

this

Agreement shall

be deemed

to be

a willful

breach (regardless,
in

the

case

of

Buyer,

of

whether

Buyer

had

sufficient

funds

available

to

consummate

the Transactions);
provided further

that following

the termination

of this Agreement, the

obligations of

the parties

under the
Confidentiality Agreement shall continue in full force

and effect in accordance

with its terms.

The Parties
agree

not

to

bring

any

lawsuit,

action

or

claim

against

any

other

Party

inconsistent

with

the

foregoing
provisions

of

this

Section
10.2
.

For

purposes

hereof,

“willful

breach”

means,

with

respect

to

any
representation, warranty or

covenant in this Agreement,

acting or failing

to act with

the actual

knowledge
that such action or failure to

act could reasonably be expected to

cause a material breach of this

Agreement.
ARTICLE XI
MISCELLANEOUS
11.1
No Third-Party

Beneficiaries
.

Except as

expressly provided

in this
Article XI,

Section
6.5
or
Article IX
,

after

the

Closing,

nothing

in

this Agreement

will

provide

any

benefit

to

any

third

party

or
entitle any third

party to any

claim, cause of

action, remedy or

right of any

kind, it being

the intent of

the
Parties that this Agreement will not be construed as a third-party beneficiary contract.
11.2 Expenses
.

Except as otherwise set forth herein (including the definition of Company Group
Expenses),

and

notwithstanding

anything

to

the

contrary

in

the

Organizational

Documents,

all

costs

and
expenses

incurred

in

connection

with

this

Agreement,

the

Ancillary

Agreements

and

the

Transactions
(including the

fees and

expenses of

financial advisors,

accountants and

legal counsel):

(a) if incurred

by
Buyer, will

be paid

by Buyer,

and (b) if

incurred by

the Sellers

or the

Company Group

(but solely

to the
extent incurred at or prior to Closing), will be paid by the Sellers prior to the Closing Date.

11.3 Notices
.

All notices,

requests, demands

or other

communications that

are required

or may
be given pursuant to the terms

of this Agreement must be in writing and will

be deemed to have been duly
given:

(a) on the date of delivery, if personally delivered

by hand; (b) upon the date scheduled for delivery,
if such notice is sent by a nationally recognized overnight-express courier or (c) upon written confirmation of

receipt

by

the

recipient

of

such

notice

(including

any

automatic

confirmation

that

is

received),

if
transmitted by electronic mail:
If to the Company Group (prior to the Closing) or any Seller, to the Sellers’ Representative:
c/o Echo Lake Foods, Inc.
316 W Grove St.
Burlington, WI 53105
Attention:

Scott Meinerz, President
Email:

with a

copy, in

connection with

any notice

to the

Company Group

(prior to

the Closing)

or to

any
Seller or to the Sellers’ Representative, which will not constitute notice, to:
Reinhart Boerner Van Deuren s.c.
N16 W23250 Stone Ridge Dr., Suite One
Waukesha, WI 53188
Attention:

Vincent J. Beres; Blake Knickelbein
Email:

and in the case of Buyer (or following the Closing, the Company Group) to:
Cal-Maine Foods, Inc.
1052 Highland Colony Pkwy
Suite 200
Ridgeland, MS 39157
Attention:

Sherman L. Miller, President and CEO

Robert L. Holladay, Jr., Vice President and General Counsel
Email:

with a copy, which will not constitute notice, to:
Sidley Austin LLP
1000 Louisiana, Suite 5900
Houston, Texas 77002
Attention:

J. Mark Metts
Email:

or at such other address

or electronic mail address, as

applicable, as may have been

specified by like notice.
11.4 Headings
.

The descriptive headings

of the several Articles and

Sections of this Agreement
are inserted for convenience only and do not constitute a part of the Agreement.
11.5 Entire Agreement
.

This Agreement, the Ancillary Agreements, the

Exhibits, the

Schedules
and the Confidentiality Agreement

constitute the entire agreement between the Parties (to the extent parties
thereto) pertaining

to the

subject matter

hereof and

supersede all

prior and

contemporaneous agreements,
understandings, negotiations and

discussions, whether oral

or written, of

the Parties pertaining

to the subject
matter hereof.

11.6 Waiver
.

At any

time prior

to the

Closing, any

Party hereto

may (a) extend

the time

for the
performance of any of the obligations or

other acts of any other Party or

(b) waive compliance with any of
the agreements of any other Party or with any

conditions to its own obligations.

Any agreement on the part
of a Party hereto

to any such extension

or waiver will be

valid only if

set forth in an

instrument in writing
signed on

behalf of

such Party.

Notwithstanding the

foregoing provisions

of this

Section
11.6
, any

extension
or waiver

executed by

the Sellers’ Representative

on behalf

of the

Sellers in

accordance with

Section
2.7
shall be valid and binding with respect to each Seller.
11.7 Amendment
.

This Agreement

may not be

amended except by

an instrument in

writing signed
by each of the Parties.

No supplement, alteration or modification of this Agreement will be binding unless executed

in

writing

by

the

Parties.

Notwithstanding

the

foregoing

provisions

of

this

Section
11.7
,

any
supplement, alteration

or modification

executed by

the Sellers’ Representative

on behalf

of the

Sellers in
accordance with Section
2.7

shall be valid and binding with respect to each Seller.
11.8
Public

Statements
.

Following

the

date

hereof,

no

Party

(or Affiliate

thereof)

will

issue

a
press release

or announcement

concerning this Agreement

and the

Transactions without

the prior

written
consent

of

the

Sellers’ Representative

and

Buyer;

provided,

however,

that

Buyer

may

issue

any

public
announcement or other public disclosures (a) required

by applicable Law or (b) required

by the rules of any
stock exchange upon

which any class

of Buyer’s capital

stock is traded,

but only if,

in each case,

Buyer uses
commercially

reasonable

efforts

to

afford

the

Sellers’ Representative

an

opportunity

to

first

review

the
content of the proposed disclosure and provide reasonable comments thereon.

Buyer agrees to provide the
Sellers’ Representative a

copy of any proposed press release or announcement permitted hereunder as soon as practicable

prior to

the proposed

date of

dissemination thereof.

Buyer shall

give reasonable

consideration
to any suggested changes to such proposed press release or

announcement that are requested by the Sellers’
Representative.

Notwithstanding the

foregoing, no

additional consent

from the

Sellers’ Representative is
required for

any subsequent

statements by

or on

behalf of

Buyer that

are consistent

with any

such public
announcements

or

other

public

disclosures

that

have

already

been

made

in

compliance

with

this
Section
11.8.
11.9 Assignment
.

The provisions of this Agreement will be binding

upon and inure to the benefit
of the

Parties to

this Agreement

and their

respective successors

and permitted

assigns, but

no Party

may
assign,

delegate

or

otherwise

transfer

any

of

its

rights

or

obligations

under

this Agreement

without

the
consent

of Buyer

or

the

Sellers’ Representative,

as

the case

may

be;

provided,

however, that

Buyer

may
assign

its

rights

and

obligations

hereunder

without

the

prior

written

consent

of

the

other

Parties

to

any
Affiliates;

provided

further

that

no

such

assignment

shall

relieve

Buyer

of

its

obligations

under

this
Agreement.
11.10 Independent Covenants
.

The covenants contained herein are independent and

separate, and
in the

event that

any provision

contained herein

is declared

invalid or

illegal, the

other provisions

hereof
will not be affected or impaired thereby and will remain valid and enforceable.
11.11 Governing Law
.

This Agreement

and the other documents

delivered pursuant hereto and

the
legal relations between the Parties will be governed

and construed in accordance with the Laws of

the State
of Delaware, without giving effect to principles of conflict of laws.
11.12 Jurisdiction; Venue .
(a)
Except

as

specifically

provided

in

Section
2.4

(which

shall

govern

any

dispute
thereunder), each of the

Parties (i) irrevocably submits itself

to exclusive jurisdiction of

the Court of
Chancery of the State of Delaware (provided, however, that, in the event subject matter jurisdiction is declined by or

unavailable in the Court

of Chancery, then such

action, suit or proceeding

will be
heard and determined exclusively in any other state court sitting in the State of Delaware; provided

further that,

in the

event subject

matter jurisdiction

is declined

by or

unavailable in

any such

state
court,

then such

action, suit

or proceeding

will be

heard

and determined

exclusively in

any other
federal court sitting

in the State

of Delaware) with

respect to any

action, suit or

proceeding arising
out of or relating to this Agreement, any of the Transactions or any facts and circumstances leading to its execution or performance,

(ii) agrees that it will not

attempt to deny or defeat

such jurisdiction
by motion

or other

request for

leave from

such courts,

(iii) agrees not

to bring

any action,

suit or
proceeding

against

any

other

Party

arising

out

of

or

relating

to

this

Agreement,

any

of

the
Transactions

or

any

facts and

circumstances

leading to

its

execution

or performance

in

any

other
court and

(iv) waives any

defense of

inconvenient forum

to the

maintenance of

any action,

suit or
proceeding so

brought.

The Parties

agree

that

a final

judgment in

any such

action

or proceeding
shall be conclusive

and may

be enforced

in other

jurisdictions by

suit on

the judgment

or in

any other
manner provided by applicable Law.

Each of the Parties

agrees to waive any bond,

surety or other
security

that

might

be

required

of

any

other

Party

with

respect

to

any

action,

suit

or

proceeding,
including any appeal thereof.
(b) Each of the Parties agrees that service of any process, summons, notice or document in accordance

with Section
11.3

will be

effective service

of process

for any

action, suit

or proceeding
brought against

it by

any other

Party in

connection with

Section
11.12(a)
; provided,

however, that
nothing contained herein will affect

the right of any

Party to serve legal process

in any other manner
permitted by applicable

Law.

Notwithstanding the

foregoing, the consents

to jurisdiction set

forth
in Section
11.12(a)

will not constitute

general consents to

service of process

in the State

of Delaware
and shall

have no

effect for

any purpose

except as

provided in

this

Section
11.12

and will

not be
deemed to confer rights on any Person other than the Parties.
(c)
EACH OF THE

PARTIES HERETO HEREBY

ACKNOWLEDGES AND

AGREES
THAT

ANY

CONTROVERSY

THAT

MAY

ARISE

UNDER

OR

RELATING

TO

THIS
AGREEMENT, THE ANCILLARY AGREEMENTS OR THE TRANSACTIONS IS

LIKELY TO
INVOLVE

COMPLICATED

AND

DIFFICULT

ISSUES,

AND

THEREFORE

IT

HEREBY
IRREVOCABLY AND

UNCONDITIONALLY

WAIVES

ALL

RIGHTS

IT

MAY

HAVE

TO

A
TRIAL BY JURY IN

RESPECT OF ANY LITIGATION (WHETHER

BASED ON

CONTRACT,
TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY

ARISING OUT OF OR RELATING TO
THIS

AGREEMENT,

THE

ANCILLARY

AGREEMENTS,

THE

TRANSACTIONS

OR

THE
FACTS OR CIRCUMSTANCES LEADING

TO ITS EXECUTION OR PERFORMANCE.

EACH
PARTY CERTIFIES

AND ACKNOWLEDGES

THAT (i) NO

PARTY OR

REPRESENTATIVE OR
AFFILIATE

THEREOF

HAS

REPRESENTED,

EXPRESSLY

OR

OTHERWISE,

THAT

SUCH
OTHER PARTY WOULD

NOT, IN

THE EVENT

OF LITIGATION,

SEEK TO

ENFORCE THE
FOREGOING

WAIVER,

(ii) IT

UNDERSTANDS

AND

HAS

CONSIDERED

THE
IMPLICATIONS

OF

SUCH

WAIVER,

(iii) IT

MAKES

SUCH

WAIVER

KNOWINGLY AND
VOLUNTARILY

AND (iv) IT

HAS BEEN

INDUCED TO

ENTER INTO

THIS

AGREEMENT BY,
AMONG OTHER THINGS,

THE MUTUAL WAIVERS AND CERTIFICATIONS

CONTAINED
IN THIS PARAGRAPH.
11.13 Counterparts
.

This Agreement

may

be

executed

in

any

number

of

counterparts,

each

of
which when

so executed

will be

deemed an

original but

all of

which together

will constitute

one and

the
same instrument.

Delivery of

an executed counterpart

of a signature

page to this Agreement

by facsimile
transmission or by electronic

transmission of a .pdf or

other electronic file shall be

as effective as delivery
of a manually signed counterpart of this Agreement.
11.14
Withholding

or

Granting

of

Consent
.

Except

as

otherwise

provided

in

this

Agreement
(including

any

provision

that

requires

that

consent

is

not

to

be

unreasonably

withheld,

conditioned

or
delayed), each Party hereto may, with respect to any consent or approval that such Party is entitled to grant pursuant

to

this Agreement

or

any

other

document

or

instrument

or

agreement

delivered

or

entered

into
pursuant hereto, grant or withhold such

consent or approval in its sole

and uncontrolled discretion, with or
without cause, and subject to such conditions as it will deem appropriate.
11.15
Specific

Enforcement
.

The

Parties

acknowledge

that,

in

view

of

the

uniqueness

of

the
business of the

Company Group and

the Transactions, neither Buyer

nor the Sellers

will have an

adequate
remedy

at

law

for

money

damages,

and

that

irreparable

damage

would

occur,

in

the

event

that

this
Agreement

has

not

been

performed

in

accordance

with

its

terms

by

the

other

Parties,

and

therefore,

the
Parties

agree

that

Buyer

or

the

Sellers’ Representative,

as

the

case

may

be,

will

be

entitled

to

seek

an
injunction or

injunctions and

specific enforcement

of the

terms hereof

with respect

to the

Transactions in
the event

of breach

or expressly

threatened

breach by

the other

Party in

addition to

any other

remedy

to
which the

Parties may

be entitled,

at Law

or in

equity, for

such breach

without the

requirement of

the posting
of any bond therefor.

The rights in this Section
11.15

are in addition to any other

remedy to which a Party
may be entitled at

law or in equity,

and the exercise by

a Party of one

remedy shall not preclude

the exercise
of any other remedy, and except as

otherwise provided in this

Agreement, nothing herein shall be construed
as a

waiver by

Buyer or

the Sellers

of any

right they

may now

have or

hereafter acquire

to monetary

damages
from the other Parties by reason

of any injury to its property, or

otherwise arising out of any breach

or any
otherwise wrongful act

or omission by

such Parties; provided,

however, that, notwithstanding

the foregoing,
under

no

circumstances

shall

any

Person

be

permitted

or

entitled

to

receive

in

connection

with

this
Agreement both (a) a grant

of specific performance to

require Buyer to consummate

the Closing and (b) the
payment of monetary damages of any kind.
11.16 Non-Recourse
.

All claims, obligations, liabilities or causes of action (whether in contract or in tort, at law or in

equity or granted by statute) that

may be based upon, in respect

of, arise under, out or by
reason

of, be

connected with,

or relate

in any

manner

to this

Agreement or

the negotiation,

execution or
performance of this

Agreement (including any representation

or warranty made in,

in connection with, or

as
an inducement to, this

Agreement), may be made

against (and such representations and

warranties are those
solely of) only

the Parties.

Notwithstanding anything that

may be expressed

or implied in

this Agreement
to the contrary, the Parties agree and

acknowledge that no recourse under this

Agreement or any documents
or instruments delivered hereunder or

the Transactions shall be

had against any Person who

is not a Party to
this

Agreement,

including

any

director,

officer,

employee,

incorporator,

member,

partner,

manager,
stockholder, Affiliate, agent, attorney or

representative of, and any financial advisor or lender to, any of the foregoing

(together,

the

“Nonparty Affiliates,”

it

being

acknowledged

and

agreed,

for

the

avoidance

of
doubt,

that

none

of

Buyer,

the

Company

Group

or

the

Sellers

shall

be

Nonparty Affiliates

hereunder),
whether by

the enforcement

of any

assessment or

by any

legal or

equitable litigation,

or by

virtue of

any
Law,

or

by

virtue

of

any

breach

or

alleged

breach

hereof

or

thereof,

the

negotiation,

execution

or
performance hereof or

thereof or the

Transactions or in

respect of any

other document or

theory of law

or
equity or in

respect of any

oral or written

representations made or

alleged to be

made in connection

herewith
or therewith

(whether by

or through

attempted piercing

of the

corporate veil,

whether at

law or

in equity,
and whether

in contract

or in

tort or

otherwise), it

being expressly

agreed and

acknowledged that

no personal
liability whatsoever

shall attach

to, be

imposed on

or otherwise

be incurred

by any

Nonparty Affiliate for
any obligation of

any Party under

this Agreement,

any or any

documents or instruments

delivered hereunder
or the Transactions for any

claim based on, in

respect of or by reason

of such obligations or their

creation.

Without

limiting

the

foregoing,

no

claim

will

be

brought

or

maintained

by

any

Party

or

any

Nonparty
Affiliate

or

any

of

their

respective

successors

or

permitted

assigns

against,

and

no

Person

shall

seek

to
recover monetary damages from,

any Nonparty

Affiliate, and no recourse

will be brought or

granted against
any

of

them,

by

virtue

of

or

based

upon

any

alleged

misrepresentation

or

inaccuracy

in

or

breach

or
nonperformance of any of the

representations, warranties, covenants or agreements

of any Party set forth

or
contained in

this

Agreement or

any documents

or instruments

delivered hereunder

or the

Transactions.

Each
Nonparty Affiliate shall be an

express third-party beneficiary of, and entitled to enforce, this Section
11.16.

11.17
Waiver

of

Conflicts
.

Reinhart

Boerner

Van

Deuren

s.c
.
(“Reinhart”)

has

acted

as

legal
counsel to

the Company

Group, its

Affiliates and

the Sellers
’

Representative prior

to the

Closing with

respect
to

various

matters,

including

the

Transactions

and

by

acting

as

legal

counsel

to

certain Affiliates

of

the
Company

Group

and

the

Sellers
’

Representative,

and

may

continue

following

the

Closing

to

represent
certain Affiliates

of the

Company

Group

and the

Sellers
’

Representative with

respect to

various matters,
including the

Transactions and

by acting

as legal

counsel to

certain Affiliates of

the Company

Group and
the

Sellers
’

Representative.

Each

of

the

Parties,

on

behalf

of

themselves

and

each

of

their

respective
Affiliates, hereby

waives any

conflicts of

interest that

may arise

in connection

with the

representation by
Reinhart of

the Company

Group, its Affiliates and

the Sellers
’

Representative with

respect to

any matters
that have already occurred or that may arise in the future,

including the Transactions and by acting as legal
counsel to

certain Affiliates of

the Company

Group and

the Sellers
’

Representative.

All communications
that involve

attorney-client confidences

and that

have arisen

or may

arise in

the future

between the

Company
Group, on the one

hand, and Reinhart, on

the other hand, to

the extent related to

negotiation, documentation
and consummation of the Transactions, shall be deemed to be confidences that belong solely to the Sellers ’
Representative, and

no other

Person shall

have any

access thereto.

Furthermore, all

communications that
involve

attorney-client

confidences

and

that

have

arisen

or

may

arise

in

the

future

with

respect

to

any
representation by Reinhart of any Affiliate

of the Company Group or the Sellers
’

Representative (including
any that may

have arisen or

that may in

the future arise

in connection with

the Transactions)

shall be deemed
to

be

attorney-client

confidences

that

belong

solely

to

such

Person,

and

no

other

Person

shall

have

any
access

thereto.

Without

limitation

of

the

foregoing,

no

Person

may

use

or

rely

on

any

communications
described in the immediately preceding sentence in any claim, dispute, action,

suit or proceeding against or
involving any

of the

Sellers.

Notwithstanding the foregoing,

if after

the Closing

a dispute

arises between
Buyer or one or more

of its Affiliates (including, after the Closing, the Company Group),

on the one hand,
and a third party other than (and unaffiliated with) any of the Sellers, on the other hand,

then Buyer or such
Affiliate (to the

extent applicable) may

assert the attorney-client

privilege to prevent

disclosure to such

third
party

of

confidential

communications

by

Reinhart;

provided,

however,

that

neither

Buyer

nor

any

of

its
Affiliates may

waive such

privilege without

the prior

written consent

of the

Sellers
’

Representative.

No
term

of

this

Section
11.17

may

be

amended,

waived

or

modified

without

the

prior

written

consent

of
Reinhart.
[Signature Pages Follow; Remainder of Page Intentionally Left Blank]

1
IN WITNESS

WHEREOF, each of

the Parties has

executed this

Agreement as of

the date first

above
written.
BUYER:
CAL-MAINE FOODS, INC.
By: /s/ Sherman L. Miller

Sherman L. Miller
President and CEO
[Signature Pages Continue on Next Page]

1
TRANSFERORS:
ECHO LAKE PROPERTIES, LLC
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

Manager and President
ELKIN PROPERTIES, LLC
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

Manager and President
COMPANY GROUP:
ECHO LAKE FOODS, INC.
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title: President
ELT, LLC
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

Manager and President
ECHO LAKE HUNTINGTON, INC.
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

President

2
XENITEL, INC.
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

President
ECHO LAKE HUNTINGTON 435, LLC
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

Manager
BLUE GRASS REAL ESTATE CO, LLC
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

Manager
ECHO YORKVILLE, LLC
By: /s/ Scott Meinerz

Name:

Scott Meinerz
Title:

Manager
[Signature Pages Continue on Next Page]

1
VOTING SECURITYHOLDERS:
THORNHILL FAMILY

TRUST
By: /s/ Lynn Thornhill

Lynn Thornhill
Trustee
/s/ Leigh Peterson

Leigh Peterson
/s/ Sandra Townsend

Sandra Townsend
/s/ Timothy Meinerz

Timothy Meinerz
/s/ Gregory Meinerz

Gregory Meinerz
/s/ Scott Meinerz

Scott Meinerz
/s/ Luann Meinerz Namowicz

Luann Meinerz Namowicz

2
EXHIBIT A
ACCOUNTING PRINCIPLES
ARTICLE XIICAPITALIZED

TERMS USED BUT NOT DEFINED IN THIS EXHIBIT A (THESE
“ACCOUNTING PRINCIPLES”) SHALL HAVE

THE RESPECTIVE MEANINGS ASCRIBED
TO SUCH TERMS IN THE AGREEMENT.
ARTICLE XIIITHE CLOSING CERTIFICATE

AND CLOSING STATEMENT

(TOGETHER,
THE “STATEMENTS

”) SHALL BE PREPARED ON A COMBINED BASIS FOR THE
COMPANY GROUP IN ACCORDANCE WITH THE FOLLOWING POLICIES AND
PROCEDURES IN THE FOLLOWING ORDER OF PRIORITY:
13.1
the accounting principles, policies, practices, methodologies and procedures set out in these
Accounting Principles (“Specific Accounting Policies”);
13.2
to

the

extent

not

covered

by

clause
13.1

above,

consistent

with

accounting

principles,
policies, treatments, categorizations,

practices, methods, and

bases as were

used in the

preparation of the
unaudited combined interim

balance sheets as

of February 28, 2025, included

in the Unaudited

Financial
Statements; and
13.3
to the extent not

covered by clauses
13.1

and
13.2

above, in accordance with

GAAP as of

the
Calculation Time.
In the event of a conflict,

clause
13.1

will have priority over clauses
13.2

and
13.3
, and clause
13.2
will have priority over clause
13.3.
Specific Accounting Policies
As required

by clause
13.1

above, the

Statements shall

be prepared

in accordance

with the

following specific
principles:
ARTICLE XIVTHE SOLE REFERENCE FOR THE PREPARATION

OF THE STATEMENTS
SHALL BE THE ASSOCIATED DEFINITIONS SET OUT IN THE AGREEMENT AND THESE
ACCOUNTING PRINCIPLES, AND IN THE EVENT OF A CONFLICT BETWEEN THE
DEFINITIONS SET OUT IN THE AGREEMENT AND THESE ACCOUNTING PRINCIPLES
THE DEFINITIONS SET OUT IN THE AGREEMENT SHALL PREVAIL.
ARTICLE XVTHE STATEMENTS

SHALL:
15.1
be prepared on the basis the

Company Group is a going concern

and shall exclude the effect
of any change of Law or GAAP after the Calculation Time.
15.2
be

interpreted

to

avoid

double

counting

(whether

positive

or

negative)

of

any

item

to

be
included in the Statements.
15.3
be prepared in accordance with the specific procedures that would be adopted at a financial
year-end, including detailed analyses of prepayments and accruals and performance of cut-off procedures.
15.4
be prepared

in a

format set

out in

Schedule B-1 to

the Agreement (the

“Reference Balance
Sheet”) by reference to the trial balance account codes of the Company Group.

The underlying assets and
liabilities

shall

be

classified

between

the

columns

labeled

“Cash,”

“Working

Capital,”

“Indebtedness,”
“Company

Group

Expenses,”

“Tax

Liability

Amount”

and

“Other”

on

a

basis

consistent

with

the

3
classification

of

the

equivalent

line

item

set

forth

in

the

Reference

Balance

Sheet.

To

the

extent

the
methodologies

utilized

in

calculating

the

underlying

amounts

set

forth

in

the

Reference

Balance

Sheet
conflict

with

the

Accounting

Principles,

the

Accounting

Principles

shall

prevail.

To

the

extent

any

new
account codes are

created between the

date of the

Reference Balance Sheet

and the Calculation

Time, the
amounts included therein

will be (i) classified and

allocated to an

existing trial balance

account code based
on the nature

of the

new account

code and (ii)

included in

or excluded from

“Cash,” “Working

Capital,”
“Indebtedness,” “Company Group Expenses,” “Tax Liability Amount”

and “Other” on a basis consistent
with the existing account code.
15.5
exclude

any

right-of-use

assets

or

liabilities

required

to

be

recorded

as

such

by

FASB
Accounting

Standards

Codification

Topic

842, Accounting

for

Leases,

in

respect

of

any

operating

leases
(except for any past due related liabilities, which shall be included as a liability in Working Capital).
15.6 not exclude any item or amount solely on the grounds of materiality.
ARTICLE XVIANY INTERCOMPANY BALANCES BETWEEN OR AMONG THE COMPANY
GROUP SHALL BE RECONCILED AND ELIMINATED PRIOR TO

THE CALCULATION
TIME.

ANY BALANCES THAT ARE NOT RECONCILED AS OF THE CALCULATION

TIME
SHALL BE EXCLUDED FROM WORKING CAPITAL.
ARTICLE XVIIFOR PURPOSE OF CALCULATING

WORKING CAPITAL:
17.1
there shall

be no

change in

the classification

(i) to a

current asset

or a

current liability

of
any asset or liability that has not previously been characterized as a current asset or current liability in the
Reference Balance Sheet or

(ii) to a long-term asset

or long-term liability of

any asset or liability

that has
not previously

been characterized

as a

long-term asset

or long-term

liability in

the Reference

Balance Sheet,
in each

case, other

than such

a change

resulting solely

from the

passage of

time between

the date

of the
Reference Balance Sheet and the Calculation Time.
17.2
prepayments made as

of the Calculation

Time shall be

included in Working

Capital only to
the extent they give rise to an economic benefit to Buyer after the Closing.
ARTICLE XVIIITHE OBLIGATION

FOR FISCAL YEAR 2025 ANNUAL BONUS EARNED AND
UNPAID AS OF IMMEDIATELY

PRIOR TO CLOSING SHALL BE INCLUDED IN
INDEBTEDNESS, CALCULATED ON A PRO RATA

BASIS, BASED ON (A) THE NUMBER OF
DAYS

BETWEEN JANUARY 1, 2025 AND THE CLOSING DATE

AND (B) THE EMPLOYEE
BONUS BUDGET FOR FISCAL YEAR 2025.

FOR AVOIDANCE

OF DOUBT, THE
EMPLOYER PORTION OF ANY TAXES

DUE ON SUCH AMOUNTS SHALL BE
CALCULATED AND INCLUDED IN INDEBTEDNESS IN ADDITION TO

THE PRO RATA
PORTION OF THE UNPAID

BONUSES EARNED AS OF IMMEDIATELY

PRIOR TO
CLOSING.

TO THE EXTENT THE BONUS IS EXPECTED TO EXCEED THE EMPLOYEE
BONUS BUDGET FOR FISCAL YEAR 2025, THE BONUS LIABILITY SHALL BE EQUAL TO
THE PRO-RATA

AMOUNT BASED ON THE REVISED EMPLOYEE BONUS BUDGET FOR
FISCAL YEAR 2025.
ARTICLE XIXTHE REFUND FROM KENTUCKY RELATED

TO SALES AND USE TAX
RECORDED IN ACCOUNT #1212-00 (TAX RECEIVABLES) , SHALL BE INCLUDED IN THE
CALCULATION OF CASH.

4
EXHIBIT B
FORM OF
CLOSING CERTIFICATE
1
Reference is

made to

that certain

Securities Purchase Agreement,

dated as

of April [●], 2025

(the
“Agreement”),

by

and

among

Cal-Maine

Foods,

Inc.,

a

Delaware

corporation

(“Buyer”);

the

following
companies to be

acquired, directly or

indirectly, by Buyer

on the terms

and subject to

the conditions set

forth
in the

Agreement (each,

a “Company”

and, collectively,

the “Companies”

or the

“Company Group”):

(i)
Echo Lake Foods, Inc., a Wisconsin corporation

(“Echo Lake Foods”), (ii) ELT,

LLC, a Wisconsin limited
liability company (“ELT”), (iii)

Echo Lake Huntington, Inc.,

a Wisconsin corporation (“Huntington”), (iv)
Xenitel, Inc.,

a Wisconsin

corporation (“Xenitel”),

(v) Echo

Lake Huntington

435, LLC,

a Wisconsin

limited
liability company

(“Huntington 435”),

(vi) Blue

Grass Real

Estate Co,

LLC, a Wisconsin

limited liability
company

(“Blue

Grass”),

and

(vii)

Echo

Yorkville,

LLC,

a

Wisconsin

limited

liability

company
(“Yorkville”); the following transferring entities and securityholders (each,

a “Seller” and, collectively, the
“Sellers”): (i) Echo Lake

Properties, LLC, a

Wisconsin limited liability company

(“Echo Lake Properties”),
(ii)

Elkin

Properties,

LLC,

a

Wisconsin

limited

liability

company

(“Elkin

Properties”),

(iii)

the

holders,
collectively, of 100% of

the Class A voting shares of Echo Lake

Foods, as set forth

on the signature pages
to

the Agreement

(each,

a

“Voting

Securityholder”

and,

collectively,

the

“Voting

Securityholders”);

and
Scott

Meinerz,

in

his

capacity

as

Sellers’ Representative.

All

capitalized

terms

used

but

not

otherwise
defined herein shall have the respective meanings ascribed to them in the Agreement.
This

Closing

Certificate

is

delivered

to

Buyer

pursuant

to

Section 2.3

of

the

Agreement.

In
accordance with Section 2.3 of the Agreement, the Sellers’ Representative, on behalf of the Sellers, hereby certifies that the items

below set forth, in

reasonable detail, the Sellers’

Representative’s good faith estimate
of:

(a) the Estimated Adjustment

Amount (and each component thereof and including the subtotal for each
Transferor

Group);

(b) the

Estimated Adjusted

Equity

Price

(including

the

subtotal

for

each

Transferor
Group); and

(c) the Closing

Date Payment,

in each

case, as

calculated in

accordance with

the Accounting
Principles.
1 Note to Draft
:

The amounts shown below are illustrative and are consistent with the amounts shown in Exhibit C.

5
ARTICLE XXESTIMATED

ADJUSTMENT AMOUNT:
20.1
Estimated Cash

$[●]
(a) Echo Lake Foods Group $[●]
(b) Echo Lake Properties Group $[●]
(c) Elkin Properties Group $[●]
20.2 Estimated Company Group Expenses $[●]
(a) Echo Lake Foods Group $[●]
(b) Echo Lake Properties Group $[●]
(c) Elkin Properties Group $[●]
20.3 Estimated Indebtedness $[●]
(a) Echo Lake Foods Group $[●]
(b) Echo Lake Properties Group $[●]
(c) Elkin Properties Group $[●]
20.4
Estimated

Working

Capital

over

Target

Working
Capital
$[●]
(a) Echo Lake Foods Group $[●]
(b) Echo Lake Properties Group $[●]
(c) Elkin Properties Group $[●]
20.5
Target

Working

Capital

over

Estimated

Working
Capital
$[●]
(a) Echo Lake Foods Group $[●]
(b) Echo Lake Properties Group $[●]
(c) Elkin Properties Group $[●]
20.6 Estimated Tax Liability Amount $[●]
(a) Echo Lake Foods Group $[●]
(b) Echo Lake Properties Group $[●]
(c) Elkin Properties Group $[●]
20.7
Estimated

Adjustment

Amount

(I.A

minus

I.B
minus I.C plus

the excess,

if any,

of I.D minus

the excess,

if any,
of I.E minus I.F)
($[●])
(a) Echo Lake Foods Group ($[●])
(b) Echo Lake Properties Group ($[●])
(c) Elkin Properties Group ($[●])
ARTICLE XXIESTIMATED

ADJUSTED EQUITY PRICE:

6
21.1 Purchase Price
$[250,000,000]

21.2 Estimated Adjustment Amount
$[●]

1. Echo Lake Foods Group $[●]
2. Echo Lake Properties Group $[●]
3. Elkin Properties Group $[●]
21.3 Adjustment Escrow Amount $[●]
21.4 Indemnification Escrow Amount $[●]
21.5
Estimated Adjusted

Equity Price
(II.A minus

II.B,
if II.B is negative

or plus II.B, if II.B

is positive minus II.C

minus
II.D)
$[●]

1. Echo Lake Foods Group $[●]
2. Echo Lake Properties Group $[●]
3. Elkin Properties Group $[●]
ARTICLE XXIICLOSING DATE

PAYMENT:

$[●]
[Signature Page Follows; Remainder of Page Intentionally Left Blank]

7
IN WITNESS WHEREOF, the undersigned has executed this Closing Certificate as of the date first written above.

SCOTT MEINERZ,
solely in his capacity as Sellers’ Representative

8
EXHIBIT C
CONSIDERATION ALLOCATION

SCHEDULE
Reference is

made to

that certain

Securities Purchase Agreement,

dated as

of April [●], 2025

(the
“Agreement”),

by

and

among

Cal-Maine

Foods,

Inc.,

a

Delaware

corporation

(“Buyer”);

the

following
companies to be

acquired, directly or

indirectly, by Buyer

on the terms

and subject to

the conditions set

forth
in the

Agreement (each,

a “Company”

and, collectively,

the “Companies”

or the

“Company Group”):

(i)
Echo Lake Foods, Inc., a Wisconsin corporation

(“Echo Lake Foods”), (ii) ELT,

LLC, a Wisconsin limited
liability company (“ELT”), (iii)

Echo Lake Huntington, Inc.,

a Wisconsin corporation (“Huntington”), (iv)
Xenitel, Inc.,

a Wisconsin

corporation (“Xenitel”),

(v) Echo

Lake Huntington

435, LLC,

a Wisconsin

limited
liability company

(“Huntington 435”),

(vi) Blue

Grass Real

Estate Co,

LLC, a Wisconsin

limited liability
company

(“Blue

Grass”),

and

(vii)

Echo

Yorkville,

LLC,

a

Wisconsin

limited

liability

company
(“Yorkville”); the following transferring entities and securityholders (each,

a “Seller” and, collectively, the
“Sellers”): (i) Echo Lake

Properties, LLC, a

Wisconsin limited liability company

(“Echo Lake Properties”),
(ii)

Elkin

Properties,

LLC,

a

Wisconsin

limited

liability

company

(“Elkin

Properties”),

(iii)

the

holders,
collectively, of 100% of

the Class A voting shares of Echo Lake

Foods, as set forth

on the signature pages
to

the Agreement

(each,

a

“Voting

Securityholder”

and,

collectively,

the

“Voting

Securityholders”);

and
Scott

Meinerz,

in

his

capacity

as

Sellers’ Representative.

All

capitalized

terms

used

but

not

otherwise
defined herein shall have the respective meanings ascribed to them in the Agreement.

9
2
ARTICLE XXIIIALLOCATION

OF PURCHASE PRICE:
THE PURCHASE PRICE SHALL BE ALLOCATED AMONG THE TRANSFEROR
GROUPS AS FOLLOWS:
23.1
Echo Lake Foods Group

$[248,540,813]
23.2 Echo Lake Properties Group $[1,762,300]
23.3 Elkin Properties Group $[7,777,550]
ARTICLE XXIVESTIMATED

ADJUSTMENT AMOUNT / FINAL ADJUSTMENT AMOUNT (
AS
APPLICABLE ):
24.1 Estimated Cash / Closing Cash (as applicable) $__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________
24.2
Estimated

Company

Group

Expenses

/

Company
Group Expenses (as applicable)
$__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________
24.3 Estimated Indebtedness / Closing Indebtedness (as
applicable)
$__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________
24.4
Estimated

Working

Capital

over

Target

Working
Capital /

Closing Working

Capital over

Target Working

Capital
(as applicable)
$__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________
24.5
Target

Working

Capital

over

Estimated

Working
Capital /

Target Working

Capital over

Closing Working

Capital
(as applicable)
$__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________
24.6
Estimated

Tax

Liability

Amount

/

Closing

Tax
Liability Amount (as applicable)
$__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________
24.7
Estimated Adjustment

Amount /

Final

Adjustment
Amount

(as

applicable)

(II.A

minus

II.B

minus

II.C

plus

the
excess, if any, of II.D minus the excess, if any, of II.E minus II.F)
$__________
(a) Echo Lake Foods Group $__________
(b) Echo Lake Properties Group $__________
(c) Elkin Properties Group $__________

10
ARTICLE XXVESTIMATED

ADJUSTED EQUITY PRICE / FINAL ADJUSTED EQUITY PRICE
( AS APPLICABLE ):
25.1 Purchase Price
$[258,080,663]

1.
Echo Lake Foods Group

$[248,540,813]
2. Echo Lake Properties Group $[1,762,300]
3. Elkin Properties Group $[7,777,550]
25.2
Estimated

Adjustment

Amount

/

Final

Adjustment
Amount (as applicable)
$__________

1. Echo Lake Foods Group $__________
2. Echo Lake Properties Group $__________
3. Elkin Properties Group $__________
25.3
Adjustment Escrow

Amount (allocated

in the

same
proportions as the Purchase Price)
$__________
1.
Echo Lake Foods Group

$__________
2. Echo Lake Properties Group $__________
3. Elkin Properties Group $__________
25.4
Indemnification

Escrow

Amount

(allocated

in

the
same proportions as the Purchase Price)
$__________
1.
Echo Lake Foods Group

$__________
2. Echo Lake Properties Group $__________
3. Elkin Properties Group
$__________
25.5
Estimated Adjusted Equity

Price /

Final Adjusted
Equity Price (as applicable)
(III.A minus III.B, if III.B is

negative
or plus III.B, if III.B is positive minus III.C minus III.D)
$__________

1. Echo Lake Foods Group $__________
2. Echo Lake Properties Group $__________
3. Elkin Properties Group $__________
2

Note to Draft:

Allocations to Echo Lake Properties Group and Elkin Properties Group tie to tax gross-up calculation, with the remainder allocated to Echo Lake Foods Group.

11
EXHIBIT D
FORM OF
EXCLUDED ASSET ASSIGNMENT AGREEMENT
THIS EXCLUDED

ASSET

ASSIGNMENT

AGREEMENT (this

“Agreement”) is

made and

entered
into

as

of

April [__], 2025

by

and

between

ECHO

LAKE

FOODS, LLC,

a

Delaware

limited

liability
company,

as

successor

by

conversion

to

ECHO

LAKE

FOODS,

INC.,

a

Wisconsin

corporation
(“Assignor”), and

MEINERZ HOLDINGS,

INC., a

Wisconsin corporation

(“Assignee”).

Reference is

made
to that certain

Securities Purchase Agreement, dated April [__], 2025 (the

“Purchase Agreement”), by and
among

Assignor,

ELT, LLC,

a

Wisconsin

limited

liability

company,

Echo

Lake

Properties, LLC,

a
Wisconsin limited

liability company,

Elkin Properties, LLC,

a Wisconsin

limited liability

company, Echo
Lake

Huntington, Inc.,

a

Wisconsin

corporation,

Xenitel, Inc.,

a

Wisconsin

corporation,

Echo

Lake
Huntington 435, LLC, a

Wisconsin limited liability

company, Blue Grass

Real Estate Co, LLC,

a Wisconsin
limited

liability

company,

Echo

Yorkville, LLC,

a

Wisconsin

limited

liability

company,

Cal-Maine
Foods, Inc., a

Delaware corporation,

the holders

of 100%

of the

issued and

outstanding shares

of Class A
voting common stock of Assignor and certain other parties.
RECITALS
A.

Assignee is the

sole member of Assignor,

and Assignor is classified

as a disregarded

entity
(within

the

meaning

of Treasury

Regulations

Section 301.7701-3(b)(1)(ii)

and

analogous

state

and

local
provisions) of Assignee for U.S. federal and applicable state and local income tax purposes.
B.

Assignor

desires

to

distribute

and

assign

the

Excluded Assets

to Assignee,

and Assignee
desires to accept such assignment.
C.

Capitalized

terms

not

otherwise

defined

herein

have

the

meaning

given

to

them

in

the
Purchase Agreement.
AGREEMENTS
In

consideration

of

the

recitals

and

the

mutual

agreements

contained

herein,

the

parties

agree

as
follows:

12
ARTICLE XXVIEFFECTIVE AS OF IMMEDIATELY

AFTER THE CONVERSIONS, ASSIGNOR
HEREBY DISTRIBUTES, TRANSFERS AND ASSIGNS TO ASSIGNEE ALL RIGHT,

TITLE
AND INTEREST IN AND TO THE EXCLUDED ASSETS, AND ASSIGNEE HEREBY ACCEPTS
SUCH ASSIGNMENT.
ARTICLE XXVIITHE PARTIES AGREE THAT

THE TRANSACTIONS CONTEMPLATED BY
THIS AGREEMENT ARE INTENDED TO BE TREATED

AS DISREGARDED FOR FEDERAL
AND APPLICABLE STATE

AND LOCAL INCOME TAX PURPOSES, AND SHALL FILE ALL
TAX RETURNS IN A MANNER CONSISTENT WITH SUCH INTENT.
ARTICLE XXVIIIIN THOSE CASES WHERE (A) ANY EXCLUDED ASSET IS NOT BY ITS
TERMS ASSIGNABLE OR (B) THE ASSIGNMENT OF SUCH EXCLUDED ASSETS
REQUIRES THE CONSENT OF A THIRD PARTY

IN CONNECTION WITH THE
TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT,

ASSIGNOR AND ASSIGNEE
WILL, PRIOR TO AND AFTER THE CLOSING, COOPERATE

AND USE THEIR
RESPECTIVE REASONABLE BEST EFFORTS TO OBTAIN

ALL CONSENTS AND WAIVERS
AND TO RESOLVE

ALL IMPRACTICALITIES OF ASSIGNMENTS AND TRANSFERS
NECESSARY TO CONVEY OR GIVE ASSIGNEE THE RIGHT TO ANY SUCH EXCLUDED
ASSETS.

IF ASSIGNOR COLLECTS ANY PAYMENTS

WITH RESPECT TO THE
EXCLUDED ASSETS, ASSIGNOR WILL REMIT SUCH AMOUNTS, WITHOUT OFFSET OR
HOLDBACK, TO ASSIGNEE NO LATER

THAN FIVE BUSINESS D
AY S AFTER THE DATE
ON WHICH SUCH COLLECTION OCCURS.
ARTICLE XXIXTHE TERMS AND CONDITIONS OF THIS AGREEMENT SHALL BE BINDING
UPON AND SHALL INURE TO THE BENEFIT OF THE PARTIES

AND THEIR RESPECTIVE
SUCCESSORS, ASSIGNS AND HEIRS.

THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS

OF THE STATE

OF
DELAWARE,

REGARDLESS OF CONFLICT OF LAW

PRINCIPLES.

THIS AGREEMENT
MAY

BE EXECUTED IN ONE OR MORE COUNTERPARTS,

EACH OF WHICH SHALL BE
DEEMED AN ORIGINAL AND ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE
DOCUMENT.

THIS AGREEMENT MAY

BE SIGNED AND DELIVERED BY FACSIMILE OR
ELECTRONICALLY

IN PORTABLE

DOCUMENT FORMAT (“.PDF”) OR ANY SIMILAR
ELECTRONIC FORMAT,

AND FACSIMILE OR .PDF SIGNATURES

SHALL BE BINDING
FOR ALL PURPOSES HEREOF.
[ Signature Page Follows; Remainder of Page Left Intentionally Blank ]

13
IN WITNESS WHEREOF, the parties have executed

this Assignment Agreement as

of the date first
written above.
ASSIGNOR:
ECHO LAKE FOODS, LLC
By:

Scott Meinerz, President
ASSIGNEE:
MEINERZ HOLDINGS, INC.
By:

Scott Meinerz, President

14
EXHIBIT E
FORM OF
OPERATING AGREEMENT
OF
ECHO LAKE FOODS, LLC
The

undersigned,

Meinerz

Holdings, Inc.,

a

Wisconsin

corporation

(the

“Member”),

is

entering

into

this
Operating

Agreement

(this

“Operating

Agreement”)

for

the

purpose

of

establishing

the

governance,
management

and

capitalization

of

Echo

Lake

Foods,

LLC,

a

Delaware

limited

liability

company

(the
“Company”).

The undersigned acknowledges and agrees as follows:

15
1.
THE CERTIFICATE

OF

FORMATION

OF

THE COMPANY,

FILED

WITH

THE
DELAWARE

SECRETARY

OF

STATE

,

EFFECTIVE

AS

OF

[__], 2025,

PURSUANT

TO

THE
CONVERSION

OF

ECHO

LAKE

FOODS,

INC.,

A

WISCONSIN

CORPORATION,

INTO

A
DELAWARE

LIMITED

LIABILITY

COMPANY,

IS

HEREBY

ADOPTED,

RATIFIED

AND
CONFIRMED.
2.
THIS

OPERATING

AGREEMENT,

TOGETHER

WITH

THE

APPLICABLE
PROVISIONS OF THE DELAWARE

LIMITED LIABILITY COMPANY

ACT (THE “ACT”), AS
SUPPLEMENTED BY THIS

OPERATING AGREEMENT,

SHALL GOVERN ALL RIGHTS

AND
OBLIGATIONS OF THE MEMBER.
3.
THE

SOLE

MEMBER

AND

EQUITY

OWNER

OF

THE

COMPANY

SHALL

BE
THE

MEMBER,

WHO

SHALL

OWN

100%

OF

THE

ISSUED

AND

OUTSTANDING

EQUITY
INTERESTS

IN

THE

COMPANY,

CONSISTING

OF

ONE

CLASS

CALLED

LIMITED
LIABILITY COMPANY MEMBERSHIP INTERESTS.
4.
THE

MEMBER

SHALL

BE

ENTITLED

TO

A

100%

INTEREST

IN

THE
CONTRIBUTIONS,

PROFITS,

LOSSES

AND

DISTRIBUTIONS

OF

THE

COMPANY.

ANY
DISTRIBUTION

OR

RETENTION

OF

THE

PROFITS

AND

ASSETS

OF

THE

COMPANY
SHALL BE MADE IN THE DISCRETION OF THE MEMBER.
5.
THE

COMPANY

SHALL

BE

MEMBER-MANAGED

AND

SHALL

CONDUCT
SUCH OPERATIONS

AND BUSINESS

AS THE

MEMBER SHALL

DETERMINE ARE

IN THE
COMPANY’S BEST INTERESTS.
6. UNLESS OTHERWISE SET FORTH IN A WRITTEN AGREEMENT, ALL DEBTS,
OBLIGATIONS AND LIABILITIES OF THE

COMPANY,

WHETHER ARISING IN

CONTRACT
OR

OTHERWISE,

SHALL

BE

THE

DEBTS,

OBLIGATIONS

AND

LIABILITIES

OF

THE
COMPANY AND NOT OF ANY MEMBER.
7.
THE

MEMBER

IS

HEREBY

AUTHORIZED

AND

DIRECTED,

FOR

AND

ON
BEHALF

OF

THE

COMPANY,

TO

TAKE

ANY

ACTIONS

AND

EXECUTE,

DELIVER

AND
PERFORM

ANY

DOCUMENTS,

AGREEMENTS

AND

OTHER

INSTRUMENTS

AS

THE
MEMBER

DEEMS

NECESSARY

OR

APPROPRIATE

TO

ORGANIZE

THE

COMPANY

AND
CONDUCT

ITS

BUSINESS.

ALL

OF

SUCH

DOCUMENTS,

AGREEMENTS

AND

OTHER
INSTRUMENTS

ARE

TO

BE

IN

SUCH

FORM

AND

CONTAIN

SUCH

PROVISIONS

AS

THE
MEMBER

EXECUTING

THE

SAME

SHALL

APPROVE,

AND

THE

SIGNATURE

OF

THE
MEMBER APPEARING THEREON

SHALL BE CONCLUSIVE

EVIDENCE OF ITS

APPROVAL
THEREO F.
8.
THE MEMBER

MAY BESTOW UPON EMPLOYEES

OR REPRESENTATIVES OF
THE COMPANY SUCH TITLES AS THE MEMBER DEEMS NECESSARY OR EXPEDIENT TO
ENABLE IT TO

CARRY OUT

ITS DUTIES

ON BEHALF OF

THE COMPANY

.

SUCH TITLES
MAY

INCLUDE

“CHAIR,”

“PRESIDENT,”

“CHIEF

EXECUTIVE

OFFICER,”

“CHIEF
FINANCIAL

OFFICER,”

ONE

OR

MORE

“VICE

PRESIDENTS,”

“TREASURER”

OR
“SECRETARY

,”

OR

SUCH

OTHER

POSITIONS

OR

TITLES

AS

THE

MEMBER

DEEMS
ADVISABLE.

SUCH

PERSONS,

IN

THEIR

RESPECTIVE

ROLES

AS

OFFICERS

OF

THE
COMPANY,

MUST DISCHARGE

THEIR DUTIES

IN GOOD

FAITH

WITH THE

CARE THAT
AN

ORDINARY,

PRUDENT

PERSON

IN

A

LIKE

POSITION

WOULD

EXERCISE

UNDER
SIMILAR CIRCUMSTANCES, AND IN A MANNER THE MEMBER REASONABLY BELIEVES
TO BE IN THE BEST INTERESTS OF THE COMPANY.

16
9.
NO OFFICER

OR AGENT

APPOINTED BY

THE MEMBER SHALL

BE LIABLE,
RESPONSIBLE OR ACCOUNTABLE IN DAMAGES OR

OTHERWISE TO THE COMPANY OR
THE MEMBER

FOR ANY

ACTS PERFORMED

OR OMITTED

BY SUCH

PERSON IN

GOOD
FAITH, EXCEPT FOR ACTS OR OMISSIONS THAT CONSTITUTE GROSS NEGLIGENCE OR
WILLFUL

MISCONDUCT.

THE

OFFICERS

SHALL

BE

INDEMNIFIED

AND

HELD
HARMLESS BY THE

COMPANY,

TO THE EXTENT

OF THE COMPANY’S ASSETS, AGAINST
OBLIGATIONS

AND

LIABILITIES

ARISING

OR

RESULTING

FROM

OR

INCIDENTAL

TO
THE MANAGEMENT

OF THE

COMPANY’S AFFAIRS AND, IN ALL

CASES, TO THE

EXTENT
THAT

THE

ACT

PROVIDES

FOR

INDEMNIFICATION

OF

SUCH

PERSONS;

PROVIDED,
HOWEVER, THAT NO PARTY

SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER
FOR

ACTS

OR

OMISSIONS

CONSTITUTING

GROSS

NEGLIGENCE

OR

WILLFUL
MISCONDUCT.
10.
AT ANY TIME

WHEN THERE

IS ONLY ONE MEMBER

OF THE

COMPANY AND
THERE

IS

AN

EVENT

OF

DISSOCIATION,

INCLUDING

A

MEMBER

CEASING

TO

BE

A
MEMBER OF THE COMPANY

BY REASON OF DEATH,

A SALE OR OTHER TRANSFER OF
INTEREST

OR

BANKRUPTCY,

ANY

PERSON

OR

ENTITY

SUCCEEDING

TO

THE
MEMBER’S

INTEREST

AS

A

RESULT

OF

SUCH

EVENT

OF

DISSOCIATION

SHALL

BE

A
MEMBER

WITHOUT

FURTHER

ACTION

ON

THE

PART

OF

THE

TRANSFEREE,

THE
COMPANY

OR

THE

DISSOCIATED

MEMBER,

AND

SUCH

EVENT

OF

DISSOCIATION
SHALL NOT CAUSE OR RESULT

IN THE DISSOLUTION OF THE COMPANY.
[ Signature Page Follows; Remainder of Page Intentionally Left Blank ]

17
Dated as of the ____ day of __________________, 2025.
MEMBER :
MEINERZ HOLDINGS, INC.
By:

Scott Meinerz, President